Exhibit 10.1
Execution Version
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT,
AMENDED AND RESTATED SECURITY
AGREEMENT AND PLEDGE AGREEMENT
     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, AMENDED AND RESTATED SECURITY AGREEMENT AND PLEDGE AGREEMENT (this “Amendment”), dated as of September 9, 2010, among UNIFI, INC., a New York corporation (the “Parent”), the subsidiaries of the Parent from time to time party to the Credit Agreement referred to below (the “Subsidiaries”; and together with the Parent, the “Borrowers”), each lender from time to time party to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Agent”).
RECITALS
     A. The Borrowers, the Lenders, and the Agent are party to an Amended and Restated Credit Agreement dated as of May 26, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Agent and the Lenders have extended certain credit facilities to the Borrowers.
     B. The Borrowers and the Agent are party to an Amended and Restated Security Agreement dated as of May 26, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which each Borrower granted a security interest in the Collateral (as defined therein) in favor of the Agent, on behalf of the Lenders.
     C. The Borrowers and the Agent are party to a Pledge Agreement dated as of May 26, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), pursuant to which each Borrower granted a security interest in the Pledged Collateral (as defined therein) in favor of the Agent, on behalf of the Lenders.
     D. The Agent and the Lenders have agreed to reallocate the Commitments among the Lenders in accordance with Section 4 hereof.
     E. The Borrowers have requested that the Agent and the Lenders agree to certain amendments with respect to the Credit Agreement, the Security Agreement and the Pledge Agreement, and subject to the terms and conditions set forth herein, the Agent and each of the Lenders have agreed to grant such requests of the Borrowers.
     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended by this Agreement). As used herein, “Amendment Documents” means this Amendment, the Credit Agreement (as amended by this Amendment), the Security Agreement (as amended by this Amendment), the Pledge Agreement (as amended by this Amendment) and each certificate and other document executed and delivered by the Borrowers pursuant to Section 7 hereof.

     2. Interpretation. The rules of interpretation set forth in Section 14.22 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
     3. Credit Agreement Amendments. The Credit Agreement is hereby amended as set forth on Exhibit A.
     4. Schedules.
     (a) The Schedules to the Credit Agreement are hereby amended in their entirety to read as attached to the Credit Agreement, as amended hereby, including, without limitation, Schedule 1.2 which shall set forth the reallocated Commitments of the Lenders as of the Effective Date.
     (b) The Schedules to the Security Agreement (as amended by this Amendment) are hereby amended in their entirety to read as attached hereto as Exhibit B.
     (c) The Schedules to the Pledge Agreement (as amended by this Amendment) are hereby amended in their entirety to read as attached hereto as Exhibit C.
     5. Security Agreement Amendments. The Security Agreement is hereby amended as follows:
     (a) The definition of “Cash Dominion Period” is hereby amended and restated in its entirety as follows:
     “Cash Dominion Period” means the period beginning on a Cash Dominion Trigger Event and continuing until no Event of Default is existing and Availability has been at least equal to the greater of 15% of the Maximum Revolver Amount or $11,250,000 for a period of ninety (90) consecutive days.
     (b) The definition of “Cash Dominion Trigger Event” is hereby amended and restated in its entirety as follows:
     “Cash Dominion Trigger Event” means the occurrence of any one or more of the following events: (a) the date on which a Default or an Event of Default shall have occurred (beyond the expiration of the applicable grace or cure period) and (b) the date on which Availability falls below 15% of the Maximum Revolver Amount.
     (c) The definition of “Excluded Assets” is hereby amended to add the following sentence at the end of clause (vi) of such definition:
          As of the First Amendment Closing Date, there are no Excluded Securities.

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     (d) The Security Agreement is hereby amended to replace the phrase “for the benefit of the Agent and the Lenders” with “for the benefit of the Agent and the other Secured Parties” in each place where it occurs.
     (e) Section 4 of the Security Agreement is hereby amended to replace the phrases “for the benefit of the Lenders” and “for the ratable benefit of the Lenders” with “for the benefit of the Secured Parties” in each place where they occur.
     (f) Section 11(d) of the Security Agreement is hereby amended to replace the phrase “for the benefit of itself and the Lenders” with “for the benefit of itself and the other Secured Parties”.
     (g) Section 5(m) of the Security Agreement is hereby amended to replace the phrase “for the benefit of the Lenders” with “for the benefit of the Secured Parties”.
     (h) Section 4(h) of the Security Agreement is hereby amended and restated in its entirety as follows:
     (h) Inventory. None of such Obligor’s Inventory is held by a third party (other than another Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement, without the consent of the Agent, except as permitted pursuant to Section 5(k)(vi) hereof. All of each Obligor’s Inventory has been produced in compliance with all material respects with all requirements of the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder.
     (i) The following new clause (E) is hereby added to the end of Section 5(g)(i) of the Security Agreement:
     and (E) such agreements or instruments as are necessary to perfect the Agent’s security interest in Equipment and other assets owned by Unifi Equipment Leasing, LLC which are located in Mexico,
     (j) Section 5(k)(vi) of the Security Agreement is hereby amended and restated in its entirety as follows:
     (vi) Not sell any inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or other repurchase return basis without the consent of the Agent; provided that any Borrower may, without the Agent’s consent, enter into such arrangements with customers located outside of the United States so long as (A) the value of the Inventory subject to all such arrangements for which the Agent’s consent has not been received does not at any time exceed $20,000,000, (B) pro forma Thirty Day Average Excess Availability immediately prior to entering into such arrangements is at least equal to 27.5% of the Maximum Revolver Amount and Availability on the date thereof, both before and after giving effect to such arrangements, is at least equal to 27.5% of the

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Maximum Revolver Amount and (C) no Default or Event of Default shall exist prior to or immediately after entering into such arrangements.
     6. Pledge Agreement Amendment. The Pledge Agreement is hereby amended to replace the phrases “for the benefit of the Lenders” and “for the ratable benefit of the Lenders” with “for the benefit of the Secured Parties” in each place where they occur.
     7. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective (the date such conditions are satisfied, the “Effective Date”):
     (a) the Agent shall have received counterparts of this Amendment (including all Exhibits hereto) executed by the Agent, the Lenders and the Borrowers and the Borrowers shall have performed and complied with all covenants, agreements and conditions contained in this Amendment, the Credit Agreement and the other Loan Documents which are required to be performed or complied with by the Borrowers before or on such Effective Date;
     (b) upon making the Revolving Loans (including such Revolving Loans made to reimburse fees, costs and expenses then payable under this Amendment, the Credit Agreement or the Fee Letter dated as of July 26, 2010), and the consummation of the transactions contemplated hereby, and with all of the Borrowers’ obligations current in accordance with historical practices, the Borrowers shall have Availability of at least $25,000,000;
     (c) all representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date;
     (d) no Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Effective Date;
     (e) the Agent and the Lenders shall have received such opinions of counsel for the Borrowers as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel and shall include among other things, an opinion that this Amendment does not cause a violation under the Senior Secured Notes Indenture;
     (f) the Agent shall have received:
     (i) searches of UCC filings in the jurisdiction of the chief executive office and state of incorporation of each Borrower and each jurisdiction where a filing would need to be made in order to perfect the Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;
     (ii) searches of ownership of intellectual property in the appropriate governmental offices;

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     (iii) duly executed UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Borrowers except Permitted Liens;
     (iv) such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent’s security interest in intellectual property;
     (v) all instruments and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Agent’s security interest in the Collateral;
     (vi) duly executed consents as are necessary, in the Agent’s sole discretion, to perfect the Lenders’ security interest in the Collateral;
     (vii) in the case of any personal property Collateral of $100,000 or greater located at premises leased by a Borrower, such estoppels letters, consents and waivers from the landlords on such real property or bailees as may be required by the Agent; and
     (viii) duly executed Account Control Agreements with respect to Collateral for which a control agreement is required for perfection of the Agent’s security interest under the UCC;
     (g) the Agent shall have received a certificate of a Responsible Officer of each Borrower, certifying (i) that attached copies of such Borrower’s articles of incorporation (or the equivalent thereof) and bylaws (or the equivalent thereof) are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked; and (iii) to the title, name and signature of each Person authorized to sign the Amendment and any other Loan Documents (the Agent may conclusively rely on this certificate until it is otherwise notified by the applicable Borrower in writing);
     (h) the Agent shall have received copies of the charter documents of each Borrower, certified to be true and correct as of a recent date by the Secretary of State or other appropriate official of such Borrower’s jurisdiction of organization;
     (i) the Agent shall have received good standing certificates for each Borrower, issued by the Secretary of State or other appropriate official of such Borrower’s jurisdiction of organization and each other jurisdiction reasonably requested by the Agent where such Borrower’s conduct of business or ownership of Property necessitates qualification;
     (j) the Borrowers shall have paid all fees and expenses of the Agent and the Attorney Costs incurred in connection with this Amendment or any of the Loan Documents and the transactions contemplated hereby or thereby;
     (k) all proceedings taken in connection with the execution of this Amendment, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders;

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     (l) the completion by the Agent of its due diligence in connection with the Loan Documents, with the results thereof, being acceptable to the Agent;
     (m) there shall not have occurred a material adverse change (i) in the business, assets, Properties, liabilities (actual or contingent), operations or condition (financial or otherwise) of the Borrowers and their Subsidiaries, taken as a whole, since June 28, 2009 or (ii) in the facts and information regarding such entities as represented through the date hereof;
     (n) there shall not exist any pending or threatened litigation, investigation, bankruptcy or insolvency, injunction, order or claim affecting or relating to any Borrower, this Amendment, the Credit Agreement and the other Loan Documents, the Senior Secured Notes or the Senior Secured Notes Indenture, that has not been settled, dismissed, vacated, discharged or terminated prior to the Effective Date which could reasonably be expected to have a Material Adverse Effect;
     (o) the Agent shall have received inventory appraisals and field examinations by the Agent and its affiliates and/or third parties, in scope and with results in all respects satisfactory to the Agent in its sole discretion;
     (p) the Borrowers shall have notified the Senior Secured Notes Collateral Agent and the Senior Secured Notes Trustee that the parties hereto are entering into this Agreement; and
     (q) without limiting the generality of the items described above, the Borrowers and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), such financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items as may be reasonably required by the Agent and its counsel.
     The acceptance by the Borrowers of any Loans made or Letters of Credit issued on the Effective Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Parent on behalf of the Borrowers, dated the Effective Date, to such effect.
     Execution and delivery to the Agent by a Lender of a counterpart of this Amendment shall be deemed confirmation by such Lender that (i) all conditions precedent herein have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Amendment was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth herein, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.
     8. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement, the Security Agreement, the Pledge Agreement, and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement, the Security Agreement, the

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Pledge Agreement, or any other Loan Document, (b) to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement, the Pledge Agreement, or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security Agreement, the Pledge Agreement, or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrowers, on the one hand, and the Agent or any other Lender, on the other hand.
     9. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:
     (a) After giving effect to this Amendment, no Default has occurred and is continuing.
     (b) The execution, delivery and performance by each Borrower of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.
     (c) The Amendment Documents constitute the legal, valid and binding obligations of each Borrower, as applicable, and are enforceable against each such Person in accordance with their respective terms, without defense, counterclaim or offset.
     (d) All representations and warranties of the Borrowers contained in Article 6 of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date.
     (e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Lenders or any other Person.
     10. Miscellaneous.
     (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.
     (b) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 14.3 AND 14.4 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

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     (c) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.
     (d) This Amendment, together with the other Amendment Documents and the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.1 of the Credit Agreement.
     (e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.
     (f) Each Borrower covenants to pay to or reimburse the Agent, upon demand, for all reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.
     (g) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNIFI, INC., a New York corporation
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	Vice President & CFO

UNIFI MANUFACTURING, INC., a North Carolina corporation
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	Vice President & CFO

UNIFI TEXTURED POLYESTER, LLC, a North Carolina limited liability company
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	Vice President

UNIMATRIX AMERICAS, LLC, a North Carolina limited liability company
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	President

UNIFI SALES & DISTRIBUTION, INC., a North Carolina corporation
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	Vice President & CFO

[Signature Pages Continue]
[First Amendment - Unifi, Inc.]

SPANCO INTERNATIONAL, INC., a North Carolina corporation
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	Vice President

UNIFI EQUIPMENT LEASING, LLC, a North Carolina limited liability company
By:	/s/ Ronald L. Smith
	Name:	Ronald L. Smith
	Title:	Vice President & CFO

[First Amendment - Unifi, Inc.]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President
[First Amendment - Unifi, Inc.]

WELLS FARGO CAPITAL FINANCE, INC., as a Lender
By:	/s/ Samantha Alexander
	Name:	Samantha Alexander
	Title:	Director

[First Amendment - Unifi, Inc.]

Exhibit A to First Amendment to Amended and Restated Credit Agreement,
Amended and Restated Security Agreement and Pledge Agreement
[First Amendment - Unifi, Inc.]

AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 26, 2006
(as amended by the First Amendment to Amended and Restated Credit Agreement,
Amended and Restated Security Agreement and Pledge Agreement
dated as of September 9, 2010)
Among
THE FINANCIAL INSTITUTIONS NAMED HEREIN,
as the Lenders
and
BANK OF AMERICA, N.A.,
as the Administrative Agent
and
UNIFI, INC.
and
ITS DOMESTIC SUBSIDIARIES,
as the Borrowers

BANC OF AMERICA SECURITIES LLC,
as Sole Lead Arranger And Sole Book Manager

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-ii-

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ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A	—	DEFINED TERMS

EXHIBIT A	—	FORM OF REVOLVING LOAN NOTE

EXHIBIT B	—	FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C	—	FINANCIAL STATEMENTS

EXHIBIT D	—	FORM OF NOTICE OF BORROWING

EXHIBIT D-1	—	FORM OF NOTICE OF BORROWING FOR EX-IM BANK REVOLVING LOANS (BORROWING BASE CERTIFICATE)

EXHIBIT E	—	FORM OF NOTICE OF CONTINUATION/CONVERSION

EXHIBIT F	—	FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

EXHIBIT G	—	FORM OF JOINDER AGREEMENT

EXHIBIT H	—	FORM OF MONTHLY MANAGEMENT REPORT

SCHEDULE 1.1	—	ASSIGNED CONTRACTS

SCHEDULE 1.2	—	LENDERS’ COMMITMENTS

SCHEDULE 6.4	—	CORPORATE NAME; PRIOR TRANSACTIONS

SCHEDULE 6.5	—	ORGANIZATION AND QUALIFICATION

SCHEDULE 6.7	—	CAPITALIZATION

SCHEDULE 6.9	—	DEBT

SCHEDULE 6.11	—	REAL ESTATE; LEASES

SCHEDULE 6.12	—	PROPRIETARY RIGHTS

SCHEDULE 6.13	—	TRADE NAMES

SCHEDULE 6.14	—	LITIGATION

SCHEDULE 6.15	—	LABOR DISPUTES

SCHEDULE 6.16	—	ENVIRONMENTAL LAW

SCHEDULE 6.19	—	ERISA COMPLIANCE

SCHEDULE 6.26	—	MATERIAL AGREEMENTS

SCHEDULE 6.27	—	BANK ACCOUNTS

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AMENDED AND RESTATED CREDIT AGREEMENT
     THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 26, 2006, as amended by that certain First Amendment to Amended and Restated Credit Agreement, Amended and Restated Security Agreement and Pledge Agreement dated as of September 9, 2010 (and as further amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Bank of America, N.A. with an office at 300 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, as administrative agent for the Lenders (in its capacity as administrative agent, the “Agent”), Unifi, Inc., a New York corporation, with offices at 7201 West Friendly Avenue, Greensboro, North Carolina 27410 (the “Parent”) and the subsidiaries of the Parent parties hereto and such other subsidiaries of the Parent that become parties hereto from time to time after the date hereof, (the Parent and each such subsidiary is individually hereinafter referred to as a “Borrower” and the Parent together with all such subsidiaries are hereinafter collectively referred to as the “Borrowers”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, the several banks and other financial institutions party thereto and the Agent are parties to the Credit Agreement dated as of December 7, 2001 (as amended, restated, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”); and
     WHEREAS, the Borrowers have requested, and the Lenders have agreed, to amend and restate the Existing Credit Agreement hereby and to extend a revolving credit facility to the Borrowers on the terms and conditions set forth in this Agreement;
     WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;
     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrowers hereby agree as follows.
ARTICLE 1
LOANS AND LETTERS OF CREDIT
     1.1 Total Facility
     Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $100,000,000 (the “Total Facility”) to the Borrowers from time to time during the term of this Agreement, which amount may be increased in accordance with Section 1.5. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

     1.2 Revolving Loans
     (a) (i) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 8 (and with respect to Ex-Im Bank Revolving Loans, such other conditions precedent imposed by the Bank), each Lender severally, but not jointly, agrees, upon a Borrower’s request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the “Revolving Loans”) to the Borrowers (including Ex-Im Bank Revolving Loans to Borrowers that are eligible borrowers under an Ex-Im Bank Guaranteed Loan; provided, however, no Lender shall have any obligation to extend an Ex-Im Bank Revolving Loan to any Borrower after the sooner of three (3) years after the Funding Date of the initial Ex-Im Bank Revolving Loan, if any, or the Termination Date) in amounts not to exceed such Lender’s Pro Rata Share of Availability, except for Non Ratable Loans and Agent Advances and, as otherwise set forth herein, with respect to Ex-Im Bank Revolving Loans. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent’s authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i).
     (ii) At the request of Agent, the Borrowers shall execute and deliver to each Lender that so requests a note to evidence the Revolving Loan of that Lender. Each such note shall be in the principal amount of the Lender’s Pro Rata Share of the Commitments, dated the date hereof and substantially in the form of Exhibit A (each a “Revolving Loan Note” and, collectively, the “Revolving Loan Notes”) This Agreement and each Revolving Loan Note, if applicable, shall evidence the obligation of the Borrowers to pay the outstanding and utilized amount of each Lender’s Pro Rata Share of the Commitments, or, if less, such Lender’s Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to the Borrowers together with interest thereon as prescribed in Section 1.2. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.
     (b) Procedure for Borrowing.
     (i) Each Borrowing shall be made upon a Borrower’s irrevocable written notice delivered to the Agent in the form of a notice of borrowing (“Notice of Borrowing”), which must be received by the Agent prior to (x) 12:00 noon (New York, New York time) three Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (y) 1:00 p.m. (New York, New York time) on the requested Funding Date, in the case of Base Rate Loans, specifying:
     (A) the amount of the Borrowing, which in the case of a LIBOR Rate Loan must equal or exceed $3,000,000 (and increments of $1,000,000 in excess of such amount);

     (B) the requested Funding Date, which must be a Business Day;
     (C) whether the Revolving Loans requested are to be Base Rate Revolving Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Revolving Loan); and
     (D) the duration of the Interest Period for LIBOR Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of 30 days);
provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Revolving Loans only.
     (ii) In lieu of delivering a Notice of Borrowing, a Borrower may give the Agent telephonic or internet electronic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic or internet electronic notice in making such Revolving Loans, regardless of whether any written confirmation is received.
     (iii) No Borrower shall have the right to request a LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.
     (iv) Notwithstanding any language to the contrary in this Section, each Borrowing that is to be an Ex-Im Bank Revolving Loan must be requested in writing on the form of borrowing notice attached hereto as Exhibit D-1 and must be delivered to the Agent’s Export Finance Department at the address set forth in Section 14.8 hereof.
     (c) Reliance upon Authority. Prior to the Closing Date, the Borrowers shall deliver to the Agent, a notice setting forth the account of the Borrowers (“Designated Account”) to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrowers may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person’s request for Revolving Loans on behalf of the Borrowers, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrowers to make such requests on its behalf.
     (d) No Liability. The Agent shall not incur any liability to the Borrowers as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Agent believes in good faith to have been given by an officer or other person duly authorized by the Borrowers to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of the Borrowers to repay such Revolving Loans as provided herein.
     (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 1.2(b) shall be irrevocable. The Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

     (f) Agent’s Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of Section 1.2(g) or the terms of Section 1.2(h) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non Ratable Loan pursuant to Section 1.2(h) or an Ex-Im Bank Revolving Loan pursuant to Section 1.2(j), the terms of Section 1.2(g) shall apply to the requested Borrowing.
     (g) Making of Revolving Loans. If Agent elects to have the terms of this Section 1.2(g) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 2:00 p.m. (New York, New York time) on the applicable Funding Date. After the Agent’s receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Borrowers on the applicable Funding Date by transferring same day funds to the Borrowers’ Designated Account; provided, however, that the amount of Revolving Loans so made on any date, shall not exceed the Availability on such date.
     (h) Making of Non Ratable Loans.
     (i) If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrowers on the applicable Funding Date by transferring same day funds to Borrowers’ Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a “Non Ratable Loan”, and such Revolving Loans are collectively referred to as the “Non Ratable Loans.” Each Non Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non Ratable Loans outstanding at any time shall not exceed $5,000,000. The Agent shall not request the Bank to make any Non Ratable Loan if (A) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (B) the requested Borrowing would exceed Availability on that Funding Date.
     (ii) The Non Ratable Loans shall be secured by the Agent’s Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder. Upon Settlement of such Non-Ratable Loans pursuant to Section 12.15 hereof, such Loans shall constitute Revolving Loans for all purposes hereunder, including, without limitation, Section 2.2(a)(i) hereof.
     (i) Agent Advances.
     (i) Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent’s sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in Article 8 have not been satisfied, to make Base Rate

Revolving Loans to the Borrowers on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed 10% of the Borrowing Base but not in excess of the Maximum Revolver Amount which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof or (2) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 14.7 (any of such advances are herein referred to as “Agent Advances”); provided, that the Majority Lenders may at any time revoke the Agent’s authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent’s receipt thereof. Agent Advances shall not be made as Ex-Im Bank Revolving Loans.
     (ii) The Agent Advances shall be secured by the Agent’s Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.
(j) Making of Ex-Im Bank Revolving Loans.
     (i) If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(j) apply to a requested Borrowing and if all other conditions precedent thereto (whether expressly set forth in this Agreement or otherwise imposed by the Bank), including without limitation, the qualification of such Revolving Loan as an Ex-Im Bank Guaranteed Loan under the Ex-Im Bank Working Capital Guarantee Program and the execution and delivery by the applicable Borrowers of the Ex-Im Loan Documents, have been satisfied, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrowers that are eligible borrowers under an Ex-Im Bank Guaranteed Loan on the applicable Funding Date by transferring same day funds to such Borrowers’ Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section, or any Revolving Loan made under this Agreement that qualifies as an Ex-Im Bank Guaranteed Loan under the Borrowers’ Ex-Im Agreement, is herein referred to as an “Ex-Im Bank Revolving Loan”, and such Revolving Loans are collectively referred to as the “Ex-Im Bank Revolving Loans”. Each Ex-Im Bank Revolving Loan shall be subject to all the terms and conditions applicable to other Revolving Loans, except to the extent of the provisions of the Borrowers’ Ex-Im Agreement and all other Ex-Im Loan Documents executed by any Borrower, which shall control in the event of any inconsistency. The aggregate amount of Ex-Im Bank Revolving Loans outstanding at any time shall not exceed the limitation set forth in clause (a)(iv) of the definition of “Borrowing Base”. The Agent shall not request the Bank to make any Ex-Im Bank Revolving Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 or any other condition precedent thereto will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date.
     (ii) The Ex-Im Bank Revolving Loans shall be secured by the Agent’s Liens in and to the Collateral, subject to the Ex-Im Loan Documents executed by the Borrowers, and shall constitute Base Rate Revolving Loans or LIBOR Rate Loans, as the

     case may be, and Obligations hereunder and shall be guaranteed by the Ex-Im Bank to the extent provided in the Master Ex-Im Bank Guarantee.
     1.3 Letters of Credit
     (a) Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of the Borrowers one or more commercial/documentary and standby letters of credit (“Letter of Credit”) and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Agent, which issues a Letter of Credit for the account of the Borrowers (any such credit support or enhancement being herein referred to as a “Credit Support”) from time to time during the term of this Agreement.
     (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than 30 days prior to the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit. With respect to any Letter of Credit which contains any “evergreen” or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this Section 1.3 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.
     (c) Other Conditions. In addition to conditions precedent contained in Article 8, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:
     (i) The Borrowers shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and
     (ii) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.
     (d) Issuance of Letters of Credit.
     (i) Request for Issuance. A Borrower requesting a Letter of Credit must notify the Agent of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrowers shall attach to such notice the proposed form of the Letter of Credit. All Letters of Credit hereunder shall be issued in Dollars, or, with the Letter of Credit Issuer’s consent, another currency in which the Letter of Credit Issuer shall be willing to issue Letters of Credit. All letters of credit issued under the Existing Credit Agreement and outstanding on the First Amendment Closing Date shall constitute Letters of Credit issued under this Agreement.
     (ii) Responsibilities of the Agent; Issuance. As of the Business Day immediately preceding the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (x) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (y) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.
     (iii) No Extensions or Amendment. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.3 are met as though a new Letter of Credit were being requested and issued.
     (e) Payments Pursuant to Letters of Credit. Each Borrower agrees to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support in Dollars (or, if payment of the draw thereunder was made by the Letter of Credit Issuer or the Agent in a currency other than Dollars, an amount equal to the Dollar equivalent of such currency, as determined by the Letter of Credit Issuer or the Agent, as of the time of the Letter of Credit Issuer ‘s or Agent’s payment of such draw under such Letter of Credit or payment under such Credit Support, in each case), and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against the Letter of Credit Issuer or any other Person. Unless otherwise reimbursed directly by the Borrowers, each drawing under any Letter of Credit shall constitute a request by a Borrower to the Agent for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing, in which case, the amounts to be reimbursed if the Letter of Credit was issued in a currency other than Dollars, shall be immediately converted into Dollars. The Funding Date with respect to such borrowing shall be the date of such drawing.
     (f) Indemnification; Exoneration; Power of Attorney.
     (i) Indemnification. In addition to amounts payable as elsewhere provided in this Section 1.3, the Borrowers agrees to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable outside attorneys’ fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrowers’ obligations under this Section shall survive payment of all other Obligations.
     (ii) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of Credit Issuer’s honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 1.4(f).
     (iii) Exoneration. Without limiting the foregoing, no action or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of

Credit Issuer) shall result in any liability of Agent or any Lender to the Borrowers, or relieve the Borrowers of any of their obligations hereunder to any such Person.
     (iv) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrowers’ rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between the Borrowers and the Letter of Credit Issuer.
     (v) Account Party. The Borrowers hereby authorize and direct any Letter of Credit Issuer to name any requesting Borrower as the “Account Party” therein and to deliver to the Agent all instruments, documents and other writings and Property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent’s instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.
     (g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of Section 1.3(b) and Section 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the other Secured Parties, with respect to each Letter of Credit or Credit Support then outstanding, either (i) cash in a cash collateral account in an amount equal to 100% of the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any commissions, fees and expenses associated with such Letter of Credit or such Credit Support, under which collateral account the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support or (ii) a standby letter of credit (a “Supporting Letter of Credit”) in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to 100% of the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any commissions, fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such cash collateral account or Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the other Secured Parties, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding. The Borrowers shall, on demand by the Letter of Credit Issuer or the Agent from time to time, cash collateralize the Letter of Credit Obligations of any Defaulting Lender.
     (h) Resignation of Letter of Credit Issuer. The Letter of Credit Issuer may resign at any time upon notice to the Agent and the Borrowers. On the effective date of such resignation, the Letter of Credit Issuer shall have no further obligation to issue, amend, renew, extend or otherwise modify any Letter of Credit, but shall continue to have the benefits of Sections 1.3, 12.7 and 14.11 with respect to any Letters of Credit issued or other actions taken prior to the Letter of Credit Issuer’s resignation. The Agent shall promptly appoint a replacement Letter of

Credit Issuer which, so long as no Event of Default exists, shall be reasonably acceptable to the Borrowers.
     1.4 Bank Products
     A Borrower may request and the Agent may, in its sole and absolute discretion, arrange for such Borrower to obtain from the Bank or the Bank’s Affiliates Bank Products although such Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank, the Borrowers agree to indemnify and hold the Agent, the Bank and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit any Borrower’s rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between any such Borrower or Borrowers and the Bank which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. The Borrowers acknowledge and agree that the obtaining of Bank Products from the Bank or the Bank’s Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank’s Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank’s Affiliates. Each Borrower agrees that the Bank is not obligated to provide such services. This paragraph in no way prohibits any of the Borrowers from obtaining other products from other Lenders so long as such transaction does not otherwise violate this Agreement.
     1.5 Increase of the Commitments
     (a) Requests for Increase by Borrowers. The Borrowers may request that the Commitments be increased by up to $50,000,000 (each such proposed increase being a “Commitment Increase”) and, upon such request, the Borrowers (or upon the request of the Borrowers, the Agent) may solicit additional financial institutions to become Lenders for purposes of this Agreement, or to encourage any Lender to increase its Commitment (each an “Increasing Lender”), provided that:
     (i) the minimum amount of the Commitment Increase shall be $10,000,000 or a larger multiple of $5,000,000 in excess thereof;
     (ii) immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $150,000,000;
     (iii) each Lender which is a party to this Agreement prior to such increase shall have the first option, and may elect to fund its Pro Rata Share of the amount of the increase in the Commitments (or any such greater amount in the event that one or more Lenders does not elect to fund its respective Pro Rata Share of the amount of the increase in the Commitments), thereby increasing its Commitment hereunder, but no Lender shall have the obligation to do so;
     (iv) in the event that it becomes necessary to include a new financial institution to fund the amount of the increase in the Commitments, each such financial institution shall be an Eligible Assignee that is reasonably acceptable to the Agent and Parent and each such financial institution shall become a Lender hereunder and agree to become party to, and shall assume and agree to be bound by, this Agreement, subject to all terms and conditions hereof (each an “Assuming Lender”);
     (v) no Default or Event of Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed Commitment Increase;
     (vi) the representations and warranties contained in this Agreement which are qualified by an exception for Material Adverse Effect shall be true and correct on and as of the Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and all other representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the Commitment Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);
     (vii) the conditions set forth in Section 8.2 shall be satisfied;
     (viii) the Commitment Increase shall constitute permitted “Credit Agreement” debt under Section 4.09(1) of the Senior Secured Notes Indenture and shall be secured by “Permitted Liens” described under clause (1) of the definition thereof in the Senior Secured Notes Indenture;
     (ix) the Borrowers shall pay to the Agent, for the benefit of the Lenders, such fees as may be agreed to by the parties; and
     (x) the Borrowers shall execute such Revolving Loan Notes as are necessary to reflect the increase in the Commitments.
     (b) Effectiveness of Commitment Increase by the Borrowers. Each Assuming Lender, if any, shall become a Lender hereunder as of the Commitment Increase Date established pursuant to Section 1.5(d) and the Commitment of any Increasing Lender and such Assuming Lender shall be increased as of such Commitment Increase Date; provided that:
     (i) the Agent shall have received on or prior to 11:00 a.m., New York, New York time, on such Commitment Increase Date, a certificate of a duly authorized officer of the Parent stating that each of the applicable conditions to such Commitment Increase set forth in the foregoing paragraph (a) has been satisfied; and
     (ii) each Assuming Lender or Increasing Lender shall have delivered to the Agent, on or prior to 11:00 a.m., New York, New York time, on such Commitment Increase Date, an agreement, in form and substance reasonably satisfactory to the Borrowers and the Agent, pursuant to which such Lender shall, effective as of such Commitment Increase Date, acquire a Commitment or an increase of Commitment, duly executed by such Assuming Lender or Increasing Lender and the Borrowers and acknowledged by the Agent. Any Assuming Lender shall be required to have a Commitment of not less than $10,000,000 (unless otherwise agreed by the Agent and the Parent in their discretion).

     (c) Recordation. Upon its receipt of an agreement referred to in clause (b)(ii) above executed by an Assuming Lender or any Increasing Lender, together with the certificate referred to in clause (b)(i) above, the Agent shall, if such agreement has been completed, (x) accept such agreement, (y) record the information contained therein in its records maintained for such purpose in accordance with Section 3.10 and (z) give prompt notice thereof to the Borrowers. This Agreement shall be amended by the Agent and the Borrowers to reflect the addition of each Assuming Lender or each increase in Commitment of an Increasing Lender.
     (d) Commitment Increase Date; Adjustments of Borrowings upon Effectiveness of Increase. If any requested increase in the Commitments is agreed to in accordance with this Section 1.5, the Agent and the Borrowers shall determine the effective date of such increase (the “Commitment Increase Date”). The Agent, with the consent and approval of the Borrowers, shall promptly confirm in writing to the Lenders the final allocation of such Commitment Increase and the Commitment Increase Date. On the date of such Commitment Increase, the Borrowers shall (A) prepay the outstanding Revolving Loans (if any) in full, (B) simultaneously borrow new Revolving Loans (which Revolving Loans shall be Base Rate Loans) hereunder in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the existing Lenders, the Increasing Lenders and the Assuming Lenders shall make and receive payments among themselves, in a manner acceptable to the Agent, so that, after giving effect thereto, the Loans are held ratably by the Lenders in accordance with the respective Commitments of such Lenders (after giving effect to such Commitment Increase) and (C) pay to the Lenders the amounts, if any, payable under Section 4.4 as a result of any such prepayment. Concurrently therewith, the Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit or Credit Support so that such interests are held ratably in accordance with their Pro Rata Shares in respect of the Commitments as so increased.
ARTICLE 2
INTEREST AND FEES
     2.1 Interest
     (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in immediately available funds at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margins as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which a Borrower has not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

     (i) For all Base Rate Revolving Loans and other Obligations (other than LIBOR Rate Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin;
     (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.
Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365 day year). The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest on all LIBOR Rate Loans in arrears on each LIBOR Interest Payment Date.
     (b) Default Rate. If any Event of Default occurs and is continuing and the Required Lenders in their discretion so elect, then, while any such Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto, except in the case of an Event of Default under Section 9.1(e), (f), (g) or (h) of this Agreement in each of which cases all of the Obligations shall automatically and immediately bear interest at the Default Rate applicable thereto.
     2.2 Continuation and Conversion Elections
     (a) The Borrowers may:
     (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any Base Rate Loans (or any part thereof in an amount not less than $3,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or
     (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);
provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be 30 days.
     (b) The Borrowers shall deliver a notice of continuation/conversion (“Notice of Continuation/Conversion”) to the Agent not later than 12:00 noon (New York, New York time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:
     (i) the proposed Continuation/Conversion Date;

     (ii) the aggregate amount of Loans to be converted or renewed;
     (iii) the type of Loans resulting from the proposed conversion or continuation; and
     (iv) the duration of the requested Interest Period, provided, however, the Borrowers may not select an Interest Period that ends after the Stated Termination Date.
     (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers have failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.
     (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.
     (e) There may not be more than six (6) different LIBOR Rate Loans in effect hereunder at any time.
     2.3 Maximum Interest Rate
     In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the “Maximum Rate”). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrowers such excess.

     2.4 Agent Fees
     The Borrowers agree to pay the Agent the fees due and payable from time to time (the “Agent Fees”) as set forth in the Fee Letter.
     2.5 Unused Line Fee
     On the first day of each month and on the Termination Date the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the “Unused Line Fee”) equal to the amount by which the Maximum Revolver Amount exceeded the sum of the average daily balance of Revolving Loans and the average daily undrawn stated amount of outstanding Letters of Credit during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date times the Unused Line Fee Percentage. The Unused Line Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrowers’ Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.
     2.6 Letter of Credit Fee
     The Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the “Letter of Credit Fee”) equal to the Letter of Credit Fee Percentage per annum in effect from time to time and to Agent for the benefit of the Letter of Credit Issuer a fronting fee of one eighth of one percent (0.125%) per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out of pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit, which costs, fees and expenses shall include a “fronting fee” payable to the Letter of Credit Issuer. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360 day year for the actual number of days elapsed.
ARTICLE 3
PAYMENTS AND PREPAYMENTS
     3.1 Revolving Loans
     The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time without premium or penalty, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand the Borrowers shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

     3.2 Termination of Facility
     The Borrowers may terminate this Agreement upon at least ten (10) Business Days’ notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit or issuance of a supporting letter of credit, in form and substance acceptable to the Agent and the Letter of Credit Issuer in their sole discretion, pursuant to Section 1.3(g), (b) the payment in full in immediately available funds of all reimbursable expenses and other Obligations, and (c) with respect to any LIBOR Rate Loans prepaid, payment of the amounts due under Section 4.4, if any.
     3.3 Voluntary Reduction of Facility
     The Borrowers may permanently reduce the Commitments, based on each Lender’s Pro Rata Share, upon at least ten (10) Business Days’ notice to the Agent and the Lenders, which notice shall specify the amount of the reduction and shall be irrevocable once given. Each reduction shall be in a minimum amount of $5,000,000, or an increment of $1,000,000 in excess thereof; provided, however, that in no event shall the Commitments be reduced, pursuant to this Section 3.3, to less than $75,000,000.
     3.4 [Reserved]
     3.5 LIBOR Rate Loan Prepayments
     In connection with any prepayment, if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Lenders the amounts described in Section 4.4, unless the Lenders agree to waive such payment.
     3.6 Payments by the Borrowers
     (a) All payments to be made by the Borrowers shall be made without set off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (New York, New York time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.
     (b) Subject to the provisions set forth in the definition of “Interest Period”, whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.
     3.7 Payments as Revolving Loans
     At the election of Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of

Revolving Loans made hereunder. The Borrowers hereby irrevocably authorize the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder and agrees that all such amounts charged shall constitute Revolving Loans (including Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances).
     3.8 Apportionment, Application and Reversal of Payments
     (a) Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender), payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in Section 11.1(b) and payments with respect to Secured Bank Product Obligations shall be apportioned ratably among the Secured Bank Product Providers. All payments shall be remitted to the Agent in accordance with Section 3.6(a) above at the times and in the amounts set forth herein; provided that if no such payment date is specified, payments shall be made upon demand.
     (b) Notwithstanding anything herein to the contrary, during an Event of Default, monies to be applied to the Obligations, whether arising from payments by the Borrowers, realization on Collateral, setoff or otherwise, shall be allocated as follows: first, to pay any fees, indemnities or expense reimbursements then due to the Agent from the Borrowers; second, to pay any fees, indemnities or expense reimbursements then due to the Lenders from the Borrowers (other than amounts relating to Secured Bank Product Obligations); third, to pay interest due in respect of all Loans, including Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances (other than amounts relating to Secured Bank Product Obligations); fourth, to pay or prepay principal of the Non Ratable Loans and Agent Advances and Ex-Im Bank Revolving Loans; fifth, to pay or prepay principal of the Revolving Loans (other than Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances), Noticed Hedges up to the amount of the Bank Product Reserve established with respect thereto, and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligation including any amounts relating to Secured Bank Product Obligations not otherwise paid above. Amounts distributed with respect to any Secured Bank Product Obligations shall be the lesser of the maximum Secured Bank Product Obligations last reported to the Agent or the actual Secured Bank Product Obligations as calculated by the methodology reported to the Agent for determining the amount due. The Agent shall have no obligation to calculate the amount to be distributed with respect to any Secured Bank Product Obligations, and may request a reasonably detailed calculation of such amount from the applicable Secured Bank Product Provider. If a Secured Bank Product Provider fails to deliver such calculation within five (5) Business Days following request by the Agent, the Agent may assume the amount to be distributed is zero. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrowers shall pay LIBOR breakage losses in accordance with Section 4.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.
     3.9 Indemnity for Returned Payments
     If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent’s and the Lenders’ rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 3.9 shall survive the termination of this Agreement.
     3.10 Agent’s and Lenders’ Books and Records; Monthly Statements
     The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender’s Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. The Borrowers agree that the Agent’s and each Lender’s books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 3.8 and corrections of errors discovered by the Agent), unless a Borrower notifies the Agent in writing to the contrary within thirty (30) days after such statement is rendered. In the event a timely written notice of objections is given by any Borrower, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

ARTICLE 4
TAXES, YIELD PROTECTION AND ILLEGALITY
     4.1 Taxes
     (a) Payments Free of Taxes. Subject to the immediately succeeding sentence, all payments by the Borrowers of Obligations shall be free and clear of and without reduction for any Taxes. If a Requirement of Law requires any Borrower or the Agent to withhold or deduct any Tax (including backup withholding or withholding Tax), the withholding or deduction shall be based on information provided pursuant to Section 4.1(c) and the Agent shall pay the amount withheld or deducted to the relevant Governmental Authority. If the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the Borrowers shall be increased so that the Agent, Lender or Letter of Credit Issuer, as applicable, receives an amount equal to the sum it would have received if no such withholding or deduction (including deductions applicable to additional sums payable under this Section) had been made. Without limiting the foregoing, the Borrowers shall timely pay all Other Taxes to the relevant Governmental Authorities.
     (b) Payment. The Borrowers shall indemnify, hold harmless and reimburse (within 10 days after demand therefor) the Agent, Lenders and Letter of Credit Issuer for any Indemnified Taxes or Other Taxes (including those attributable to amounts payable under this Section) withheld or deducted by any Borrower or the Agent, or paid by the Agent, any Lender or the Letter of Credit Issuer, with respect to any Obligations, Letters of Credit or Loan Documents, whether or not such Taxes were properly asserted by the relevant Governmental Authority, and including all penalties, interest and reasonable expenses relating thereto, as well as any amount that a Lender or the Letter of Credit Issuer fails to pay indefeasibly to the Agent under Section 4.1(c). A certificate as to the amount of any such payment or liability delivered to the Company by the Agent, or by a Lender or Letter of Credit Issuer (with a copy to the Agent), shall be conclusive, absent manifest error. As soon as practicable after any payment of Taxes by a Borrower, the Company shall deliver to the Agent a receipt from the Governmental Authority or other evidence of payment satisfactory to the Agent.
     (c) Lender Tax Information.
     (i) Status of Lenders. Each Lender shall deliver documentation and information to the Agent and the Company, at the times and in form required by a Requirement of Law or reasonably requested by the Agent or the Borrower Agent, sufficient to permit the Agent or the Borrowers to determine (A) whether or not payments made with respect to Obligations are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes for such payments or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction.
     (ii) Documentation. If a Borrower is a resident for tax purposes in the United States, any Lender that is a “United States person” within the meaning of section 7701(a)(30) of the Code shall deliver to the Agent and the Company IRS Form W-9 or such other documentation or information prescribed by a Requirement of Law or reasonably requested by the Agent or the Company to determine whether such Lender is subject to backup withholding or information reporting requirements. If any Foreign Lender is entitled to any exemption from or reduction of withholding tax for payments with respect to the Obligations, it shall deliver to the Agent and the Company, on or prior to the date on which it becomes a Lender hereunder (and from time to time thereafter upon request by the Agent or the Company, but only if such Foreign Lender is legally entitled to do so), (A) IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party; (B) IRS Form W-8ECI; (C) IRS Form W-8IMY and all required supporting documentation; (D) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, IRS Form W-8BEN and a certificate showing such Foreign Lender is not (I) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (II) a “10 percent shareholder” of any Borrower within the meaning of section 881(c)(3)(B) of the Code, or (III) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code; or (E) any other form prescribed by a Requirement of Law as a basis for claiming exemption from or a reduction in withholding tax, together with such supplementary documentation necessary to allow the Agent and the Borrowers to determine the withholding or deduction required to be made.
     (iii) Lender Obligations. Each Lender and Letter of Credit Issuer shall promptly notify the Borrowers and the Agent of any change in circumstances that would change any claimed Tax exemption or reduction. Each Lender and Letter of Credit Issuer shall indemnify, hold harmless and reimburse (within 10 days after demand therefor) the Borrowers and the Agent for any Taxes, losses, claims, liabilities, penalties, interest and expenses (including reasonable attorneys’ fees) incurred by or asserted against a Borrower or the Agent by any Governmental Authority due to such Lender’s or Letter of Credit Issuer’s failure to deliver, or inaccuracy or deficiency in, any documentation required to be delivered by it pursuant to this Section. Each Lender and Letter of Credit Issuer authorizes the Agent to set off any amounts due to the Agent under this Section against any amounts payable to such Lender or Letter of Credit Issuer under any Loan Document.
     (d) Refunds. If the Agent, any Lender or the Letter of Credit Issuer determines that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 4.1, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 4.1 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses incurred by the Agent, such Lender or the Letter of Credit Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of the Agent, such Lender or the Letter of Credit Issuer, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent, such Lender or the Letter of Credit Issuer in the event the Agent, such Lender or the Letter of Credit Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Agent, any Lender or the Letter of Credit Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to a Borrower or any other Person.
     4.2 Illegality
     (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to the Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until that Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.
     (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Rate Loans. If the Borrowers are required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.
     4.3 Increased Costs and Reduction of Return
     (a) Except for Taxes, which shall be governed by Section 4.1, if any Lender or Letter of Credit Issuer determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender or Letter of Credit Issuer with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender or Letter of Credit Issuer of agreeing to make or making, funding or maintaining any LIBOR Rate Loans or issuing, maintaining or participating in any Letter of Credits, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender or Letter of Credit Issuer, additional amounts as are sufficient to compensate such Lender for such increased costs. Notwithstanding the foregoing, the Borrowers shall not be liable to the Agent or any Lender or the Letter of Credit Issuer for any amounts claimed under this Section 4.3(a) in connection with events that occurred more than 180 days before the Borrowers’ receipt of a Lender’s or Letter of Credit Issuer’s request claiming entitlement to such compensation.
     (b) If any Lender or Letter of Credit Issuer shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender, Letter of Credit Issuer or any corporation or other entity controlling such Lender or Letter of Credit Issuer with any Capital

Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender, Letter of Credit Issuer or any corporation or other entity controlling such Lender or Letter of Credit Issuer and (taking into consideration such Lender’s, such Letter of Credit Issuer’s or such corporation’s or other entity’s policies with respect to capital adequacy and such Lender’s or Letter of Credit Issuer’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Lender or Letter of Credit Issuer to any Borrower through the Agent, the Borrowers shall pay to such Lender or Letter of Credit Issuer, from time to time as specified by such Lender or Letter of Credit Issuer, additional amounts sufficient to compensate such Lender or Letter of Credit Issuer for such increase. Notwithstanding the foregoing, the Borrowers shall not be liable to the Agent or any Lender or the Letter of Credit Issuer for any amounts claimed under this Section 4.3(b) in connection with events that occurred more than 180 days before the Borrowers’ receipt of a Lender’s or Letter of Credit Issuer’s request claiming entitlement to such compensation.
     4.4 Funding Losses
     The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:
     (a) the failure of any Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;
     (b) the failure of any Borrower to borrow, continue or convert a Loan after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or
     (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period, except in connection with prepayments or other payments made pursuant to Section 4.2 hereof;
including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.
     4.5 Inability to Determine Rates
     If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If the Borrowers do not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by the Borrowers, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.
     4.6 Certificates of Agent
     If any Lender claims reimbursement or compensation under this Article 4, Agent shall determine the amount thereof and shall deliver to the Borrowers (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.
     4.7 Survival
     The agreements and obligations of the Borrowers in this Article 4 shall survive the payment of all other Obligations.
     4.8 Mitigation; Mandatory Assignment
     Each Lender shall use reasonable efforts to avoid or mitigate any increased cost or suspension of the availability of an interest rate under Sections 4.1 through 4.5 above to the greatest extent practicable (including transferring the Loans to another lending office or Affiliate of a Lender) unless, in the reasonable opinion of such Lender, such efforts would be likely to have an adverse effect upon it. In the event a Lender makes a request to the Borrowers for additional payments in accordance with Section 4.1, 4.2, 4.3 or 4.4, then, provided that no Default or Event of Default has occurred and is continuing at such time, the Borrowers may, at their own expense (such expense to include, without limitation, any transfer fee payable to the Agent under Section 11.2(a)) and in its sole discretion, require such Lender to transfer and assign in whole (but not in part), without recourse (in accordance with and subject to the terms and conditions of Section 11.2(a)), all of its interests, rights and obligations under this Agreement to an Eligible Assignee which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (a) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority and (b) the Borrowers or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the portion of the Loans hereunder held by such assigning Lender and all other amounts owed to such assigning Lender hereunder, including amounts owed pursuant to Sections 4.1 through 4.5 hereof.
ARTICLE 5
BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES
     5.1 Books and Records
     Each Borrower shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a). Each Borrower shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of Property and bad debts, all in accordance with GAAP. Each Borrower shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.
     5.2 Financial Information
     The Borrowers shall promptly furnish to each Lender, all such financial information as the Agent shall reasonably request. Without limiting the foregoing, the Borrowers will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:
     (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, consolidated audited balance sheets, and income statements, cash flow statements and changes in stockholders’ equity for the Parent and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by the Parent and reasonably satisfactory to the Agent. The Borrowers hereby authorize the Agent, during the existence of a Default or an Event of Default, to communicate directly with their certified public accountants and, by this provision, authorize those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Borrowers and to discuss directly with the Agent the finances and affairs of the Borrowers.
     (b) As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Parent and its consolidated Subsidiaries, a consolidated balance sheet and income statement of the Parent and its consolidated Subsidiaries, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding Fiscal Year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Parent to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Parent and its consolidated Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments.
     (c) As soon as available, but in any event not later than thirty (30) days after the end of each month, consolidated unaudited income statements for the Parent and its consolidated Subsidiaries in the form of the monthly management report attached hereto as Exhibit H, for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of the Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the Borrowers’ budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a) and subject to quarterly and year end adjustments.
     (d) With each of the audited Financial Statements delivered pursuant to Section 5.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.
     (e) With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer of the Parent setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with the covenant set forth in Section 7.23 during the period covered in such Financial Statements and as at the end thereof. Within thirty (30) days after the end of each quarter, a certificate of the chief financial officer of the Parent stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Borrowers contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Borrowers are, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such month, (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements; provided, however, notwithstanding the foregoing, it is understood and agreed that delivery of the Parent’s Form 10K or applicable Form 10-Q within the time period specified above shall satisfy the requirements of clauses (D) and (E) above. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or propose to take with respect thereto.
     (f) No sooner than sixty (60) days and not less than thirty (30) days prior to the beginning of each Fiscal Year thereafter, annual forecasts (to include forecasted consolidated balance sheets, income statements and cash flow statements) for the Parent and its Subsidiaries as at the end of and for each fiscal month and fiscal quarter of each such Fiscal Year.
     (g) [Reserved]
     (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by any of the Borrowers with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by any of the Borrowers to or from the holders of any equity interests of the Parent (other than routine non material correspondence and reports sent by shareholders of the Parent to the Parent) or any such Subsidiary or of any Debt of any of the Borrowers registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued.
     (i) As soon as available, but in any event not later than 30 days after any Borrower’s receipt thereof, a copy of all management reports and management letters prepared for the Borrowers by any independent certified public accountants of the Borrowers.
     (j) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which the Parent makes available to its shareholders.
     (k) If requested by the Agent, promptly after filing with the IRS, a copy of each tax return filed by the Parent or by any of the other Borrowers.
     (l) (i) As soon as available for each fiscal month, but in any event within 30 days after the last day of such fiscal month, a Borrowing Base Certificate for such fiscal month and concurrently therewith, or more frequently if reasonably requested by the Agent, a schedule of each Borrower’s Accounts created, credits given, cash collected and other adjustments to Accounts made since the date of the last such schedule and the related Borrowing Base Certificate or (ii) notwithstanding the foregoing, if Availability at any time is less than 15% of the Maximum Revolver Amount or upon the occurrence and during the continuance of an Event of Default, the Borrowing Base Certificate shall be delivered no less frequently than weekly by Friday following the end of each week; provided, however, if thereafter, Availability shall be at least 15% of the Maximum Revolver Amount for a period of ninety (90) consecutive days, then, so long as no Event of Default has occurred and is continuing, the Borrowers may resume providing the Borrowing Base Certificate on a monthly basis as described in clause (i) immediately above, subject to any recurrence of the conditions described in this clause (ii).
     (m) As soon as available for each fiscal month, but in any event within 30 days after the last day of such fiscal month or, during the existence of a Default or an Event of Default, more frequently if requested by the Agent, an aging of each of the Borrowers’ Accounts, together with a reconciliation to the corresponding Borrowing Base and to each of the Borrowers’ general ledger.
     (n) As soon as available for each fiscal month, but in any event within 30 days after the last day of such fiscal month or, during the existence of a Default or an Event of Default, more frequently if requested by the Agent, an aging of each of the Borrowers’ accounts payable.
     (o) Upon request, a statement of the balance of each of the Intercompany Accounts.
     (p) Such other reports as to the Collateral of the Borrowers as the Agent shall reasonably request from time to time.
     (q) With the delivery of each of the foregoing items in clauses (l) through (p), a certificate of the Parent executed by a Responsible Officer certifying as to the accuracy and completeness thereof.

     (r) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Borrower or any Subsidiary.
     Information required to be delivered pursuant to Sections 5.2(a), (b) and (j) shall be deemed to have been delivered if such information, or one or more annual, quarterly or other reports containing such information, shall have been posted on the Parent’s website on the internet (currently http://www.unifi.com) or by the Agent on an IntraLinks or similar site to which the Lenders have been granted access or shall be available on the website of the Securities and Exchange Commission at http://www.sec.gov; provided that the Parent shall deliver paper copies of such information to the Agent or any Lender that reasonably requests such delivery; and provided further that such information shall only be deemed to have been delivered when posted on any such website upon notification by the Parent to the Agent and the Lenders of such posting.
     5.3 Notices to the Lenders
     Each Borrower (or the Parent on behalf thereof) shall notify the Agent and the Lenders in writing of the following matters at the following times:
     (a) Immediately after becoming aware of any Default or Event of Default;
     (b) Immediately after becoming aware of the assertion by the holder of any capital stock of any Borrower or the holder of any Debt of any Borrower in a face amount in excess of $1,000,000 that a default exists with respect thereto or that such Borrower is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non compliance;
     (c) Immediately after becoming aware of any event or circumstance which could have a Material Adverse Effect;
     (d) Immediately after becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;
     (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the Parent or any of the other Borrowers in a manner which could reasonably be expected to have a Material Adverse Effect;
     (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting the Parent or any other Borrower which could reasonably be expected to have a Material Adverse Effect;
     (g) Immediately after receipt of any notice of any violation by the Parent or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that the Parent or any other Borrower is not in compliance with any Environmental Law or is investigating the Parent’s or such other Borrower’s compliance therewith, in each case, which could reasonably be expected to have a Material Adverse Effect;
     (h) Immediately after receipt of any written notice that the Parent or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that the Parent or any other Borrower is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000;
     (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any Property of the Parent or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;
     (j) Any change in any Borrower’s name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names under which such Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;
     (k) Within fifteen (15) Business Days after the Parent or any ERISA Affiliate knows or has reason to know, that a non-exempt prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan has occurred or will occur, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;
     (l) Upon request, or, in the event that such document reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with, or the issuance thereof by, the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series) filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by either the Parent or any ERISA Affiliate, and (iii) any determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code;
     (m) Within fifteen (15) Business Days after any changes in the benefits of any existing Plan which increase any Borrower’s annual costs with respect thereto by an amount in excess of $2,500,000, or the establishment of any new Plan or the commencement of contributions to any Plan to which the Parent or any ERISA Affiliate was not previously contributing;
     (n) Promptly after becoming aware of any commercial tort claim (as defined in the UCC) acquired by it;
     (o) Promptly after becoming aware of any event or fact which could give rise to a material claim by such Borrower for indemnification under any of the Assigned Contracts;

     (p) Immediately if such Borrower knows or has reason to know that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Borrower’s ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same;
     (q) Promptly after becoming aware that any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party.
     Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Parent, any other Borrower, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.
ARTICLE 6
GENERAL WARRANTIES AND REPRESENTATIONS
     Each Borrower warrants and represents to the Agent and the Lenders as follows:
     6.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents
     The Borrowers have the power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral. The Borrowers have taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Borrower, and constitute the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with their respective terms. The Borrowers’ execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the Property of the Parent or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which any Borrower is a party or which is binding upon it, (b) any Requirement of Law applicable to any Borrower or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by laws or the limited liability company or limited partnership agreement of any Borrower.
     6.2 Validity and Priority of Security Interest
     The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the other Secured Parties, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (c), (d) and (e) and certain of the Liens identified in clause (m) (to the extent provided in the

Intercreditor Agreement) of the definition of Permitted Liens securing all the Obligations, and enforceable against the Borrowers and all third parties.
     6.3 [Reserved]
     6.4 Corporate Name; Prior Transactions
     Each Borrower has not, during the five (5) years prior to the First Amendment Closing Date, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its Property outside of the ordinary course of business, except as set forth on Schedule 6.4.
     6.5 Organization and Qualification
     Schedule 6.5 is a correct and complete list of the name and relationship to the Parent of each and all of its Subsidiaries as of the First Amendment Closing Date. The Borrowers are (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on Schedule 6.5, and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a material adverse effect on any such Borrowers’ business, operations, prospects, Property, or condition (financial or otherwise) and (c) has all requisite power and authority to conduct its business and own its Property.
     6.6 Financial Statements and Projections
     (a) The Parent has delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Parent and its consolidated Subsidiaries as of June 28, 2009, and for the Fiscal Year then ended, accompanied by the report thereon of the Parent’s independent certified public accountants, Ernst & Young LLP. The Parent has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Parent and its consolidated Subsidiaries as of March 28, 2010. Such financial statements are attached hereto as Exhibit C. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of the Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.
     (b) The Latest Projections when submitted to the Lenders as required herein represent the Borrowers’ best estimate of the future financial performance of the Parent and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrowers believe are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders.
     (c) The pro forma balance sheet of the Parent as at March 28, 2010, attached hereto as Exhibit C, presents fairly and accurately the Borrowers’ financial condition as at such date after giving effect to the transactions contemplated hereby and assuming the First Amendment Closing Date had been such date, and has been prepared in accordance with GAAP.
     6.7 Capitalization
     All of the outstanding capital stock of the direct and indirect Subsidiaries of the Parent has been validly issued, is fully paid and non-assessable and is owned by the Parent or one or more of its Subsidiaries, free and clear of all Liens except those created under the Loan Documents. As of the First Amendment Closing Date, the capitalization of each of the direct and indirect Subsidiaries of the Parent consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on Schedule 6.7. As of the First Amendment Closing Date, no Borrower has any equity investments in any other corporation or entity other than those specifically disclosed on Schedule 6.7. All of the outstanding capital stock of the Parent has been validly issued, is fully paid and non-assessable. Contemporaneously with the delivery of each certificate of the chief financial officer of the Parent pursuant to Section 5.2(e), the Parent, on behalf of each Borrower, shall deliver a replacement Schedule 6.7, if necessary, to reflect the formation, acquisition or disposition of a Subsidiary permitted hereunder.
     6.8 Solvency
     The Borrowers, on a consolidated basis, are Solvent prior to and after giving effect to the Borrowings to be made on the First Amendment Closing Date and the issuance of the Letters of Credit to be issued on the First Amendment Closing Date and shall remain Solvent during the term of this Agreement. Each Borrower is able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature.
     6.9 Debt
     After giving effect to the making of the Revolving Loans to be made on the First Amendment Closing Date, the Borrowers have no Debt, except (a) the Obligations, (b) Debt described on Schedule 6.9 and (c) the Senior Secured Notes. None of the holders of Debt owed by any Subsidiary which is not a Borrower has recourse against any Borrower.
     6.10 Distributions
     Since June 28, 2009, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of the Borrowers, other than Distributions to any Borrower or as permitted by Section 7.10.
     6.11 Real Estate; Leases
     Schedule 6.11 sets forth, as of the First Amendment Closing Date, a correct and complete list of all Real Estate owned by the Parent and all Real Estate owned by any other Borrower, all leases and subleases of real or personal Property held by any Borrower as lessee or sublessee (other than leases of personal Property as to which any Borrower is lessee or sublessee for which the value of such personal Property in the aggregate is less than $2,000,000), and all leases and subleases of real or personal Property held by any Borrower as lessor, or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. The Borrowers have good and marketable title in fee simple to the Real Estate identified on Schedule 6.11 as owned by the Borrowers, or valid leasehold interests in all Real Estate designated therein as “leased” by the Borrowers and the Borrowers have good, indefeasible, and merchantable title to all of its other Property reflected on the June 28, 2009 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.
     6.12 Proprietary Rights
     Schedule 6.12 sets forth a correct and complete list of all of the Borrowers’ Proprietary Rights as of the First Amendment Closing Date and each date on which the Parent delivers a certificate of the chief financial officer of the Parent pursuant to Section 5.2(e). None of such Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 6.12. To the best of each Borrower’s knowledge, none of such Proprietary Rights infringes on or conflicts with any other Person’s Property, and no other Person’s Property infringes on or conflicts with such Proprietary Rights. The Proprietary Rights described on Schedule 6.12 constitute all of the Property of such type necessary to the current and anticipated future conduct of the businesses of the Borrowers. Contemporaneously with the delivery of each certificate of the chief financial officer of the Parent pursuant to Section 5.2(e), the Parent, on behalf of each Borrower, shall deliver a replacement Schedule 6.12, if necessary, to reflect the addition of any newly developed or acquired Proprietary Rights.
     6.13 Trade Names
     As of the First Amendment Closing Date and each date on which the Parent delivers a certificate of the chief financial officer of the Parent pursuant to Section 5.2(e), all trade names or styles under which the Parent or any other Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 6.13. Contemporaneously with the delivery of each certificate of the chief financial officer of the Parent pursuant to Section 5.2(e), the Parent, on behalf of each Borrower, shall deliver a replacement Schedule 6.13, if necessary, to reflect the addition of any newly developed or acquired trade names.
     6.14 Litigation
     Except as set forth on Schedule 6.14, there is no pending, or to the best of each Borrower’s knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or to the best of each Borrower’s knowledge, investigation by any Governmental Authority or arbitrator, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.
     6.15 Labor Disputes
     Except as set forth on Schedule 6.15, as of the First Amendment Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of the Borrowers, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of the Borrowers or for any similar purpose, and (d) there is no pending or (to the best of each Borrower’s knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting the Parent or any of the other Borrowers or their employees.
     6.16 Environmental Laws
     Except as otherwise disclosed on Schedule 6.16 or except as otherwise would not result in or would not be expected to result in a Material Adverse Effect:
     (a) The Parent and its Domestic Subsidiaries have complied in all material respects with all Environmental Laws and neither the Parent nor any Domestic Subsidiary nor any of its presently owned or leased real Property or presently conducted operations, nor its previously owned or leased real Property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.
     (b) The Parent and its Domestic Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and the Parent and its Domestic Subsidiaries are in compliance with all material terms and conditions of such permits.
     (c) Neither the Parent nor any of its Domestic Subsidiaries, nor, to the best of the Borrowers’ knowledge, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.
     (d) Neither the Parent nor any of its Domestic Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.
     (e) To the best of each Borrower’s knowledge, none of the present or past owned or leased real property or operations of the Parent and its Domestic Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.
     (f) There is not now, nor to the best of each Borrower’s knowledge has there ever been on or in the Real Estate:
     (i) any underground storage tanks or surface impoundments,
     (ii) any asbestos containing material, or
     (iii) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment,

the presence of which has had or could reasonably be expected to have a Material Adverse Effect.
     (g) Neither the Parent nor any of its Domestic Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.
     (h) Neither the Parent nor any of its Domestic Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its Property) imposing material obligations or liabilities on the Parent or any of its Domestic Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.
     (i) None of the products manufactured, distributed or sold by the Parent or any of its Domestic Subsidiaries contain asbestos containing material.
     (j) No Environmental Lien has attached to the Real Estate.
     6.17 No Violation of Law
     None of the Borrowers is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.
     6.18 No Default
     None of the Borrowers is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.
     6.19 ERISA Compliance
     Except as specifically disclosed on Schedule 6.19:
     (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Borrowers, nothing has occurred which would cause the loss of such qualification.
     (b) Neither the Parent not any ERISA Affiliate sponsors, maintains or is obligated to make contributions to any Pension Plan or Multi-employer Plan nor has the parent or any ERISA Affiliate sponsored, maintained or contributed to any Pension Plan or Multi-employer Plan at any time during the six (6) year period ending on the date of this Agreement.
     (c) There are no pending or, to the best knowledge of the Parent or its Domestic Subsidiaries, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a

Material Adverse Effect. There has been no non-exempt prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.
     6.20 Taxes
     The Borrowers have filed all federal and other tax returns and reports required to be filed, and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.
     6.21 Regulated Entities
     No Borrower and no Person controlling any Borrower, is an “Investment Company” within the meaning of the Investment Company Act of 1940. No Borrower is subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.
     6.22 Use of Proceeds; Margin Regulations
     The proceeds of the Loans are to be used solely to refinance existing Debt, to issue standby and commercial letters of credit and for working capital and other lawful corporate purposes, to the extent not prohibited by this Agreement. Neither the Parent nor any other Borrower is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.
     6.23 Copyrights, Patents, Trademarks and Licenses, etc.
     Except as set forth on Schedule 6.14, the Borrowers own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of their businesses, without conflict with the rights of any other Person. To the best knowledge of each Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent or any other Borrower infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of each Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.
     6.24 No Material Adverse Change
     No Material Adverse Effect has occurred since the latest date of the annual audited Financial Statements previously delivered to the Lenders.

     6.25 Full Disclosure
     None of the representations or warranties made by the Parent or any other Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Parent or any other Borrower in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Borrowers to the Lenders prior to the First Amendment Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.
     6.26 Material Agreements
     Schedule 6.26 hereto sets forth as of the First Amendment Closing Date all material agreements and contracts to which the Parent or any of the other Borrowers is a party or is bound as of the date hereof.
     6.27 Bank Accounts
     Schedule 6.27 contains as of the First Amendment Closing Date a complete and accurate list of all bank accounts maintained by each Borrower with any bank or other financial institution, identifying the account number, type of account and depository institution.
     6.28 Governmental Authorization
     No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrowers of this Agreement or any other Loan Document.
ARTICLE 7
AFFIRMATIVE AND NEGATIVE COVENANTS
     Each Borrower covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:
     7.1 Taxes and Other Obligations
     Each Borrower shall, and shall cause each of its Domestic Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its Property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as the Parent has notified the Agent in writing, neither the Parent nor any of its Subsidiaries need pay any tax, fee, assessment, or governmental charge (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which the Parent or any Subsidiary, as the case may be, has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien).
     7.2 Legal Existence and Good Standing
     Each Borrower shall, and shall cause each of its Domestic Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.
     7.3 Compliance with Law and Agreements; Maintenance of Licenses
     Each Borrower shall comply, and shall cause each Domestic Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Each Borrower shall obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its Property and to conduct its business as conducted on the First Amendment Closing Date. No Borrower shall modify, amend or alter its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights of the Lenders or the Agent.
     7.4 Maintenance of Property; Inspection of Property
     (a) Each Borrower shall, and shall cause each of its Domestic Subsidiaries to, maintain all of its Property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.
     (b) Each Borrower shall permit representatives and independent contractors of the Agent (at the expense of such Borrower not to exceed (i) three (3) times per year for each year of this Agreement during which Availability is at any time less than 15% of the Maximum Revolver Amount, (ii) two (2) times per year for each year of this Agreement during which Availability is at any time greater than or equal to 15% of the Maximum Revolver Amount but less than or equal to 50% of the Maximum Revolver Amount, and (iii) one (1) time per year for each year of this Agreement during which Availability is at any time greater than 50% of the Maximum Revolver Amount) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Borrower; provided that any Lender may accompany the Agent and participate in any such visit or inspection, solely at its own expense; and provided further, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice.
     7.5 Insurance
     (a) The Parent shall maintain, and shall cause each of the Borrowers to maintain, with financially sound and reputable insurers having a rating of at least A-VII or better by Best Rating Guide (unless otherwise approved by the Agent), insurance against loss or damage by fire with extended coverage; theft and loss in transit; public liability and third party Property damage; fraud or other criminal liability; business interruption; public liability and third party Property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business and, with respect to any insurance covering any Collateral, in amounts and under policies reasonably acceptable to the Agent and without exclusions for acts of terrorism or other exclusions not acceptable to the Agent. The Agent acknowledges that, as of the First Amendment Closing Date, the Borrowers’ existing insurance policies and the amounts of coverage provided for therein are acceptable.
     (b) The Borrowers shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as an additional insured and as secured party and loss payee on each insurance policy, in each case in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days’ prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of the Parent or any Borrower or the owner of any Real Estate for purposes more hazardous than are permitted by such policy and shall contain such other terms and conditions as Agent shall reasonably require. All premiums for such insurance shall be paid by the Borrowers when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If the Borrowers fail to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.
     7.6 Insurance and Condemnation Proceeds
     The Borrowers shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral, whether or not covered by insurance in excess of $1,000,000. Subject to the terms of the Intercreditor Agreement, the Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows: With respect to insurance and condemnation proceeds relating to Collateral, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent, subject to the terms of the Intercreditor Agreement, shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 3.8.

     7.7 Environmental Laws
     (a) Each Borrower shall, and shall cause each of its Domestic Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Each Borrower shall, and shall cause each of its Domestic Subsidiaries to, take prompt and appropriate action to respond to any non compliance with Environmental Laws and shall regularly report to the Agent on such response.
     (b) The Agent or any Lender may request copies of technical reports prepared by the Borrowers and their communications with any Governmental Authority to determine whether the Borrowers are proceeding reasonably to correct, cure or contest in good faith any alleged non compliance or environmental liability. The Borrowers shall, at the Agent’s or the Required Lenders’ request and at the Borrowers’ expense, (i) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non compliance or alleged non compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect.
     7.8 Compliance with ERISA; Pension and Multi-employer Plans
     Each Borrower shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) not engage in a non-exempt prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code) or violation of the fiduciary responsibility rules with respect to any Plan which could reasonably be expected to result in a Material Adverse Effect. Neither the Parent nor any ERISA Affiliate shall adopt, sponsor, maintain or become obligated to make contributions to any Pension Plan or Multi-employer Plan.
     7.9 Mergers, Consolidations or Sales
     No Borrower shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its Property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except (a) for sales of Inventory in the ordinary course of its business, (b) for sales or other dispositions of Equipment and other assets (other than Collateral included in the Borrowing Base and the proceeds thereof) in the ordinary course of business that are obsolete or no longer used or required by such Borrower in its business, (c) for non-exclusive licenses and sublicenses of intellectual property rights in the ordinary course of business not interfering, individually or in the aggregate, in any material respect with the conduct of the business of the Borrowers, (d) for transfers of assets from one Borrower to another Borrower, (e) for transfers of assets from a Borrower to a Subsidiary (other than a Borrower) to the extent such transfer constitutes an investment permitted pursuant to

Section 7.10(c); provided that, in connection with any such transfer, the Borrowers shall not receive less than an amount equal to the fair market value of such assets as determined in good faith by the Parent at the time of such transfer, (f) for mergers, consolidations, liquidations or dissolutions of one Borrower with or into another Borrower, (g) for mergers, consolidations, liquidations or dissolutions of any Subsidiary with or into another Subsidiary; provided that if one of such Subsidiaries is a Borrower, then such Borrower shall be the surviving entity, and (h) for liquidations or dissolutions of any Inactive Subsidiary or Unifi Kinston, LLC.
     7.10 Distributions; Capital Change; Restricted Investments
     No Borrower shall (a) directly or indirectly declare or make, or incur any liability to make Distributions (provided, however, (x) Distributions may be made to the Parent or any Borrower from any of its Subsidiaries and (y) Distributions may be made by the Parent so long as (i)(A) pro forma Thirty Day Average Excess Availability immediately prior to the declaration of any such Distributions is at least equal to 27.5% of the Maximum Revolver Amount and Availability on the date thereof, both before and after giving effect to the making of any such Distributions, is at least equal to 27.5% of the Maximum Revolver Amount or (B) the Specified Threshold Test is met and (ii) no Default or Event of Default shall exist prior to or immediately after the making of any such Distributions), (b) make any change in its capital structure which could have a Material Adverse Effect or (c) make any Restricted Investments. For purposes of this Section 7.10, “pro forma” in reference to the Fixed Charge Coverage Ratio as used in the Specified Threshold Test shall mean that compliance with such financial covenant test referred to in this Section 7.10 shall be determined on the basis of the financial statements and related numbers for the four consecutive fiscal quarters ending with the fiscal quarter immediately preceding the date on which any such Distribution is to be made and giving effect to the making of such Distribution as if it were made on the first day of the four consecutive fiscal quarters ending with such fiscal quarter. In addition, for purposes of this Section 7.10, “pro forma” shall mean that compliance with the Thirty Day Average Excess Availability test referred to immediately above shall be determined giving effect to the making of such Distributions as if it occurred on the first day of such thirty (30) day period.
     7.11 Transactions Affecting Collateral or Obligations
     No Borrower shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.
     7.12 Guaranties
     Without the prior consent of the Majority Lenders, no Borrower shall make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of the Agent, (ii) unsecured Guaranties in favor of suppliers and/or vendors of the Subsidiaries of the Parent, in form and substance satisfactory to the Agent, incurred in the ordinary course of business in an aggregate amount not to exceed $10,000,000 at any one time outstanding, and (iii) Guaranties of the Senior Secured Notes provided by the Domestic Subsidiaries of the Parent.
     7.13 Debt
     No Borrower shall incur or maintain any Debt, other than:

     (a) the Obligations;
     (b) Debt described on Schedule 6.9;
     (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $45,000,000 at any time;
     (d) Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the First Amendment Closing Date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal or extension are no less favorable to the Borrowers, the Agent or the Lenders than the original Debt;
     (e) Derivative Obligations of the Borrowers in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes;
     (f) Debt evidenced by the Senior Secured Notes and Refinancing Indebtedness in respect thereof in an aggregate principal amount not to exceed $165,000,000 at any time outstanding;
     (g) (i) Intercompany Debt owed by any Borrower to another Borrower and (ii) intercompany Debt owed by a Borrower to any Subsidiary (other than a Borrower) so long as such intercompany Debt is subordinated to the Obligations hereunder on terms reasonably satisfactory to the Agent;
     (h) (i) unsecured Debt in connection with Permitted Acquisitions on terms and conditions satisfactory to the Agent and (ii) secured Debt in connection with Permitted Acquisitions that is fully subordinated to the Obligations hereunder, is secured only by Property newly-acquired in connection with the related Permitted Acquisition and is otherwise on terms and conditions satisfactory to the Agent, provided, however, that in either case no such Debt shall be permitted unless no Default or Event of Default shall exist prior to or immediately after the incurrence of any such Debt and either (A) pro forma Thirty Day Average Excess Availability immediately prior to the incurrence of any such Debt is at least equal to 27.5% of the Maximum Revolver Amount and Availability on the date thereof, both before and after giving effect to the incurrence of any such Debt, is at least equal to 27.5% of the Maximum Revolver Amount or (B) the Specified Threshold Test is met; and
     (i) Debt in the form of Guaranties permitted by 7.12 hereof.
     For purposes of clause (h) of this Section 7.13, “pro forma” in reference to the Thirty Day Average Excess Availability test therein, shall mean that compliance with such test shall be determined giving effect to the incurrence of such Debt and the consummation of the related Permitted Acquisition as if they occurred on the first day of such thirty (30) day period.

     For purposes of clause (h) of this Section 7.13, “pro forma” in reference to the Fixed Charge Coverage Ratio as used in the Specified Threshold Test therein, shall mean that compliance with such financial covenant tests shall be determined on the basis of the financial statements and related numbers for the four consecutive fiscal quarters ending with the fiscal quarter immediately preceding the date on which any such Debt is to be incurred and giving effect to the incurrence of such Debt and the consummation of the related Permitted Acquisition as if they occurred on the first day of the four consecutive fiscal quarters ending with such fiscal quarter.
     7.14 Payments of Other Debt; Repurchases of Senior Secured Notes
     No Borrower shall voluntarily prepay any Debt, except (a) the Obligations in accordance with the terms of this Agreement, (b) provided that no Default or Event of Default exists prior to or immediately after the making of such prepayments, Debt payments not to exceed $2,000,000 in the aggregate in any fiscal year and (c) provided that no Default or Event of Default exists prior to or immediately after the making of such repurchase, the Borrowers may repurchase the Senior Secured Notes from time to time from unrestricted cash on hand so long as (i) there are no Revolving Loans outstanding and the Obligations arising in connection with Letters of Credit hereunder are less than $10,000,000 in the aggregate or (ii) if there are Revolving Loans outstanding or the Obligations arising in connection with Letters of Credit hereunder are equal to or greater than $10,000,000 in the aggregate (A) pro forma Thirty Day Average Excess Availability immediately prior to such repurchase is at least equal to 27.5% of the Maximum Revolver Amount and Availability on the date thereof, both before and after giving effect to such repurchase, is at least equal to 27.5% of the Maximum Revolver Amount or (B) the Specified Threshold Test is met. For purposes of this Section 7.14, “pro forma” in reference to the Fixed Charge Coverage Ratio as used in the Specified Threshold Test shall mean that compliance with such financial covenant test referred to in this Section 7.14 shall be determined on the basis of the financial statements and related numbers for the four consecutive fiscal quarters ending with the fiscal quarter immediately preceding the date on which any such repurchase is to be made and giving effect to the making of such repurchase as if it were made on the first day of the four consecutive fiscal quarters ending with such fiscal quarter. In addition, for purposes of this Section 7.14, “pro forma” shall mean that compliance with the Thirty Day Average Excess Availability test referred to immediately above shall be determined giving effect to such repurchase as if it occurred on the first day of such thirty (30) day period. The Borrowers shall not make any payments or prepayments of the Senior Secured Notes, except (1) as provided above, (2) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, prepayments, repurchases or repayments of the Senior Secured Notes made from the proceeds of any Refinancing Indebtedness permitted pursuant to Section 7.13(f), (3) regularly scheduled payments of interest in respect of the Senior Secured Notes, and (4) mandatory prepayments of the Senior Secured Notes as required pursuant to the Senior Secured Notes Indenture in connection with the disposition of (x) assets that constitute “First Priority Collateral,” as such term is defined in the Senior Secured Notes Indenture as in effect on the date hereof, or (y) assets that do not constitute “Collateral,” as such term is defined hereunder or in the Senior Secured Notes Indenture to the extent such mandatory prepayments are required by Section 4.10 of the Senior Secured Notes Indenture as in effect on the date hereof.

     7.15 Transactions with Affiliates
     No Borrower shall enter into or be party to any transaction with an Affiliate, except (a) payment of reasonable compensation to officers and employees for services actually rendered; (b) payment of customary directors’ fees and indemnities; (c) transactions solely among Borrowers; and (d) transactions with Affiliates so long as such transaction is in the ordinary course of business, upon fair and reasonable terms and no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate.
     7.16 Investment Banking and Finder’s Fees
     No Borrower shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter’s fee, finder’s fee, or broker’s fee to any Person in connection with this Agreement. The Borrowers shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that the Borrowers are obligated to pay for any such fees, and all costs and expenses (including attorneys’ fees) incurred by the Agent and/or any Lender in connection therewith.
     7.17 Business Conducted
     Without the prior consent of the Majority Lenders, no Borrower shall engage directly or indirectly, in any line of business other than (a) any business which is the same, similar, ancillary or reasonably related to the business in which the Borrowers are engaged on the First Amendment Closing Date, (b) the design, development, production, distribution and sale of yarns, fibers, textiles, fabrics and other related goods, (c) the Biomass Business and (d) any other business to the extent that such business constitutes an immaterial portion of the business of the Borrowers otherwise permitted herein. For the avoidance of doubt, “an immaterial portion” means less than five percent (5%) of the total assets of the Borrowers.
     7.18 Liens
     No Borrower shall create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens, and Liens, if any, in effect as of the First Amendment Closing Date described in Schedule 6.9 securing Debt described in Schedule 6.9 and Liens securing Capital Leases and purchase money Debt permitted in Section 7.13.
     7.19 Sale and Leaseback Transactions
     No Borrower shall, directly or indirectly, enter into any arrangement with any Person providing for such Borrower to lease or rent Property that the Parent or any of its Subsidiaries has sold or will sell or otherwise transfer to such Person unless no Default or Event of Default has occurred and is continuing or would occur as a result of such transaction.
     7.20 Subsidiaries
     Each Borrower shall cause any Domestic Subsidiary (other than Unifi Kinston, LLC) acquired or formed after the First Amendment Closing Date to promptly (and in any event within thirty (30) days after such Domestic Subsidiary is formed or acquired (or such longer period of time as agreed to by the Agent in its reasonable discretion)) become a Borrower hereunder and to pledge its assets constituting Collateral in favor of the Agent as provided in the Security Agreement and the Pledge Agreement by becoming a party to a Joinder Agreement and if such Domestic Subsidiary owns or leases any Real Estate having a fair market value in excess of $1,000,000, to grant a Mortgage thereon in favor of the Agent. The Obligations shall be secured by, among other things, a first priority perfected security interest in the Collateral of such new Borrower and a pledge of 100% of the Capital Stock of such new Borrower and its Domestic Subsidiaries and 65% of the voting Capital Stock and 100% of the non-voting Capital Stock of its first-tier Foreign Subsidiaries, subject to the Intercreditor Agreement. In connection with the foregoing, the Borrowers shall deliver to the Agent, with respect to each new Borrower to the extent applicable, substantially the same documentation required pursuant to Section 6(f) in the First Amendment, and such other documents or agreements as the Agent may reasonably request. In lieu of the foregoing, at the option of the Agent, such Borrower shall cause such Domestic Subsidiary (other than Unifi Kinston, LLC) to execute and deliver to the Agent (i) a guarantee in form and substance satisfactory to the Agent causing such Domestic Subsidiary to become guarantor of the Obligations, (ii) security and pledge agreements with the same effect set forth above, and (iii) if such Domestic Subsidiary owns or leases any Real Estate having a fair market value in excess of $1,000,000, a Mortgage thereon in favor of the Agent, and to deliver such additional documentation of the types described in this Section 7.20, all as the Agent reasonably shall request.
     7.21 Fiscal Year
     No Borrower shall change its Fiscal Year.
     7.22 [Reserved]
     7.23 Fixed Charge Coverage Ratio
     If Availability on any day shall be less than 15% of the Maximum Revolver Amount (any such event being a “Covenant Trigger”), the Borrowers shall be required to maintain a Fixed Charge Coverage Ratio of at least 1.00 to 1.00 as of the immediately preceding fiscal quarter end for which financial statements have been (or were required to be) delivered hereunder and as of each subsequent fiscal quarter end thereafter; provided, however, that (a) a breach of such covenant when so tested shall not be cured by a subsequent increase of Availability above the applicable limit set forth above, and (b) following a Covenant Trigger, the requirement to comply with the Fixed Charge Coverage Ratio shall no longer apply if Availability on each day during any period of three (3) consecutive months commencing after the date of such Covenant Trigger shall be at least equal to 15% of the Maximum Revolver Amount, after which time the requirement to comply with the Fixed Charge Coverage Ratio shall not apply unless a subsequent Covenant Trigger occurs. If the Borrowers fail to deliver financial statements on the due date therefor (without giving effect to any cure periods), such that the Fixed Charge Coverage Ratio cannot be calculated, the Fixed Charge Coverage Ratio shall be deemed to be less than 1.00 to 1.00 until such time as the required financial statements are actually delivered.
     7.24 [Reserved]

     7.25 Use of Proceeds
     No Borrower shall, or shall suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of a Borrower or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.
     7.26 [Reserved]
     7.27 Bank Accounts
     Without the prior consent of the Agent, neither the Parent nor any other Borrower shall open, maintain or otherwise have any checking, savings or other accounts at any bank or other financial institution, or any other account where money is or may be deposited or maintained with any Person, other than the accounts set forth on Schedule 6.27 hereto, on and after the First Amendment Closing Date, except for such other accounts which are subject to a tri-party lockbox or other Account Control Agreement satisfactory to the Agent or which do not have a balance in excess of $100,000 in the aggregate at any time. All such deposit accounts, other than payroll accounts, shall be under the sole dominion and control of the Agent in accordance with the provisions of the Security Agreement.
     7.28 [Reserved]
     7.29 Modification of Agreements
     (a) The Parent shall not, nor shall it permit any other Borrower to, amend, restate, supplement, modify or terminate the Senior Secured Notes Indenture or any agreement, document or instrument relating thereto without the prior written consent of the Agent and the Majority Lenders, provided that no such consent shall be necessary with respect to any such amendment, supplement or modification (i) which does not adversely affect the Lenders and (ii) would not be prohibited pursuant to the terms of the Intercreditor Agreement.
     (b) No Borrower will amend, supplement or otherwise modify the terms of its organizational documents in any manner adverse to the Lenders without the prior written consent of the Agent and the Majority Lenders.
     7.30 Restrictions on Subsidiary Distributions
     The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Parent or any Subsidiary, or pay any Debt owed to the Parent or any Subsidiary, (b) make loans or advances to the Parent or any of its Subsidiaries, or (c) transfer any of its properties or assets to a Borrower, except for such encumbrances or restrictions existing under or by reason of applicable laws or the Agreement.

     7.31 Further Assurances
     The Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents. Upon the purchase or acquisition after the First Amendment Closing Date by any Borrower of any Real Estate with a fair market value in excess of $1,000,000, such Borrower will provide to the Agent within 30 days of such purchase or acquisition, a Mortgage with respect to such Real Estate and the Related Real Estate Documents.
ARTICLE 8
CONDITIONS OF LENDING
     8.1 Conditions Precedent to Closing
     This Agreement shall become effective upon, and the obligation of the Lenders to make the initial Revolving Loans on the First Amendment Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the First Amendment Closing Date, are subject to the satisfaction of the conditions precedent in the First Amendment.
     8.2 Conditions Precedent to Each Loan
     The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the First Amendment Closing Date, and any Commitment Increase, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:
     (a) The following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:
     (i) The representations and warranties contained in this Agreement and the other Loan Documents which are qualified by an exception for Material Adverse Effect are true and correct on and as of the date of such extension of credit as though made on and as of such date and all other representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrowers that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty;
     (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

     (iii) Any extension of credit under this Agreement shall constitute permitted “Credit Agreement” debt under Section 4.09(1) of the Senior Secured Notes Indenture and shall be secured by “Permitted Liens” described under clause (1) of the definition thereof in the Senior Secured Notes Indenture.
     (b) No such Borrowing shall exceed Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders’ Pro Rata Share of any Ex-Im Bank Revolving Loans, Non Ratable Loan or Agent Advance made in accordance with the provisions of Sections 1.2(h) and (i).
ARTICLE 9
DEFAULT; REMEDIES
     9.1 Events of Default
     It shall constitute an event of default (“Event of Default”) if any one or more of the following shall occur for any reason:
     (a) any failure by any Borrower to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise and, with respect only to the failure to pay interest, such failure shall continue for three (3) days or more;
     (b) any representation or warranty made or deemed made by any Borrower in this Agreement or by any Borrower in any of the other Loan Documents, any Financial Statement, or any certificate furnished by the Parent or any other Borrower at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;
     (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 7.2, 7.5, 7.9, 7.27 or Section 11 of the Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2 or 5.3 and such default shall continue for five (5) days or more, or, if such default is capable of being cured, five (5) days following the Borrowers’ receipt of notice of the occurrence of any such Event of Default from any Lender or the Agent or following the date on which any Borrower obtained knowledge thereof; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, any other Loan Documents, or any other agreement entered into at any time to which any Borrower and the Agent or any Lender are party (including in respect of any Bank Products) and such default shall continue for fifteen (15) days or more, or, if such default is capable of being cured, fifteen (15) days following the Borrowers’ receipt of notice of the occurrence of any such Event of Default from any Lender or the Agent or following the date on which any Borrower obtained knowledge thereof;
     (d) any default shall occur with respect to any Debt (other than the Obligations) of any Borrower in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Borrower, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;
     (e) the Parent or any other Borrower shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;
     (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of the Parent or any other Borrower or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall not be dismissed within thirty (30) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;
     (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for the Parent or any other Borrower or for all or any part of its Property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the Property of the Parent or any other Borrower;
     (h) except as otherwise permitted in Section 7.9, the Parent or any other Borrower shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound up or shall commence or have commenced against it any action or proceeding for dissolution, winding up or liquidation, or shall take any corporate action in furtherance thereof;
     (i) all or any material part of the Property of the Parent or any other Borrower shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or of the Parent or such other Borrower shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;
     (j) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by any Borrower;

     (k) one or more judgments, orders, decrees or arbitration awards is entered against any Borrower involving in the aggregate liability (to the extent not covered by independent third party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, in an amount equal to the lesser of fifty percent (50%) of Availability or $5,000,000, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;
     (l) any loss, theft, damage or destruction of any item or items of Collateral or other Property of the Parent or any Borrower occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;
     (m) there is filed against the Parent or any other Borrower any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (i) is not dismissed within one hundred twenty (120) days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;
     (n) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent’s Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void; or
     (o) there occurs a Change of Control.
     9.2 Remedies
     (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, upon notice to or demand on any Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, upon notice to or demand on the Borrowers: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations (other than Secured Bank Product Obligations) to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or 9.1(h), the Commitments shall automatically and immediately expire and all Obligations (other than Secured Bank Product Obligations) shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrowers to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

     (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on any Borrower’s premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Borrowers shall, upon the Agent’s demand, at the Borrowers’ cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to each Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to each Borrower’s address specified in or pursuant to Section 14.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Borrowers’ labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar Property, in completing production of, advertising or selling any Collateral, and the Borrowers’ rights under all licenses and all franchise agreements shall inure to the Agent’s benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys’ fees, and then to the Obligations. The Agent will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.
     (c) If an Event of Default occurs, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent’s rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.
ARTICLE 10
TERM AND TERMINATION
     10.1 Term and Termination
     The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Required Lenders may terminate this Agreement upon the occurrence of an Event of Default by the giving of such notice as may be required pursuant to Section 9.2(a). Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in immediately available funds, the Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent’s Liens in and all rights and remedies with respect to all then existing and after arising Collateral).
ARTICLE 11
AMENDMENTS; WAIVERS; PARTICIPATIONS;
ASSIGNMENTS; SUCCESSORS
     11.1 Amendments and Waivers
     (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrowers therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrowers and acknowledged by the Agent, do any of the following:
     (i) increase or extend the Commitment of any Lender, except in connection with any Commitment Increase pursuant to Section 1.5;
     (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;
     (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;
     (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;
     (v) increase any of the percentages set forth in the definition of the Borrowing Base;
     (vi) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

     (vii) release any Guaranties of the Obligations or release Collateral other than as permitted by Section 12.11 or release any Borrower from its obligations under any Loan Document;
     (viii) change the definitions of “Majority Lenders” or “Required Lenders”;
     (ix) increase the Maximum Revolver Amount or Letter of Credit Subfacility;
     (x) amend Section 3.8 or Section 12.12; or
     (xi) contractually subordinate the Agent’s Lien (other than Liens securing Capital Leases and purchase money Debt permitted by Section 7.18 and operating leases permitted by clause (h) of the definition of Permitted Liens);
provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clauses (v) and (ix) above and any other terms of this Agreement, make Agent Advances in accordance with Section 1.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.2 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith. Notwithstanding the limitations contained in Section 11.1(a) above, the Lenders acknowledge that the Borrowers intend to apply to the Ex-Im Bank for qualification under the Ex-Im Bank Working Capital Guarantee Program after the First Amendment Closing Date. To the extent the Agent approves the form of the documents governing Borrowers’ application, Lenders to this Agreement as of the date of such approval shall execute any amendments without any amendment fee that may be necessary in the reasonable discretion of Agent to this Agreement and to the other Loan Documents to enable the Agent and the Lenders to make Ex-Im Bank Revolving Loans to the Borrowers on the terms contained herein and in the Borrowers’ Ex-Im Agreement; provided, however, that in no event shall the provisions of such documents amend or eliminate the ten percent (10%) reserve requirement relating to Ex-Im Bank Revolving Loans set forth in clause (i) in the definition of “Reserves” and, provided, further, that the foregoing limitation on amendment fees does not apply to the imposition of any facility fees (including reasonable attorneys’ fees) on the Borrowers under the Ex-Im Bank Working Capital Guarantee Program.
     (b) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at Agent’s election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.
     (c) If, in connection with any proposed amendment, waiver or consent (a “Proposed Change”):
     (i) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a “Non Consenting Lender”), or

     (ii) requiring the consent of Required Lenders, the consent of Majority Lenders is obtained, then, so long as the Agent is not a Non Consenting Lender, at the Borrowers’ request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent’s approval, to purchase from the Non Consenting Lenders, and the Non Consenting Lenders agree that they shall sell, all the Non Consenting Lenders’ Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.
     11.2 Assignments; Participations
     (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an “Assignee”) all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000; provided, however, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit F (“Assignment and Acceptance”) together with any note or notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500. The Borrowers agree to promptly execute and deliver new promissory notes and replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.
     (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).
     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by the Borrowers to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
     (d) Immediately upon satisfaction of the requirements of Section 11.2(a), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
     (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of the Borrowers (a “Participant”) participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the “originating Lender”) hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender’s obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender’s rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Section 11.1(a) (i), (ii) and (iii), and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.
     (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR §203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

ARTICLE 12
THE AGENT
     12.1 Appointment and Authorization
     Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 12. The provisions of this Article 12 are solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to Section 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.
     12.2 Delegation of Duties
     The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.
     12.3 Liability of Agent
     None of the Agent Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrowers or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrowers or any of the Borrowers’ Affiliates.
     12.4 Reliance by Agent
     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.
     12.5 Notice of Default
     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.
     12.6 Credit Decision
     Each Lender acknowledges that none of the Agent Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, Property, financial and other condition and creditworthiness of the Borrowers and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, Property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent Related Persons.
     12.7 Indemnification
     Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 14.11; provided, however, that no Lender shall be liable for the payment to the Agent Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out of pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.
     12.8 Agent in Individual Capacity
     The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Parent and its Subsidiaries and Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Parent, each Borrower, its Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of Parent or any other Borrower) and the Lenders acknowledge that the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” include the Bank in its individual capacity.

     12.9 Successor Agent
     The Agent may resign as Agent upon at least 30 days’ prior notice to the Lenders and the Borrowers, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint a successor agent which shall be (a) a Lender or an Affiliate of a Lender; or (b) a commercial bank that is organized under the laws of the United States or any state or district thereof, has a combined capital surplus of at least $200,000,000. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term “Agent” shall mean such successor agent and the retiring Agent’s appointment, powers and duties as Agent shall be terminated. After any retiring Agent’s resignation hereunder as Agent, the provisions of this Article 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.
     12.10 [Reserved]
     12.11 Collateral Matters
     (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent’s Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full in immediately available funds by Borrowers of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting Property being distributed, transferred, sold or otherwise disposed of in compliance with Section 7.9; provided, that the Borrowers shall promptly notify the Agent of any distribution, transfer, sale or other disposition of such Property having a value in excess of $2,000,000, (iii) constituting Property in which the Borrowers owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting Property leased to a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent’s Liens without the prior written authorization of the Lenders; provided that (A) the Agent may, in its discretion, release the Agent’s Liens on Collateral valued in the aggregate not in excess of the lesser of 5% of Availability or $2,000,000 during each Fiscal Year without the prior written authorization of the Lenders, (B) the Agent may release the Agent’s Liens on Collateral valued in the aggregate not in excess of $3,000,000 during each Fiscal Year with the prior written authorization of Required Lenders, and (C) the Agent may release the Agent’s Liens on Collateral which constitutes “First Priority Collateral”, as such term is defined in the Senior Secured Notes Indenture as in effect on the date hereof, if required pursuant to the Intercreditor Agreement. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent’s authority to release any Agent’s Liens upon particular types or items of Collateral pursuant to this Section 12.11.

     (b) Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent’s authority to release Agent’s Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent’s Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrowers in respect of) all interests retained by the Borrowers, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.
     (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by the Borrowers or is cared for, protected or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.
     12.12 Set-Off; Sharing of Payments
     (a) The Agent, the Lenders and their Affiliates are each authorized by the Borrowers at any time during an Event of Default, without notice to the Borrowers or any other Person, to set off and to appropriate and apply any deposits (general or special), funds, claims, obligations, liabilities or other Debt at any time held or owing by the Agent, any Lender or any such Affiliate to or for the account of any Borrower against any Obligations, whether or not demand for payment of such Obligation has been made, any Obligations have been declared due and payable, are then due, or are contingent or unmatured, or the Collateral or any guaranty or other security for the Obligations is adequate.
     (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrowers to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender’s ratable portion of all such distributions by the Agent, such Lender shall promptly (A) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.
     12.13 Agency for Perfection
     Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Agent’s security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or in accordance with the Agent’s instructions.
     12.14 Payments by Agent to Lenders
     All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the First Amendment Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.
     12.15 Settlement
     (a) (i) Each Lender’s funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender’s Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by the Borrowers) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, including the Ex-Im Bank Revolving Loans, the Non Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

     (ii) The Agent shall request settlement (“Settlement”) with the Lenders on at least a weekly basis, or on a more frequent basis at Agent’s election, (A) on behalf of the Bank, with respect to each outstanding Non Ratable Loan, (B) Ex-Im Bank Revolving Loans, (C) for itself, with respect to each Agent Advance, and (D) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (New York, New York time) on the date of such requested Settlement (the “Settlement Date”). Each Lender (other than the Bank, in the case of Ex-Im Bank Revolving Loans, Non Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender’s Pro Rata Share of the outstanding principal amount of the Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent’s account, not later than 2:00 p.m. (New York, New York time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Ex-Im Bank Revolving Loans, Non Ratable Loan or Agent Advance and, together with the portion of such Ex-Im Bank Revolving Loans, Non Ratable Loan or Agent Advance representing the Bank’s Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Ex-Im Bank Revolving Loan or Non Ratable Loan, and (B) for itself, with respect to each Agent Advance.
     (iii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Ex-Im Bank Revolving Loan, Non Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Ex-Im Bank Revolving Loan, Non Ratable Loan or Agent Advance equal to such Lender’s Pro Rata Share of such Ex-Im Bank Revolving Loan, Non Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Ex-Im Bank Revolving Loans, Non Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one hundred percent (100%) of such Lender’s Pro Rata Share of such Ex-Im Bank Revolving Loans, Non Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

     (iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Ex-Im Bank Revolving Loan, Non Ratable Loan or Agent Advance pursuant to clause (iii) above, the Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Ex-Im Bank Revolving Loan, Non Ratable Loan or Agent Advance.
     (v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank’s Revolving Loans including Ex-Im Bank Revolving Loans and Non Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank’s Revolving Loans (other than to Ex-Im Bank Revolving Loans, Non Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Ex-Im Bank Revolving Loans and Non Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.
     (vi) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan, Ex-Im Bank Revolving Loan or Non Ratable Loan.
     (b) Lenders’ Failure to Perform. All Revolving Loans (other than Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.
     (c) Defaulting Lenders. The Agent may (but shall not be required to), in its discretion, retain any payments or other funds received by the Agent that are to be provided to a Defaulting Lender hereunder, and may apply such funds to such Lender’s defaulted obligations or readvance the funds to the Borrowers in accordance with this Agreement. The failure of any

Lender to fund a Loan, to make any payment in respect of Letter of Credit Obligations or to otherwise perform its obligations hereunder shall not relieve any other Lender of its obligations, and no Lender shall be responsible for default by another Lender. The Lenders and the Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by any Borrower) that, solely for purposes of determining a Defaulting Lender’s right to vote on matters relating to the Loan Documents and to share in payments, fees and Collateral proceeds thereunder, a Defaulting Lender shall not be deemed to be a “Lender” until all its defaulted obligations have been cured.
     (d) Removal of Defaulting Lender. At the Borrowers’ request, the Agent or an Eligible Assignee reasonably acceptable to the Agent and the Borrowers shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender’s outstanding Commitments hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender’s Loans, plus accrued interest and fees, without premium or discount.
     12.16 Letters of Credit; Intra Lender Issues
     (a) Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.
     (b) Participations in Letters of Credit.
     (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 1.4(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender’s Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).
     (ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender’s Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.
     (iii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

     (iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrower for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:
     (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;
     (B) the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrowers or any other Person and the beneficiary named in any Letter of Credit);
     (C) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;
     (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;
     (E) the occurrence of any Default or Event of Default; or
     (F) the failure of the Borrowers to satisfy the applicable conditions precedent set forth in Article 8.
     (c) Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of the Borrowers received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the

Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.
     (d) Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys’ fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrowers to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Section shall survive payment in full of all other Obligations.
     12.17 Concerning the Collateral and the Related Loan Documents
     Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Non Ratable Loans, Ex-Im Bank Revolving Loans, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.
     12.18 Field Audit and Examination Reports; Disclaimer by Lenders
     By signing this Agreement, each Lender:
     (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a “Report” and collectively, “Reports”) prepared by or on behalf of the Agent;
     (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;
     (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers’ books and records, as well as on representations of the Borrowers’ personnel;

     (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and
     (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
     12.19 Relation Among Lenders
     The Lenders are not partners or co venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.
     12.20 Intercreditor Agreement.
     Each of the Lenders hereby acknowledges that it has received and reviewed the Intercreditor Agreement and agrees to be bound by the terms thereof. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 11.2 hereby (i) acknowledges that Bank of America is acting under the Intercreditor Agreement in multiple capacities as the Agent and as agent for U.S. Bank National Association in connection with certain collateral for the Senior Secured Notes and (ii) waives any conflict of interest, now contemplated or arising hereafter, in connection therewith and agrees not to assert against Bank of America any claims, causes of action, damages or liabilities of whatever kind or nature relating thereto. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 11.2) hereby authorizes and directs Bank of America to enter into the Intercreditor Agreement on behalf of such Lender and agrees that Bank of America, in its various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement.
     12.21 Bank Product Providers
     Each Secured Bank Product Provider, by delivery of a notice to the Agent of a Bank Product, agrees to be bound by Section 3.8 and this Section 12. Each Secured Bank Product Provider shall indemnify and hold harmless Agent-Related Persons, to the extent not reimbursed by the Borrowers, against all claims relating to the Loan Documents that may be incurred by or asserted against any Agent-Related Persons in connection with such provider’s Secured Bank Product Obligations.

ARTICLE 13
LIABILITY OF BORROWERS
     13.1 Concerning Joint and Several Liability of the Borrowers
     (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.
     (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.
     (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligations.
     (d) The obligations of each Borrower under the provisions of this Section 13.1 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.
     (e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loan made under this Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by any Lender under or in respect of any of the Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Lender at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by any Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with the applicable laws or regulations thereunder which might, but for the provisions of this Section 13.1, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 13.1, it being the intention of each Borrower that, so long as any of the Obligations remain unsatisfied, the obligations of such Borrower under this Section 13.1 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 13.1 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Lender.
     (f) The provisions of this Section 13.1 are made for the benefit of the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against any of the other Borrowers or to exhaust any remedies available to it against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this Section 13.1 shall remain in effect until all the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this Section 13.1 will forthwith be reinstated in effect, as though such payment had not been made.
     (g) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, the obligations of each Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.
     (h) The Borrowers hereby agree, as among themselves, that if any Borrower shall become an Excess Funding Borrower (as defined below), each other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Borrower’s Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of any Borrower to any Excess Funding Borrower under this Section 13.1(h) shall be subordinate and subject in right of payment to the prior payment in full of the Obligations of such Borrower under the other provisions of this Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such Obligations. For purposes hereof, (i) “Excess Funding Borrower” shall mean, in respect of any Obligations arising under the other provisions of this Agreement (hereafter, the “Joint Obligations”), a Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) “Excess Payment” shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and (iii) “Pro Rata Share”, for the purposes of this Section 13.1(h), shall mean, for any Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair salable value of all assets and other properties of such Borrower and all of the other Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrowers hereunder) of such Borrower and all of the other Borrowers, all as of the First Amendment Closing Date (if any Borrower becomes a party hereto subsequent to the First Amendment Closing Date, then for the purposes of this Section 13.1(h) such subsequent Borrower shall be deemed to have been a Borrower as of the First Amendment Closing Date and the information pertaining to, and only pertaining to, such Borrower as of the date such Borrower became a Borrower shall be deemed true as of the First Amendment Closing Date).
     13.2 Agency of Parent for each other Borrower
     Each of the other Borrowers appoints Parent as its agent for all purposes relevant to this Agreement, including (without limitation) the giving and receipt of notices, the request for Revolving Loans and the execution and delivery of all documents, instruments and certificates contemplated herein and all modifications hereto. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all of the Borrowers acting singly or jointly, or both, shall be valid and effective if given or taken only by Parent, whether or not any of the other Borrowers joins therein.
ARTICLE 14
MISCELLANEOUS
     14.1 No Waivers; Cumulative Remedies
     No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrowers and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s and each Lender’s rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent’s and each Lender’s rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.
     14.2 Severability
     The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     14.3 Governing Law; Choice of Forum; Service of Process
     (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWERS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.
     (c) THE BORROWERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS AT ITS ADDRESS SET FORTH IN SECTION 14.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.
     14.4 WAIVER OF JURY TRIAL
     THE BORROWERS, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR

CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
     14.5 Survival of Representations and Warranties
     All of the Borrowers’ representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.
     14.6 Other Security and Guaranties
     The Agent, may, without notice or demand and without affecting the Borrowers’ obligations hereunder, from time to time: (a) accept from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.
     14.7 Fees and Expenses
     The Borrowers agree to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including outside attorneys’ and paralegals’ fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien searches; (d) taxes, fees and other charges for filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent’s Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of the Borrowers under the Loan Documents that the Borrowers fail to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Borrowers’ operations by the Agent plus the Agent’s then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $1,000 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral and (h)(i) in any calendar year so long as no Default or Event of Default exists and (A) if Availability at any time is greater than or equal to 15% of the Maximum Revolver Amount, costs and expenses of one inventory appraisal for the current calendar year or (B) if Availability at any time is less than 15% of the Maximum Revolver Amount, costs and expenses of two inventory appraisals for the current calendar year, such appraisals to be conducted by an appraisal firm satisfactory to the Agent and at any reasonable time selected by the Agent and (ii) at any time during the existence of a Default or an Event of Default, costs and expenses of all inventory appraisals requested by the Agent, such appraisals to be conducted by an appraisal firm satisfactory to the Agent and at any reasonable time selected by the Agent. In addition, the Borrowers agree to pay costs and expenses incurred by the Agent (including Attorneys’ Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. All of the foregoing costs and expenses shall be charged to the Borrowers’ Loan Account as Revolving Loans as described in Section 3.7.
     14.8 Notices
     (a) Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) five (5) Business Days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:
     If to the Agent or to the Bank:
Bank of America, N.A.
300 Galleria Parkway, Suite 800
Atlanta, Georgia 30339
Attention: Business Capital Credit Officer
Telecopy No.: (404) 607-3277

with copies to:

Bank of America, N.A.
101 S. Tryon Street
NC1-002-15-34
Charlotte, NC 28255
Attn: Operations Manager
Telecopy No.: (980) 388-2609
     If to the Borrowers:
Unifi, Inc.
7201 West Friendly Avenue
Greensboro, North Carolina 27410
Attention: Ronald L. Smith
Telephone: (336) 316-5545
Telecopy: (336) 294-4751

with a copy to:

Unifi, Inc.
7201 West Friendly Avenue
Greensboro, North Carolina 27410
Attention: Charles McCoy, Esq.
Telephone: (336) 316-5660
Telecopy: (336) 856-4364
or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.
     (b) Notices and other communications to the Lenders and the Letter of Credit Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender or the Letter of Credit Issuer pursuant to Articles I, II and III if such Lender or the Letter of Credit Issuer, as applicable, has notified the Agent that it is incapable of receiving notices under such Articles by electronic communication. The Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
          Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
     14.9 Waiver of Notices
     Unless otherwise expressly provided herein, the Borrowers waive presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on the Borrowers which the Agent or any Lender may elect to give shall entitle the Borrowers to any or further notice or demand in the same, similar or other circumstances.
     14.10 Binding Effect
     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.
     14.11 Indemnity of the Agent and the Lenders by the Borrowers
     (a) The Borrowers agree to defend, indemnify and hold the Agent Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys in fact (each, an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided, that the Borrowers shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     (b) The Borrowers agree to indemnify, defend and hold harmless the Agent and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to the Borrowers’ operations, business or Property. This indemnity will apply whether the hazardous substance is on, under or about the Property or operations of any Borrower or Property leased to any Borrower. The indemnity includes but is not limited to Attorneys Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. “Hazardous Substances” means any substance, material or waste that is or becomes designated or regulated as “toxic,” “hazardous,” “pollutant,” or “contaminant” or a similar designation or regulation under any federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.
     14.12 Limitation of Liability
     NO CLAIM MAY BE MADE BY ANY BORROWER, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS IN FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH BORROWER AND EACH LENDER HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.
     14.13 Final Agreement
     This Agreement and the other Loan Documents are intended by the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letter and the Proposal Letter, among the Borrowers and the Agent. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of each of the Agent and the requisite Lenders.
     14.14 Counterparts
     This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     14.15 Captions
     The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.
     14.16 Right of Setoff
     In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of the Borrowers against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers and the Agent after any such set off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET OFF, BANKER’S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWERS HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.
     14.17 Confidentiality
     (a) The Borrowers hereby agrees that the Agent and each Lender, upon the prior consent of the Borrowers (such consent not to be unreasonably withheld), may issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrowers and a general description of the Borrowers’ business and may use any Borrower’s name in advertising and other promotional material.
     (b) Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as “confidential” or “secret” by the Borrowers and provided to the Agent or such Lender by or on behalf of the Borrowers, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Borrowers, provided that such source is not bound by a confidentiality agreement with the Borrowers known to the Agent or such Lender; provided, however, that the Agent and any Lender may, upon prior written notice to the Borrowers (to the extent not prohibited by applicable law), disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent’s or such Lender’s independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrowers are party or are deemed party with the Agent or such Lender, and (9) to its Affiliates.
     14.18 Conflicts with Other Loan Documents
     Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.
     14.19 Accounting Terms
     Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.
     14.20 Patriot Act Notice
     The Agent and the Lenders hereby notify Borrowers that pursuant to the requirements of the Patriot Act, Agent and Lenders are required to obtain, verify and record information that identifies each Borrower, including its legal name, address, tax ID number and other information that will allow Agent and Lenders to identify it in accordance with the Patriot Act. The Agent and Lenders will also require information regarding each personal guarantor, if any, and may require information regarding Borrowers’ management and owners, such as legal name, address, social security number and date of birth.
     14.21 Amendment and Restatement
     This Agreement amends and restates the Existing Credit Agreement. All rights, benefits, indebtedness, interests, liabilities and obligations of the parties to the Existing Credit Agreement are hereby renewed, amended, restated and superseded in their entirety according to the terms and provisions set forth herein. This Agreement does not constitute, nor shall it result in, a waiver of or release, discharge or forgiveness of any amount payable pursuant to the Existing Credit Agreement or any indebtedness, liabilities or obligations of the Borrowers thereunder, all of which are renewed and continued (except as otherwise provided hereunder) and are hereafter payable and to be performed in accordance with this Agreement and the other Loan Documents. Neither this Agreement nor any other Loan Document extinguishes the indebtedness or liabilities outstanding in connection with the Existing Credit Agreement, nor do they constitute a novation with respect thereto. All security interests, pledges, assignments and other Liens previously granted by any Borrower pursuant to the Existing Credit Agreement and the other Loan Documents are hereby renewed and continued, and all such security interests, pledges, assignments and other Liens shall remain in full force and effect as security for the Obligations except as modified by the provisions hereof. Amounts in respect of interest, fees and other amounts payable to or for the account of the Agent, the Letter of Credit Issuer and the Lenders shall be calculated (i) in accordance with the provisions of the Existing Credit Agreement with respect to any period (or a portion of any period) ending prior to the First Amendment Closing Date, and (ii) in accordance with the provisions of this Agreement with respect to any period (or a portion of any period) commencing on or after the First Amendment Closing Date.
     14.22 Interpretive Provisions
     (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
     (b) The words “hereof,” “herein,” “hereunder” and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.
     (c) (i) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.
     (ii) The term “including” is not limiting and means “including without limitation.”
     (iii) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”
     (iv) The word “or” is not exclusive.
     (d) Any pronoun used shall be deemed to cover all genders.
     (e) A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing by the Agent (acting with the consent or at the direction of the Lenders, the Majority Lenders or the Required Lenders, as applicable) pursuant to this Agreement.
     (f) All Loans shall be funded in Dollars and all Obligations shall be repaid in Dollars (except as otherwise provided herein for Letters of Credit made in currencies other than Dollars). In the event that any Letter of Credit is issued hereunder in a foreign currency, for purposes of calculating the amount of the Aggregate Revolver Outstandings, the foreign currency amount of such Letter of Credit shall be converted to Dollars by the Agent using such exchange rates as the Agent reasonably deems appropriate under the circumstances at such time.

     (g) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.
     (h) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.
     (i) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.
     (j) For purposes of Section 9.1, a breach of a financial covenant contained in Sections 7.22 and 7.24 shall be deemed to have occurred as of any date of determination of such breach or upon the date that such breach is first known by any Borrower or the Agent, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.
     (k) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent’s or Lenders’ involvement in their preparation.

ANNEX A
to
Credit Agreement
Definitions
     Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the Agreement:
     “Accounts” means all of the Borrowers’ now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.
     “Account Control Agreement” means an agreement among one or more of the Borrowers, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral and which agreement establishes “control” over such payments under the UCC.
     “Account Debtor” means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).
     “Account Designation Letter” means a notice of account designation dated the Closing Date designating the Designated Account.
     “ACH Transactions” means any cash management or related services including the automatic clearing house transfer of funds by the Bank, any Lender or any of their respective Affiliates for the account of the Borrowers or any Subsidiary pursuant to agreement or overdrafts.
     “Adjusted Net Earnings from Operations” means, with respect to any fiscal period of the Parent, net income of the Parent and its Domestic Subsidiaries on a consolidated basis after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by the Parent or any of its Domestic Subsidiaries in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which the Parent or any of its Domestic Subsidiaries has an ownership interest unless (and only to the extent) such earnings shall actually have been received by the Parent or any of its Domestic Subsidiary in the form of cash distributions; (e) earnings of any Person who is not a Borrower to which assets of the Parent or any of its Domestic Subsidiaries shall have been sold, transferred or disposed of, or into which the Parent or any of its Domestic Subsidiaries shall have been merged, or which has been a party with the Parent or any of its Domestic Subsidiaries to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of the Parent or any of its Domestic Subsidiaries or from cancellation or forgiveness of Debt; and (g) non-cash gain or loss arising from extraordinary items, as determined in accordance with GAAP.
     “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have correlative meanings.
     “Agent” has the meaning specified in the Preamble of the Agreement and any successor agent permitted hereunder.
     “Agent Advances” has the meaning specified in Section 1.2(i).
     “Agent Fees” has the meaning specified in Section 2.4.
     “Agent’s Liens” means the Liens in the Collateral granted to the Agent, for the benefit of the Secured Parties, Bank, and Agent pursuant to this Agreement and the other Loan Documents.
     “Agent Related Persons” means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys in fact of the Agent and such Affiliates.
     “Aggregate Revolver Outstandings” means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit and (e) without duplication of any of the amounts set forth in the immediately preceding clauses (c) and (d), the aggregate amount of any Credit Support.
     “Agreement” means the Credit Agreement to which this Annex A is attached, as from time to time amended, modified or restated.
     “Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including the Patriot Act.
     “Applicable Margin” means, for any calendar quarter, for each of LIBOR Revolving Loans and Base Rate Revolving Loans, the applicable percentage (calculated on a per annum basis) set forth in the table below based on the Quarterly Average Excess Availability for the immediately preceding calendar quarter.

		Applicable Margin	Applicable Margin
	Quarterly Average	for LIBOR	for Base Rate
Tier	Excess Availability	Revolving Loans	Revolving Loans
1	Less than $20,000,000	2.75%	1.50%
2	Greater than or equal to $20,000,000 but less than $40,000,000	2.50%	1.25%
3	Greater than or equal to $40,000,000 but less than $60,000,000	2.25%	1.00%
4	Greater than or equal to $60,000,000	2.00%	0.75%

     The Applicable Margin shall be calculated on the 5th day of each calendar quarter of the Borrowers and established retroactively to the 1st day of such calendar quarter (the “Calculation Date”) based on the Quarterly Average Excess Availability for the immediately preceding calendar quarter, commencing with calendar quarter ending September 30, 2010, and shall remain in effect until adjusted thereafter (if at all) on the next Calculation Date. Commencing with the First Amendment Closing Date and until the first Calculation Date, the Applicable Margin shall be the percentages set forth in Tier 4 of the table above.
     The Parent shall deliver to the Agent and the Lenders a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins on the applicable Calculation Date. Failure to timely deliver such certificate shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing table, until the first day of the first calendar month following the delivery of such certificate demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.
     “Assigned Contracts” means, collectively, all of the Borrowers’ rights and remedies under, and all moneys and claims for money due or to become due to the Borrowers under those contracts set forth on Schedule 1.1, and any other material contracts, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of the Borrowers now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.
     “Assignee” has the meaning specified in Section 11.2(a).
     “Assignment and Acceptance” has the meaning specified in Section 11.2(a).
     “Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent or, to the extent provided in the Agreement, by the Lenders.
     “Availability” means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) the Aggregate Revolver Outstandings.

     “Average Revolver Usage” means, for any period of calculation, the average daily outstanding amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, for such period, as calculated by the Agent (which shall be conclusive absent manifest error).
     “Bank” means Bank of America, N.A., a national banking association, or any successor entity thereto.
     “Bank Products” means any one or more of the following types of services or facilities extended to the Borrowers or any Subsidiary by any Lender or any Affiliate of a Lender in reliance on such Lender’s agreement to indemnify such affiliate: (i) ACH Transactions; (ii) Cash Management Services; (iii) commercial credit card and merchant card services; (iv) products under Hedge Agreements; and (v) such other banking products or services provided by any Lender or any Affiliate of any Lender as may be requested by any Borrower or Subsidiary, excluding Letters of Credit.
     “Bank Product Debt” means Debt and other obligations of a Borrower relating to Bank Products.
     “Bank Product Reserves” means all reserves which the Agent from time to time establishes in its reasonable discretion in respect of Secured Bank Product Obligations.
     “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.).
     “Base Rate” means, for any day, a per annum rate equal to the greater of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) LIBOR Rate for a 30 day interest period as determined on such date, plus 1.00%. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.
     “Base Rate Loans” means the Base Rate Revolving Loans.
     “Base Rate Revolving Loan” means a Revolving Loan during any period in which it bears interest based on the Base Rate.
     “Biomass Business” means (a) the business of cultivating, growing and selling biomass crops, including feedstock for establishing biomass crops, that are intended to be used as a fuel or in the production of polymers, fuels or energy, (b) the business of providing value-added processes relating to the cultivation, harvest or use of biomass crops as a fuel or in the production of polymers, fuels or energy, and (c) such other business activities or opportunities that are the same, similar, ancillary or reasonably related to the foregoing.
     “Borrowers” has the meaning specified in the Preamble of the Agreement.
     “Borrowers’ Ex-Im Agreement” means the Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement entered into after the First Amendment Closing Date by the Borrowers that are eligible borrowers under an Ex-Im Guaranteed Loan in favor of the Ex-Im Bank and the Agent relating to Ex-Im Bank Guaranteed

Loans as modified by any waiver or side letters from Ex-Im Bank to the Bank that are applicable to the Ex-Im Bank Revolving Loans.
     “Borrowing” means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to any Borrower or by Bank in the case of a Borrowing funded by Ex-Im Bank Revolving Loans, Non Ratable Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.
     “Borrowing Base” means, at any time, an amount equal to
          (a) the sum of:
     (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus
     (ii) the lesser of (a) $25,000,000 or (b) eighty-five percent (85%) of the Net Amount of Eligible Foreign Accounts; plus
     (iii) the lesser of (a) sixty-five percent (65%) of the value of Eligible Inventory or (b) eighty-five percent (85%) of the Net Orderly Liquidation Value of Eligible Inventory; plus
     (iv) the lesser of (a) $20,000,000 or (b) the sum of (I) ninety percent (90%) of the Export-Related Accounts Receivable Value with respect only to Ex-Im Bank Revolving Loans plus (II) the lesser of (A) $10,000,000 or (B) 75% of the value of Eligible Export-Related Inventory, subject to the availability that exists pursuant to the terms of Borrowers’ Ex-Im Agreement under the Export-Related Borrowing Base (as that term is defined in the Borrowers’ Ex-Im Agreement); minus
     (b) Reserves from time to time established by the Agent in its reasonable credit judgment;
provided that the aggregate Revolving Loans advanced against Eligible Inventory shall not exceed the Maximum Inventory Loan Amount; provided, further, that any and all items of Collateral acquired pursuant to a Permitted Acquisition shall not be included in the Borrowing Base until such time as the Agent shall have had the opportunity to conduct a field exam and/or an appraisal of such Collateral with results satisfactory to the Agent.
     “Borrowing Base Certificate” means a certificate by a Responsible Officer of the Parent, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Parent and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, North Carolina and New York, and if such day relates to a LIBOR Loan, any such day on which dealings in Dollar deposits are conducted between banks in the London interbank Eurodollar market.
     “Calculation Date” has the meaning specified in the definition of Applicable Margin.
     “Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.
     “Capital Expenditures” means, for any period, all capital expenditures of the Borrowers on a consolidated basis for such period, as determined in accordance with GAAP.
     “Capital Lease” means any lease of Property by any Borrower which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Borrower.
     “Capital Stock” means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
     “Cash Management Services” means any services provided from time to time by Bank, any Lender or any of their respective Affiliates to any Borrower or Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.
     “CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. § 9601 et seq.).
     “Change of Control” means the occurrence of any of the following events: (i) any Person or two or more Persons acting in concert shall have acquired “beneficial ownership,” directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Parent (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of the Parent, or (ii) during any period of up to 24 consecutive months, commencing after the First Amendment Closing Date, individuals who at the beginning of such 24 month period were directors of the Parent (together with any new director whose election by the Parent’s Board of Directors or whose nomination for election by the Parent’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Parent then in office. As used herein,

“beneficial ownership” shall have the meaning provided in Rule 13d 3 of the Securities and Exchange Commission under the Securities Act of 1934.
     “Chattel Paper” means all of the Borrowers’ now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.
     “Clearing Bank” means the Bank or any other banking institution with whom a Payment Account has been established pursuant to an Account Control Agreement.
     “Closing Date” means May 26, 2006.
     “Closing Date Mortgages” means the Mortgages required to be executed and delivered on the Closing Date.
     “Code” means the Internal Revenue Code of 1986.
     “Collateral” means all of the Borrowers’ real and personal Property and all other assets of any Person from time to time subject to Agent’s Liens securing payment or performance of the Obligations.
     “Commitment” means, at any time with respect to a Lender, the principal amount set forth beside such Lender’s name under the heading “Commitment” on Schedule 1.2 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 3.3 and Section 11.2, and “Commitments” means, collectively, the aggregate amount of the commitments of all of the Lenders.
     “Commitment Increase” has the meaning specified in Section 1.5(a).
     “Contaminant” means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls (“PCBs”), or any constituent of any such substance or waste.
     “Continuation/Conversion Date” means the date on which a Loan is converted into or continued as a LIBOR Rate Loan.
     “Control Collateral Agent” means U.S. Bank National Association.
     “Credit Support” has the meaning specified in Section 1.3(a).
     “CWA” means the Clean Water Act (33 U.S.C. §§ 1251 et seq.).
     “Debt” means, as to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

     (a) every obligation of such Person for money borrowed;
     (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of Property, assets or businesses;
     (c) every reimbursement obligation of such Person with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of such Person;
     (d) every obligation of such Person issued or assumed as the deferred purchase price of Property or services including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith;
     (e) every obligation of such Person under any Capital Lease;
     (f) every obligation of such Person under any Synthetic Lease;
     (g) every obligation of such Person (an “equity related purchase obligation”) to purchase, redeem, retire or otherwise acquire for value any shares of capital stock of any class issued by such Person, any warrants, options or other rights to acquire any such             shares, or any rights measured by the value of such shares, warrants, options or other rights;
     (h) Derivative Obligations of such Person;
     (i) every obligation in respect of Debt of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent that the terms of such Debt provide that such Person is not liable therefor and such terms are enforceable under applicable law;
     (j) every obligation, contingent or otherwise, of such Person guarantying, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (i) (the “primary obligation”) of another Person (the “primary obligor”), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase Property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.
     The “amount” or “principal amount” of any Debt at any time of determination represented by (A) any Debt, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (B) any Capital Lease shall be the principal component of the aggregate of the rentals obligation under such Capital Lease payable over the term thereof that is not subject to termination by the lessee, and (C) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price.
     “Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.
     “Default Rate” means a fluctuating per annum interest rate at all times equal to (i) for Loans and other extensions of credit, the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum, and (ii) for all other payments due, the sum of (a) the Base Rate plus (b) the Applicable Margin for Base Rate Loans plus (c) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.
     “Defaulting Lender” means any Lender that, as reasonably determined by the Agent, (a) has failed to perform any funding obligations hereunder, and such failure is not cured within three (3) Business Days; (b) has notified the Agent or any Borrower that such Lender does not intend to comply with its funding obligations hereunder or has made a public statement to the effect that it does not intend to comply with its funding obligations hereunder or under any other credit facility; (c) has failed, within three (3) Business Days following request by the Agent, to confirm in a manner reasonably satisfactory to the Agent that such Lender will comply with its funding obligations hereunder; or (d) has, or has a direct or indirect parent company that has, become the subject of an Insolvency Proceeding or taken any action in furtherance thereof.
     “Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Borrower.
     “Derivative Obligations” means the net obligations of a Person under any Hedge Agreement.
     “Designated Account” has the meaning specified in Section 1.2(c).
     “Distribution” means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of Property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.
     “Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by the Borrowers.
     “DOL” means the United States Department of Labor or any successor department or agency.

     “Dollar” and “$” means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under the Agreements shall be made in Dollars.
     “Domestic Subsidiary” means any Subsidiary of the Parent other than a Foreign Subsidiary.
     “EBITDA” means, with respect to any fiscal period of the Parent and its Domestic Subsidiaries, on a consolidated basis, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, Federal, state, local and foreign income taxes, depreciation, amortization and other non-cash charges (excluding the effect of non-cash income or loss from any Person (other than Domestic Subsidiaries) in which the Parent or any of its Domestic Subsidiaries has an ownership interest, but including non-cash accruals from any such Person until they are paid as cash charges), minus, without duplication, non-cash income. Unless otherwise specified herein, the applicable period of computation shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.
     “Eligible Accounts” means the Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:
     (a) with respect to which more than 90 days (or, with the prior consent of the Agent, 120 days) have elapsed since the date of the original invoice therefor or which is more than 60 days past due;
     (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;
     (c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;
     (d) which represents a progress billing (as hereinafter defined) or as to which a Borrower has extended the time for payment without the consent of the Agent; for the purposes hereof, “progress billing” means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor’s obligation to pay such invoice is conditioned upon a Borrower’s completion of any further performance under the contract or agreement;
     (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a “custodian,” as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;
     (f) if fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;
     (g) which constitutes an Eligible Foreign Account or an Eligible Export-Related Account Receivable or is otherwise owned owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America (including Puerto Rico) or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof;
     (h) owed by an Account Debtor which is an Affiliate or employee of any Borrower;
     (i) except as provided in clause (k) below, with respect to which either the perfection, enforceability, or validity of the Agent’s Liens in such Account, or the Agent’s right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;
     (j) owed by an Account Debtor to which the Parent or any other Borrower, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;
     (k) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), and any other steps necessary to perfect the Agent’s Liens therein, have been complied with to the Agent’s satisfaction with respect to such Account;

     (l) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;
     (m) which represents a sale on a bill and hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;
     (n) which is evidenced by a promissory note or other instrument or by chattel paper;
     (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor’s financial inability to pay;
     (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit a Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;
     (q) which arises out of a sale not made in the ordinary course of a Borrower’s business;
     (r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by a Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;
     (s) owed by an Account Debtor which is obligated to a Borrower respecting Accounts the aggregate unpaid balance of which exceeds twenty-five percent (25%) of the aggregate unpaid balance of all Accounts owed such Borrower at such time by all of such Borrower’s Account Debtors, but only to the extent of such excess; or
     (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Secured Parties.
     If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.
     “Eligible Assignee” means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.
     “Eligible Export-Related Accounts Receivable” has the meaning set forth in Borrowers’ Ex-Im Agreement, but in no event will include any Eligible Foreign Accounts or Accounts that are insured or payable by a letter of credit, unless otherwise agreed to in writing by the Agent and the respective Borrowers.
     “Eligible Export-Related Inventory” has the meaning set forth in Borrowers’ Ex-Im Agreement.
     “Eligible Foreign Accounts” means Accounts owed by an Account Debtor that: (a)(i) does not maintain its chief executive office in the United States of America (including Puerto Rico) or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or Canada or any state or province thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof (a “Foreign Account Debtor”); (b)(i) is a subsidiary of a major U.S. corporation that is either a public corporation or has publicly traded debt and (ii) has a credit rating or long term debt rating of BBB- or higher by S&P and Baa3 or higher by Moody’s; (c)(i) such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion or (ii) such Account is insured to the satisfaction of the Agent; (d) would qualify as an Account eligible for financing under the Ex-Im Bank Working Capital Guarantee Program; (e) would qualify as an “Eligible Account” but for the fact that it is owed by a Foreign Account Debtor and (f) complies with applicable laws; but in no event will Eligible Foreign Accounts include any Eligible Export-Related Accounts Receivable.
     If any Account at any time ceases to be an Eligible Foreign Account, then such Account shall promptly be excluded from the calculation of Eligible Foreign Accounts.
     “Eligible Inventory” means Inventory, valued at the lower of cost (on a first in, first out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:
     (a) that is not owned by a Borrower;
     (b) that is not subject to the Agent’s Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (d) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent’s Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);
     (c) that does not consist of finished goods, raw materials, work in process, chemicals, samples, prototypes, supplies, or packing and shipping materials;
     (d) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

     (e) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of a Borrower’s business, or that is slow moving or stale (i.e., aged greater than one year);
     (f) that is obsolete or returned or repossessed or used goods taken in trade;
     (g) that is located outside the United States of America (including Puerto Rico) or Canada (or that is in transit from vendors or suppliers);
     (h) that is located in a public warehouse or in possession of a bailee or in a facility leased by a Borrower, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if permitted by the Agent in lieu of such a subordination agreement, a Reserve for rents or storage charges (not to exceed three months) has not been established for Inventory at that location;
     (i) that contains or bears any Proprietary Rights (other than Dacron® and other trademarked products supplied by Dupont or the Parent) licensed to a Borrower by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which a Borrower has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;
     (j) that is not reflected in the details of a current perpetual inventory report; or
     (k) that is Inventory placed on consignment.
     If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.
     “Environmental Claims” means all claims, however asserted, by any Governmental Authority or other Person alleging any possible noncompliance with, investigation of a possible violation of, litigation relating to, or potential fine or liability under any Environmental Law, or for a Release, environmental pollution or hazardous materials, including any complaint, summons, citation, order, claim, demand or request for correction, remediation or otherwise.
     “Environmental Compliance Reserve” means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Borrowers from time to time for amounts that are reasonably likely to be expended by a Borrower in order for such Borrower and its operations and Property (a) to comply with any notice from a Governmental Authority asserting material non compliance with Environmental Laws, or (b) to correct any such material non compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 7.7.

     “Environmental Laws” means all federal, state or local laws, statutes, common law duties, rules, programs, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations, guidance promulgated by regulatory agencies and permits of, and agreements with, any Governmental Authority, in each case relating to public health (but excluding occupational safety and health, to the extent regulated by OSHA), safety and land use matters, and the protection or pollution of the environment, including CERCLA, RCRA and CWA.
     “Environmental Lien” means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.
     “Equipment” means all of the Borrowers’ now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal Property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of Property leased by the Borrowers and all of the Borrowers’ rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.
     “ERISA” means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.
     “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrowers within the meaning of Section 414(b) or (c) of the Code.
     “Event of Default” has the meaning specified in Section 9.1.
     “Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder.
     “Excluded Tax” means with respect to the Agent, any Lender, the Letter of Credit Issuer or any other recipient of a payment to be made by or on account of any Obligation, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or with which it has a current or former connection (other than a connection resulting solely from this Agreement) or, in the case of any Lender, in which its applicable lending office is located; (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Company is located; (c) any backup withholding tax required by the Code to be withheld from amounts payable to a Lender that has failed to comply with Section 4.1(c); (d) in the case of a Foreign Lender, any United States withholding tax that is (i) required pursuant to laws in force at the time such Lender becomes a Lender (or designates a new lending office) hereunder, or (ii) attributable to such Lender’s failure or inability (other than as a result of a change in any Requirement of Law) to comply with Section 4.1(c), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax; and (e) taxes imposed on it by reason of Section 1471 or 1472 of the Code.
     “Ex-Im Bank” means the Export-Import Bank of the United States.
     “Ex-Im Bank Guaranteed Loan” means a loan contemplated under and evidenced by the Borrowers’ Ex-Im Agreement that qualifies as an eligible loan under the Ex-Im Bank Working Capital Guarantee Program and is subject to a Master Ex-Im Bank Guarantee.
     “Ex-Im Bank Revolving Loan” has the meaning specified in Section 1.2(j).
     “Ex-Im Loan Documents” means the Borrowers’ Ex-Im Agreement and all other agreements and documents required by Ex-Im Bank in connection with an Ex-Im Bank Guaranteed Loan, and such loan agreements and other agreements and documents customarily required by the Bank in connection with an Ex-Im Bank Guaranteed Loan.
     “Existing Credit Agreement” has the meaning specified in the WHEREAS clauses.
     “Export-Related Accounts Receivable Value” has the meaning set forth in Borrowers’ Ex-Im Agreement.
     “FDIC” means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.
     “Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.
     “Federal Reserve Board” or “FRB” means the Board of Governors of the Federal Reserve System or any successor thereto.
     “Fee Letter” means that certain fee letter dated July 26, 2010 among Bank of America, N.A., Banc of America Securities LLC and Unifi, Inc.
     “Financial Statements” means, according to the context in which it is used, the financial statements referred to in Sections 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

     “First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, Amended and Restated Security Agreement and Pledge Agreement dated as of the First Amendment Closing Date by and among the Borrowers, the Agent and the Lenders party thereto.
     “First Amendment Closing Date” means September 9, 2010
     “Fiscal Year” means the Parent’s fiscal year for financial accounting purposes. The current Fiscal Year of the Parent will end on June 26, 2011.
     “Fixed Assets” means the Equipment and Real Estate of the Borrowers.
     “Fixed Charge Coverage Ratio” means, with respect to any fiscal period of the Parent and its Domestic Subsidiaries, the ratio of (a) EBITDA for such period minus Capital Expenditures made by the Parent or any of its Domestic Subsidiaries during such period plus, to the extent not included in Adjusted Net Earnings from Operations, cash payments made during such period from Persons in which the Parent or any of its Domestic Subsidiaries has an ownership interest minus cash payments made during such period by the Parent or any of its Domestic Subsidiaries to Persons in which the Parent or any of its Domestic Subsidiaries has an ownership interest plus cash proceeds from asset sales received by the Parent or any of its Domestic Subsidiaries during such period minus Distributions paid by the Parent during such period minus share repurchases made by the Parent of its Capital Stock during such period minus cash invested (including by way of loans) in joint ventures and in Permitted Acquisitions during such period minus cash taxes paid for such period plus tax refunds received in cash for such period to (b) Fixed Charges. Unless otherwise specified herein, the applicable period of computation shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.
     “Fixed Charges” means, with respect to any fiscal period of the Parent and its Domestic Subsidiaries on a consolidated basis, without duplication, cash interest expense and scheduled principal payments of Funded Debt, determined in accordance with GAAP.
     “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the laws of the United States, or any state or district thereof.
     “Foreign Subsidiary” means any Subsidiary of the Parent that is incorporated, formed or registered or whose principal place of business or headquarters is not in the United States.
     “Funded Debt” means, as of any date of determination with respect to any fiscal period then ended, an amount equal to the aggregate principal amount then outstanding in respect of all interest-bearing Debt of the Parent and its Domestic Subsidiaries on a consolidated basis.
     “Funding Date” means the date on which a Borrowing occurs.
     “GAAP” means generally accepted accounting principles in the United States of America and applied on a consistent basis with the Financial Statements.
     “General Intangibles” means all of the Borrowers’ now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal Property of the Borrowers of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to the Borrowers in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to the Borrowers from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, Property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which a Borrower is beneficiary, rights to receive dividends, distributions, cash, Instruments and other Property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to a Borrower.
     “Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by a Borrower, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.
     “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
     “Guaranty” means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the “guaranteed obligations”), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any Property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease Property or to purchase any debt or equity securities or other Property or services.
     “Hedge Agreement” means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers’ or any Subsidiary’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.
     “Inactive Subsidiary” means as of any time of determination, any Subsidiary that has at such time less than $50,000 in assets and is not at such time engaged in any ongoing business.
     “Indemnified Taxes” means Taxes other than Excluded Taxes.

     “Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.
     “Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Borrower.
     “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Closing Date, among the Borrowers, the Senior Secured Notes Collateral Agent, on behalf of itself, the Senior Secured Notes Trustee and the holders of the Senior Secured Notes, and the Agent, on behalf of itself and the Lenders, in form and substance satisfactory in all respects to the Agent, as the same may be amended, supplemented or otherwise modified from time to time.
     “Interest Period” means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date 30, 60 or 90 days thereafter as selected by the Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit E, provided that:
     (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;
     (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
     (c) no Interest Period shall extend beyond the Stated Termination Date.
     “Interest Rate” means each or any of the interest rates, including the Default Rate, set forth in Section 2.1.
     “Inventory” means all of the Borrowers’ now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work in process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in the Borrowers’ business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

     “Investment Property” means all of the Borrowers’ right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.
     “IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.
     “Latest Projections” means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 5.2(f), the projections of the Borrowers’ financial condition, results of operations, and cash flows, for the period commencing on June 28, 2010 and ending on June 29, 2014 and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 5.2(f).
     “Lender” and “Lenders” have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Ex-Im Bank Revolving Loan or Non Ratable Loan outstanding; provided that no such Agent Advance or Ex-Im Bank Revolving Loan or Non Ratable Loan shall be taken into account in determining any Lender’s Pro Rata Share.
     “Letter of Credit” has the meaning specified in Section 1.3(a).
     “Letter of Credit Fee” has the meaning specified in Section 2.6.
     “Letter of Credit Fee Percentage” means a per annum percent equal to the Applicable Margin for LIBOR Rate Loans.
     “Letter of Credit Issuer” means the Bank or any affiliate of the Bank.
     “Letter of Credit Obligations” means all debts, liabilities, reimbursement obligations and other obligations now or hereafter arising from or in connection with the Letters of Credit, including the undrawn amount of any Letter of Credit.
     “Letter of Credit Rights” means “letter of credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Borrower, including rights to payment or performance under a letter of credit, whether or not such Borrower, as beneficiary, has demanded or is entitled to demand payment or performance.
     “Letter of Credit Subfacility” means $20,000,000.
     “LIBOR Interest Payment Date” means, with respect to a LIBOR Rate Loan, the Termination Date and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.
     “LIBOR Rate” means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

LIBOR Rate	=	Offshore Base Rate
1.00 — Eurodollar Reserve Percentage
     Where,
     “Offshore Base Rate” means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank’s London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.
     “Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.
     “LIBOR Rate Loans” means the LIBOR Revolving Loans.
     “LIBOR Revolving Loan” means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.
     “Lien” means: (a) any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right of way, covenant, condition, restriction, lease or other title exception or encumbrance affecting Property; and (c) any contingent or other agreement to provide any of the foregoing.
     “Loan Account” means the loan account of the Borrowers, which account shall be maintained by the Agent.

     “Loan Documents” means this Agreement, the Security Agreement, the Pledge Agreement, the Mortgages, the Account Control Agreements, the Related Real Estate Documents, the Intercreditor Agreement, the Borrowers’ Ex-Im Agreement, the Ex-Im Loan Documents and any other agreements, instruments, and documents heretofore, executed and delivered, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.
     “Loans” means, collectively, all loans and advances provided for in Article 1.
     “Majority Lenders” means at any date of determination Lenders whose Pro Rata Shares aggregate more than 50%; provided, however, that so long as the Pro Rata Share of the Agent, in its capacity as a Lender, is more than 50%, “Majority Lenders” shall mean the Agent and at least one other Lender.
     “Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board.
     “Master Ex-Im Bank Guarantee” means an Export-Import Bank of the United States Working Capital Guarantee Program Master Guarantee Agreement executed by Ex-Im Bank and the Agent pertaining to the Ex-Im Bank Working Capital Guarantee Program.
     “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrowers and their Subsidiaries taken as a whole, (b) a material adverse change in, or a material adverse effect upon the Collateral; (c) a material impairment of the ability of the Borrowers to perform under any Loan Document to which it is a party; or (d) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower of any Loan Document to which it is a party.
     “Maximum Inventory Loan Amount” means $50,000,000.
     “Maximum Revolver Amount” means $100,000,000, or such lesser amount as determined pursuant to the provisions of Section 3.3, or such greater amount as determined pursuant to the provisions of Section 1.5.
     “Moody’s” means Moody’s Investors Service, Inc., and its successors.
     “Mortgages” means each mortgage, deed of trust or deed to secure debt pursuant to which a Borrower grants to the Agent, for the benefit of itself and the other Secured Parties, Liens upon any Real Estate owned by such Borrower, as security for the Obligations.
     “Multi employer Plan” means a “multi employer plan” as defined in Section 4001(a)(3) of ERISA.
     “Net Amount of Eligible Accounts” means, at any time, the gross amount of Eligible Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.
     “Net Amount of Eligible Foreign Accounts” means, at any time, the gross amount of Eligible Foreign Accounts less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.
     “Net Orderly Liquidation Value” means the appraised orderly liquidation value of Eligible Inventory, net of all costs, fees and expenses of such liquidation as determined by an appraiser acceptable to Agent in its sole discretion.
     “Net Proceeds” has the meaning specified in Section 3.4(b).
     “Non Ratable Loan” and “Non Ratable Loans” have the meanings specified in Section 1.2(h).
     “Notice of Borrowing” has the meaning specified in Section 1.2(b).
     “Notice of Continuation/Conversion” has the meaning specified in Section 2.2(b).
     “Noticed Hedge” means Secured Bank Product Obligations arising under a Hedge Agreement.
     “Obligations” means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by any Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any of the other Loan Documents (including any interest, fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding). “Obligations” also includes, without limitation, (a) all Letter of Credit Obligations and (b) all Secured Bank Product Obligations.
     “Obligor” means any Borrower, and “Obligors” means the Borrowers, collectively.
     “Other Taxes” means any present or future stamp or documentary taxes or any other excise or Property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.
     “Parent” has the meaning specified in the Preamble of the Agreement.

     “Participant” means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.
     “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001).
     “Payment Account” means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or any Borrower, as the Agent may determine, on terms acceptable to the Agent.
     “PBGC” means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.
     “Pending Revolving Loans” means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.
     “Pension Plan” means a “pension plan” as defined in Section 3(2) of ERISA which is subject to Title IV of ERISA and which is not a Multi-employer Plan.
     “Permitted Acquisition” means the acquisition in a single transaction or series of related transactions of the Property and assets or Capital Stock or a business unit of another Person by any Borrower (including any such acquisition by merger to the extent no Change of Control shall occur) so long as (a) such acquired assets are in a permitted line of business that complies with Section 7.17 hereof and (b) such acquisition complies with the definition of Restricted Investments.
     “Permitted Liens” means:
     (a) Liens for taxes not delinquent or statutory Liens for taxes in an amount not to exceed $1,000,000 provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on a Borrower’s books and records and a stay of enforcement of any such Lien is in effect;
     (b) the Agent’s Liens;
     (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens in excess of $1,000,000 arising under ERISA or

Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
     (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $1,000,000 in the aggregate;
     (e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of any Borrower’s business;
     (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect;
     (g) Liens permitted by Sections 7.13 or 7.19, provided that any such Lien attaches substantially simultaneously with the incurrence of the related debt or other obligation;
     (h) operating leases or subleases granted to others not interfering in any material respect with the business of the Borrowers;
     (i) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;
     (j) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;
     (k) Liens of a collecting bank arising under Section 4-210 of the UCC on items in the course of collection;
     (l) Liens created or deemed to exist in connection with any consignment agreements approved by the Agent and Liens arising from UCC financing statements (or equivalent filings, registrations, or agreements in foreign jurisdictions) relating to such consignment agreements to the extent permitted pursuant to Section 5(k) of the Security Agreement; and
     (m) (i) Liens in effect on the Closing Date securing the Senior Secured Notes permitted under Section 7.13(f) and (ii) Liens securing any Refinancing Indebtedness of the Senior Secured Notes as and to the extent described in the definition of Refinancing Indebtedness.
     “Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.
     “Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA), which any Borrower sponsors or maintains or to which any Borrower makes, is making, or is obligated to make contributions and includes any Pension Plan.
     “Pledge Agreement” means the Pledge Agreement of even date herewith among the Borrowers and Agent for the benefit of Agent and other Lenders.
     “Prime Rate” means, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its “prime rate” (the “prime rate” being a rate set by the Bank based upon various factors including the Bank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.
     “Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
     “Proposal Letter” means that certain proposal letter dated July 26, 2010 among Bank of America, N.A., Banc of America Securities LLC and Unifi, Inc.
     “Proprietary Rights” means all of each Borrower’s now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including those patents, trademarks, service marks, trade names and copyrights set forth on Schedule 6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations in part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.
     “Pro Rata Share” means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender’s Commitment and the denominator of which is the sum of the amounts of all of the Lenders’ Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender’s participation in Ex-Im Bank Revolving Loans, Non Ratable Loans and Agent Advances.
     “Quarterly Average Excess Availability” means, on any date of determination, the average of Availability for each day of the immediately preceding calendar quarter ending prior to such date, as calculated by the Agent (which shall be conclusive absent manifest error).

     “RCRA” means the Resource Conservation and Recovery Act (42 U.S.C. §§ 6991-6991i).
     “Real Estate” means all of each Borrower’s now or hereafter owned or leased estates in real Property, including, without limitation, all fees, leaseholds and future interests, together with all of each Borrower’s now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.
     “Refinancing Indebtedness” means refinancing, renewals, exchanges or extensions of Debt so long as: (a) it is in an aggregate principal amount that does not exceed the principal amount of the Debt being refinanced, renewed, exchanged or extended (provided that, with respect to a refinancing of the Senior Secured Notes, the permitted aggregate principal amount shall be an amount up to $165,000,000); (b) it has a final maturity no sooner than, a weighted average life no less than, and an interest rate no greater than, the Debt being refinanced, renewed, exchanged or extended; (c) it is subordinated to the Obligations at least to the same extent and on terms as favorable to the Lenders as the Debt being refinanced, renewed, exchanged or extended; (d) the representations, covenants and defaults applicable to it are, taken as a whole, no more onerous or restrictive in any material respect for the Borrowers than those applicable to the Debt being refinanced, renewed, exchanged or extended; (e) no additional Lien is granted to secure it; (f) no additional Person is obligated on such Debt; provided that, with respect to the Senior Secured Notes Indenture and the Senior Secured Notes Security Agreement, an additional Person may become obligated on such Debt so long as such Person becomes a Borrower, or in the Agent’s discretion, a guarantor under this Agreement; (g) upon giving effect to it, no Default or Event of Default exists; and (h) with respect to a refinancing of the Senior Secured Notes, the holders of such Debt shall have entered into an intercreditor agreement with the Agent on substantially similar terms as set forth in the Intercreditor Agreement.
     “Related Real Estate Documents” means, with respect to any Real Estate subject to a Mortgage, the following, in form and substance satisfactory to the Agent and received by the Agent for review at least 15 days prior to the effective date of the Mortgage: (a) a mortgagee title policy (or binder therefor) covering the Agent’s interest under the Mortgage, in a form and amount and by an insurer acceptable to the Agent, which must be fully paid on such effective date; (b) such assignments of leases, estoppel letters, attornment agreements, consents, waivers and releases as the Agent may require with respect to other Persons having an interest in the Real Estate; (c) a current, as-built survey of the Real Estate, containing a metes-and-bounds property description and flood plain certification, and certified by a licensed surveyor acceptable to the Agent; (d) flood insurance in an amount, with endorsements and by an insurer acceptable to the Agent, if the Real Estate is within a flood plain; (e) an environmental assessment, prepared by environmental engineers acceptable to the Agent, and accompanied by such reports, certificates, studies or data as the Agent may reasonably require, which shall all be in form and substance satisfactory to the Majority Lenders; and (f) such documents, instruments or agreements as the Agent may reasonably require with respect to any environmental risks regarding the Real Estate.
     “Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other Property, including the movement of

Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other Property.
     “Required Lenders” means at any time Lenders whose Pro Rata Shares aggregate more than 66 2/3%; provided, however, that so long as the Pro Rata Share of the Agent, in its capacity as a Lender, is more than 66 2/3%, “Required Lenders” shall mean the Agent and at least one other Lender.
     “Requirement of Law” means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its Property or to which the Person or any of its Property is subject.
     “Reserves” means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Accounts or Eligible Inventory, established by Agent from time to time in Agent’s reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent’s credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent, not to exceed three (3) months, at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage, (e) customs charges, (f) dilution, (g) warehousemen’s or bailees’ charges, (h) reserves of up to ten percent (10%) of the amount of Ex-Im Bank Revolving Loans and (i) reserves for insurance deductibles.
     “Responsible Officer” means the chief executive officer, the president or vice president of any Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of any Borrower, or any other officer having substantially the same authority and responsibility, and, for purposes of execution and delivery of the monthly management reports and the quarterly financial statements, the Borrowing Base Certificate and other collateral reports and certificates, and Notices of Borrowing, the Director of Credit, the Finance Director or the Director of Financial Planning, but only so long as each such Director is fully covered under the Borrowers’ D&O insurance policies to the same extent as the other senior financial officers of the Borrowers.
     “Restricted Investment” means, as to the Borrowers, any acquisition of Property by any Borrower in exchange for cash or other Property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other Property, or a loan, advance, capital contribution, or subscription, except the following: (a) Capital Expenditures to acquire buildings, fixtures, equipment, machinery and other similar physical assets in the ordinary course of business to be used in the business of any Borrower; (b) acquisitions of Inventory in the ordinary course of business of the Borrowers; (c) acquisitions of current assets acquired in the ordinary course of business of the Borrowers; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers’ acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of “A2” or better by S&P or “P2” or better by Moody’s and maturing not more than 90 days from the date of creation thereof; (g) Hedge Agreements; (h) non-cash investments (so long as the non-cash items paid, contributed or exchanged in connection with such investments do not constitute Collateral); (i) loans or other investments by a Borrower to or in another Borrower to the extent such loan or investment is permitted pursuant to Section 7.13(g); and (j)(i) cash investments in joint ventures and Permitted Acquisitions and (ii) loans or other investments by a Borrower to or in a Subsidiary (other than a Borrower) (provided that any such loans by a Borrower to a Subsidiary (other than a Borrower) must comply with Section 7.15(e)), but with respect to each of clauses (i) and (ii), only so long as no Default or Event of Default exists prior to or immediately after the making of any such investment and either (A) pro forma Thirty Day Average Excess Availability immediately prior to the making of such investment is at least equal to 27.5% of the Maximum Revolver Amount and Availability on the date thereof, both before and after giving effect to any such investment, is at least equal to 27.5% of the Maximum Revolver Amount or (B) the Specified Threshold Test is met. For purposes of clause (j) of this definition, “pro forma” in reference to the Fixed Charge Coverage Ratio as used in the Specified Threshold Test shall mean that compliance with such financial covenant test referred to in this clause (j) shall be determined on the basis of the financial statements and related numbers for the four consecutive fiscal quarters ending with the fiscal quarter immediately preceding the date on which any such loan or investment is to be made and giving effect to the making of such loan or investment as if it were made on the first day of the four consecutive fiscal quarters ending with such fiscal quarter. In addition, for purposes of this clause (j), “pro forma” in reference to the Thirty Day Average Excess Availability test referred to above, shall mean that compliance with the Thirty Day Average Excess Availability test shall be determined giving effect to the making of such loan or investment as if it occurred on the first day of such thirty (30) day period.
     “Revolving Loan Note” has the meaning specified in Section 1.2.
     “Revolving Loans” has the meaning specified in Section 1.2 and includes each Ex-Im Bank Revolving Loan, Agent Advance and Non Ratable Loan.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.
     “Secured Bank Product Obligations” means Bank Product Debt owing to a Secured Bank Product Provider, up to the maximum amount (in the case of any Secured Bank Product Provider other than Bank and its Affiliates) specified by such provider in writing to the Agent, which amount may be established or increased (by further written notice to the Agent from time to time) as long as no Default or Event of Default exists and establishment of a Bank Product Reserve for such amount and all other Secured Bank Product Obligations would not result in the aggregate Revolving Loans exceeding Availability.
     “Secured Bank Product Provider” means (a) Bank or any of its Affiliates; and (b) any Lender or Affiliate of a Lender that is providing a Bank Product, provided the provider delivers written notice to the Agent, in form and substance satisfactory to Agent, by the later of the First Amendment Closing Date or ten (10) Business Days following creation of the Bank Product, (i)

describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 12.21.
     “Secured Parties” means the Agent, the Bank, the Letter of Credit Issuer, the Lenders and the Secured Bank Product Providers.
     “Security Agreement” means the Amended and Restated Security Agreement of even date herewith among the Borrowers and Agent for the benefit of the Agent and the other Secured Parties.
     “Senior Secured Notes” means the 11.5% Senior Secured Notes due 2014 issued by the Parent pursuant to the Senior Secured Notes Indenture.
     “Senior Secured Notes Collateral Agent” means U.S. Bank National Association.
     “Senior Secured Notes Indenture” means the Indenture, dated as of May 26, 2006, among the Parent, as issuer, and the Senior Secured Notes Trustee.
     “Senior Secured Notes Security Agreement” means the Security Agreement, dated as of May 26, 2006, among the Parent, the Borrowers, the Senior Secured Notes Trustee and the Collateral Agent.
     “Senior Secured Notes Trustee” means U.S. Bank National Association.
     “Settlement” and “Settlement Date” have the meanings specified in Section 12.15(a)(ii).
     “Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Borrower, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.
     “Solvent” means, when used with respect to any Person, that at the time of determination:
     (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and
     (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and
     (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and
     (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.
     For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
     “Specified Event” means, as applicable, (a) the incurrence of secured Debt in connection with a Permitted Acquisition as provided in Section 7.13(h), (b) certain investments in a joint venture, a Permitted Acquisition or a Subsidiary as provided in the definition of Restricted Investments, (c) the making of certain Distributions as described in Section 7.10 or (d) certain repurchases of the Senior Secured Notes as provided in Section 7.14.
     “Specified Threshold Test” means, in the case of any Specified Event, the following conditions shall be met: (a) pro forma Thirty Day Average Excess Availability immediately prior to such Specified Event is at least equal to 20% of the Maximum Revolver Amount and Availability on the date thereof, both before and after giving effect to such Specified Event, is at least equal to 20% of the Maximum Revolver Amount and (b) the pro forma consolidated Fixed Charge Coverage Ratio is at least 1.10 to 1.00.
     “Stated Termination Date” means September 9, 2015; provided that unless the Senior Secured Notes have been prepaid, redeemed, defeased or otherwise repaid in full pursuant to a transaction permitted hereunder on or before February 15, 2014, then the Stated Termination Date shall automatically be adjusted to February 15, 2014.
     “Subsidiary” of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a “Subsidiary” refer to a Subsidiary of the Parent.
     “Supporting Obligations” means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.
     “Synthetic Lease” means a lease treated as an operating lease under GAAP and as a loan or financing for United States income tax purposes and pursuant to which the lessee retains the economic risk with respect to the value of the residual interest in the leased Property.
     “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
     “Termination Date” means the earliest to occur of (i) the Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Required Lenders pursuant to Section 9.2, and (iii) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.
     “Thirty Day Average Excess Availability” means, on any date of determination, the average of Availability for each day of the immediately preceding consecutive thirty (30) day period ending prior to such date, as calculated by the Agent (which shall be conclusive absent manifest error).
     “Total Facility” has the meaning specified in Section 1.1 adjusted for permanent reductions pursuant to Section 3.2.
     “UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.
     “Unused Letter of Credit Subfacility” means an amount equal to $20,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.
     “Unused Line Fee” has the meaning specified in Section 2.5.
     “Unused Line Fee Percentage” means, for any date of calculation, a per annum rate equal to (a) 0.50%, if the average daily balance of Revolving Loans and stated amount of Letters of Credit was less than 50% of the Maximum Revolver Amount during the preceding calendar month, or (b) 0.375%, if such average daily balance was 50% or more of the Maximum Revolver Amount during the preceding calendar month.
     “Voting Stock” means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

EXHIBIT A
FORM OF REVOLVING LOAN NOTE
____________, 20___
          FOR VALUE RECEIVED, UNIFI, INC., a New York corporation (the “Parent”) and the subsidiaries of the Parent listed on the signature pages hereto, (the Parent and each such subsidiary is individually hereinafter referred to as a “Borrower” and the Parent together with all such subsidiaries are hereinafter collectively referred to as the “Borrowers”) hereby promise to pay to __________________________, its successors and assigns (the “Lender”), at the offices of Bank of America, N. A., as administrative agent (the “Agent”), at 101 S. Tryon Street, NC1-002-15-34, Charlotte, NC 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Amended and Restated Credit Agreement dated as of May 26, 2006 among the Borrowers, the Lenders, and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the “Credit Agreement”; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Termination Date, in Dollars and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.1(a) of the Credit Agreement.
          Upon the occurrence and during the continuance of an Event of Default under Section 9.1(a) of the Credit Agreement, the balance outstanding hereunder shall bear interest as provided in Section 2.1(b) of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrowers to the Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers.
          In the event this Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys’ fees.
          This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-1

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

UNIFI, INC., a New York corporation

By:
Name:
Title:

UNIFI MANUFACTURING, INC.,
a North Carolina corporation

By:
Name:
Title:

UNIFI TEXTURED POLYESTER, LLC,
a North Carolina limited liability company

By:
Name:
Title:

UNIMATRIX AMERICAS, LLC,
a North Carolina limited liability company

By:
Name:
Title:

UNIFI SALES & DISTRIBUTION, INC.,
a North Carolina corporation

By:
Name:
Title:

[Signature Pages Continue]

A-2

SPANCO INTERNATIONAL, INC.,
a North Carolina corporation

By:
Name:
Title:

UNIFI EQUIPMENT LEASING, LLC,
a North Carolina limited liability company

By:
Name:
Title:

A-3

EXHIBIT B
FORM OF BORROWING BASE CERTIFICATE
See attached.

B-1

EXHIBIT C
FINANCIAL STATEMENTS
On file with Agent.

C-1

EXHIBIT D
FORM OF NOTICE OF BORROWING
Date: ______________, 20__

To:	Bank of America, N.A. as Agent for the Lenders who are parties to the Amended and Restated Credit Agreement dated as of May 26, 2006 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Unifi, Inc., certain of the Domestic Subsidiaries of Unifi, Inc., certain Lenders which are signatories thereto and Bank of America, N.A., as Agent
Ladies and Gentlemen:
     The undersigned, Unifi, Inc. (the “Parent”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:
1.	The Business Day of the proposed Borrowing is _____, 20_ .

2.	The aggregate amount of the proposed Borrowing is $_____.

3.	The Borrowing is to be comprised of $_____ of Base Rate and $_____ of LIBOR Rate Loans.

4.	The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _____ days.
     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:
     (a) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;
     (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and
     (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the Borrowing Base or the combined Commitments of the Lenders.

UNIFI, INC.

By:
Title:

D-1

EXHIBIT D-1
FORM OF NOTICE OF BORROWING FOR EX-IM BANK REVOLVING LOANS
(BORROWING BASE CERTIFICATE)
On file with Agent.
D-1-1

EXHIBIT E
FORM OF NOTICE OF CONTINUATION/CONVERSION
Date: ________________, 20__

To:	Bank of America, N.A. as Agent for the Lenders to the Amended and Restated Credit Agreement dated as of May 26, 2006 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Unifi, Inc., certain of the Domestic Subsidiaries of Unifi, Inc., certain Lenders which are signatories thereto and Bank of America, N.A., as Agent
Ladies and Gentlemen:
     The undersigned, Unifi, Inc. (the “Parent”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:
1.	The Continuation/Conversion Date is _________________, 20___ .

2.	The aggregate amount of the Loans to be [converted] [continued] is $_____.

3.	The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

4.	The duration of the Interest Period for the LIBOR Rate Loans included in the [conversion] [continuation] shall be _____ days.
     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:
     (a) The representations and warranties of the Borrowers contained in the Credit Agreement are true and correct as though made on and as of such date;
     (b) Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and
     (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit to exceed the Borrowing Base or the combined Commitments of the Lenders.

UNIFI, INC.

By:
Title:

E-1

EXHIBIT F
FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
     This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of ____________________, 20__ is made between ______________________________ (the “Assignor”) and __________________________ (the “Assignee”).
RECITALS
     WHEREAS, the Assignor is party to that certain Amended and Restated Credit Agreement dated as of May 26, 2006 (as amended, amended and restated, modified, supplemented or renewed, the “Credit Agreement”) among Unifi, Inc., a New York corporation (the “Parent”), certain of the Domestic Subsidiaries of the Parent as additional Borrowers, the several financial institutions from time to time party thereto (including the Assignor, the “Lenders”), and Bank of America, N. A., as agent for the Lenders (the “Agent”). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;
     WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the “Committed Loans”) to the Borrowers in an aggregate amount not to exceed $__________ (the “Commitment”);
     WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Borrowers
     WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders’ liabilities under Letters of Credit in an aggregate principal amount of $____________ (the “L/C Obligations”)] [no Letters of Credit are outstanding under the Credit Agreement]; and
     WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $__________ (the “Assigned Amount”) on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;
     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
1.	Assignment and Acceptance.
     (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the “Assignee’s Percentage Share”) of (A) the Commitment, the

Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.
     (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections __ and __ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.
     (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee’s Commitment will be $__________.
     (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor’s Commitment will be $__________.
2.	Payments.
     (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee’s Pro Rata Share of the principal amount of all Committed Loans.
     (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 11.2(a) of the Credit Agreement.
3.	Reallocation of Payments.
     Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.	Independent Credit Decision.
     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.
5.	Effective Date; Notices.
     (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ______________, 20__ (the “Effective Date”); provided that the following conditions precedent have been satisfied on or before the Effective Date:
     (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;
     [(ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]
     (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;
     [(iv) the Assignee shall have complied with Section 11.2 of the Credit Agreement (if applicable);]
     (v) the processing fee referred to in Section 2(b) hereof and in Section 11.2(a) of the Credit Agreement shall have been paid to the Agent; and
     (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.
6.	[Agent. [INCLUDE ONLY IF ASSIGNOR IS AGENT]
     (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.
     (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.

7.	Withholding Tax.
     The Assignee (a) represents and warrants to the Lender, the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrowers prior to the time that the Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.
8.	Representations and Warranties.
     (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.
     (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrowers, or the performance or observance by the Borrowers, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

     (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles; [and (iv) it is an Eligible Assignee.]
9.	Further Assurances.
     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.
10.	Miscellaneous.
     (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.
     (b) All payments made hereunder shall be made without any set-off or counterclaim.
     (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.
     (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.
     (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).
     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]
By:
Title:
Address:

[ASSIGNEE]
By:
Title:
Address:

SCHEDULE 1
to
ASSIGNMENT AND ACCEPTANCE
NOTICE OF ASSIGNMENT AND ACCEPTANCE
_______________, 20__
Bank of America, N.A.
______________________
______________________
Attn:
Re: [Name and Address of Borrowers]
Ladies and Gentlemen:
     We refer to the Amended and Restated Credit Agreement dated as of May 26, 2006 (as amended, amended and restated, modified, supplemented or renewed from time to time the “Credit Agreement”) among Unifi, Inc. (the “Parent”), certain of the Domestic Subsidiaries of the Parent, as additional Borrowers, the Lenders referred to therein and Bank of America, N. A., as agent for the Lenders (the “Agent”). Terms defined in the Credit Agreement are used herein as therein defined.
     1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the “Assignor”) to _______________ (the “Assignee”) of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor’s participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). We understand and agree that the Assignor’s Commitment, as of , 20_ , is $ ___________, the aggregate amount of its outstanding Loans is $_____________, and its participation in L/C Obligations is $_____________.
     2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Borrowers to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.
     3. The following administrative details apply to the Assignee:

(A)	Notice Address:
Assignee name:
Address:
Attention:
	Telephone:	(___)
	Telecopier:	(___)

(B)	Payment Instructions:
Account No.:
At:
Reference:
Attention:
     4.   You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.
     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

Bank of America, N. A.
as Agent

By:
Title:

EXHIBIT G
FORM OF JOINDER AGREEMENT
     THIS JOINDER AGREEMENT (the “Agreement”), dated as of _______________, 20__, is by and among , a (the “Applicant Borrower”), UNIFI, INC., a New York corporation and BANK OF AMERICA, N.A., in its capacity as Agent under that certain Amended and Restated Credit Agreement (as amended and modified, the “Credit Agreement”) dated as of May 26, 2006 by and among Unifi, Inc., a New York corporation (the “Parent”), certain of the Domestic Subsidiaries of the Parent as additional Borrowers, the several financial institutions from time to time party thereto (including the Assignor, the “Lenders”), and the Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.
     The Applicant Borrower has indicated its desire to become a Borrower pursuant to the terms of the Credit Agreement.
     Accordingly the Applicant Borrower hereby agrees as follows with the Agent, for the benefit of the Lenders:
     1. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Credit Agreement and a “Borrower” for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of a Borrower thereunder as if it has executed the Credit Agreement and the other Loan Documents. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Loan Documents, including without limitation (i) all of the representations and warranties of the Credit Parties set forth in Article 6 of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof, and (ii) all of the affirmative and negative covenants set forth in Article 7 of the Credit Agreement.
     2. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, the Applicant Borrower hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Applicant Borrower in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Applicant Borrower.
     3. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a “Pledgor” thereunder as if it had executed the Pledge Agreement. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement.

Without limiting the generality of the foregoing terms of this paragraph 3, the Applicant Borrower hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Applicant Borrower in and to Pledged Capital Stock (as such term is defined in Section 2 of the Pledge Agreement) and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).
     4. The Applicant Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and the Security Agreement and the schedules and exhibits relating thereto and the Pledge Agreement and the schedules and exhibits relating thereto. The information on the Schedules to the Credit Agreement, the Security Agreement and the Pledge Agreement is amended to provide the information shown on the attached Schedule A.
     5. Unifi, Inc. confirms that all of its and its Subsidiaries’ obligations under the Credit Agreement are, and upon the Applicant Borrower becoming a Borrower shall continue to be, in full force and effect. Unifi, Inc. further confirms that immediately upon the Applicant Borrower becoming a Borrower the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of such Applicant Borrower under the Credit Agreement and under each other Loan Document.
     6. The Applicant Borrower hereby agrees that upon becoming a Borrower it will assume all Obligations of a Borrower as set forth in the Credit Agreement. By its execution of this Agreement, the Applicant Borrower appoints Unifi, Inc. to be its attorney (“its Attorney”) and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any Notice of Borrowing, Notice of Extension/Conversion or any Borrowing Base Certificate or any security documents (the “Documents”) in connection with the Credit Agreement, provided that such Documents are in substantially the form provided therefor in the applicable exhibits thereto. This Power of Attorney shall be valid for the duration of the term of the Credit Agreement. The Applicant Borrower hereby undertakes to ratify everything which either of its Attorneys shall do in order to execute the Documents mentioned herein.
     7. Each of Unifi, Inc. and the Applicant Borrower agrees that at any time and from time to time, upon the written request of the Agent, it will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.
     8. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
     9. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Applicant Borrower and Unifi, Inc. has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[APPLICANT BORROWER]

By:
Name:
Title:

UNIFI, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A.,
as Agent

By:
Name:
Title:

SCHEDULE A
to
Joinder Agreement

EXHIBIT H
FORM OF MONTHLY MANAGEMENT REPORT
On file with Agent.

Exhibit B to First Amendment to Amended and Restated Credit Agreement,
Amended and Restated Security Agreement and Pledge Agreement

EXHIBIT B
SCHEDULE 1(b)
INTELLECTUAL PROPERTY

	Patent /	Date Issued /
Patent Title	Application #	Applied for
Continuous Constant Tension Air Covering	11/076,441	03/09/05
Method for Forming Polyester Yarns	11/259,447	10/26/05

Trademark Title

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Argentina	Registered	2619932	2.131.008	11/29/2016
A.M.Y.			9/26/2005	11/29/2006	11/29/2016
Goods: 023 Yarn

	Argentina	Registered	2619933	2.131.010	11/29/2016
AUGUSTA			9/26/2005	11/29/2006	11/29/2016
Goods: 023 Yarn

	Argentina	Registered	2619934	2.131.012	11/29/2016
CATCH MOVE RELEASE			9/26/2005	11/29/2006	11/29/2016
Goods: 022 Synthetic fiber for polyester based fabric

	Argentina	Registered	2619935	2.131.013	11/29/2016
ECLYPSE			9/26/2005	11/29/2006	11/29/2016
Goods: 022 Continuous filament fiber with differential dye looks to be woven or knitted into fabric for men’s and women’s business attire, upholstry and home furnishings

	Argentina	Filed	2.940.375
FIBERPRINT			8/28/2009
Goods: 042 Warranty service program for yarn and thread for traceability; content authentication, verification and traceability programs for yarn and thread

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

MYNX Goods: 023 Yarn	Argentina	Registered	2619936 9/26/2005	2.131.015 11/29/2006	11/29/2016 11/29/2016

NOVVA Goods: 023 Yarn	Argentina	Registered	2619937 9/26/2005	2.131.017 11/29/2006	11/29/2016 11/29/2016

REFLEXX Goods: 023 Yarn	Argentina	Registered	2619938 9/26/2005	2173610 8/8/2007	8/8/2017 8/8/2017

REPREVE Goods: 023 Yarn	Argentina	Registered	2.733.656 3/14/2007	2.217.109 3/5/2008	3/5/2018 3/5/2018

SORBTEK	Argentina	Registered	2619939 9/26/2005	2.131.030 11/29/2006	11/29/2016 11/29/2016
Goods:022 Synthetic fiber for polyester based fabric

SULTRA Goods: 023 Yarn	Argentina	Registered	2619940 9/26/2005	2.131.032 11/29/2006	11/29/2016 11/29/2016

U TRUST	Argentina	Filed	2.940.374 8/28/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

UNIFI	Argentina	Registered	1.853,497 8/20/1992	1.978.902 4/26/2004	4/26/2014 4/26/2014
Goods: 023 Yarns and threads

REPREVE Goods: 023 Yarn	Australia	Registered	1136443 9/19/2006	1136443 9/19/2006	9/19/2016 9/19/2016

A.M.Y. Goods: 023 Yarn	Bangladesh	Filed	89823 1/30/2005		1/30/2012

MYNX Goods: 023 Yarn	Bangladesh	Filed	89824 1/30/2005		1/30/2012

REFLEXX Goods: 023 Yarn	Bangladesh	Filed	89825 1/30/2005		1/30/2012

SORBTEK	Bangladesh	Filed	89822 1/30/2005		1/30/2012
Goods: 022 Synthetic fiber for polyester based fabric

AUGUSTA Goods: 023 Yarn	Brazil	Filed	823994228 12/12/2001	823994228	(Being Transferred)

DONEGAL Goods: 023 Yarn	Brazil	Filed	823994236 12/12/2001	823994236	(Being Transferred)

MERANO	Brazil	Registered	826285759 4/16/2004	826285759 8/25/2009	8/25/2019

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

MICROVISTA Goods: 023 Yarn	Brazil	Registered	826285740 4/16/2004	826285740 8/25/2009	8/25/2019

MYNX Goods: 023 Yarn	Brazil	Filed	824213173 1/11/2002	824213173	(Being Transferred)

MYRIAD Goods: 023 Yarn	Brazil	Filed	824322266 3/1/2002	824322266	(Being Transferred)

REFLEXX	Brazil	Registered	826285775 4/16/2004	826285775 8/25/2009	8/25/2019

SORBTEK Goods: 023 Yarn	Brazil	Filed	823997782 12/12/2001	823997782	(Being Transferred)

SPARKLE Goods: 023 Yarn	Brazil	Filed	823994201 12/12/2001	823994201	(Being Transferred)

SULTRA Goods: 023 Yarn	Brazil	Filed	823994198 12/12/2001	823994198	(Being Transferred)

UNIFI Goods: 023 Yarn	Brazil	Registered	816930074 10/2/1992	0264768 10/22/2006	10/22/2016

UNIFI Goods: 025 Clothes & Shoes	Brazil	Registered	821416944 6/14/1999	821416944 1/8/2008	4/8/2013

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Brazil	Registered	821416952	821416952	4/8/2013
UNIFI			6/14/1999	1/8/2008
Goods: 024 Textile Fabrics

	Brazil	Filed	828727945
REPREVE			9/12/2006
Goods: 023 Yarn

FIBERPRINT	Brazil	Filed	830376739
			9/8/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Brazil	Registered	816400318	816400318	6/1/2013
MICROMATTIQUE			9/20/1991	6/1/1993	6/1/2013
Goods:

	Brazil	Registered	816400300	816400300	6/1/2013
MICROMATTIQUE			9/20/1991	6/1/1993	6/1/2013
Goods:

	Brazil	Registered	817170014	817170014	7/26/2014
MICROMATTIQUE			4/7/1993	7/26/1994	7/26/2014
Goods: 025 Clothes and clothing accessories of common use for sports and professional use

	Brazil	Filed	828727945
REPREVE			9/12/2006
Goods: 023 Yarn

	Brazil	Filed	830376810
U TRUST			9/8/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

UNIFI	Brazil	Registered	816930074 10/2/1992	816930074 10/22/1996	10/22/2016 10/22/2016
Goods: 023 Yarns and threads

4T7	Canada	Filed	1,405,225 7/22/2008
Goods: 023 Nylon fiber yarn, permanently coated silver textile yarn

4T7 (Stylized)	Canada	Filed	1,405,226 7/22/2008
Goods: 023 Yarn

A.M.Y.	Canada	Registered	1,273,870 9/23/2005	TMA683,809 3/16/2007	3/16/2022 3/16/2022
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn of textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

AIO	Canada	Registered	1,273,872 9/23/2005	TMA689,423 6/8/2007	6/8/2022 6/8/2022
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn of textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

AUGUSTA	Canada	Registered	1,273,869 9/23/2005	TMA683,810 3/16/2007	3/16/2022 3/16/2022
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn of textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

CATCH MOVE RELEASE	Canada	Registered	1,273,871 9/26/2005	TMA699,313 10/23/2007	10/23/2022 10/23/2022
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

FIBERPRINT	Canada	Filed	1,455,384 10/8/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

MicroVista (Stylized)	Canada	Registered	1,273,868 9/23/2005	TMA692,671 7/24/2007	7/24/2022 7/24/2022
Goods: 022 Textile filaments and textile fibers

MYNX	Canada	Registered	1,273,867 9/23/2005	TMA682,154 2/22/2007	2/22/2022 2/22/2022
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn of textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

REFLEXX	Canada	Registered	1,273,866 9/23/2005	TMA683,707 3/15/2007	3/15/2022 3/15/2022
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn of textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

REPREVE	Canada	Registered	1,317,229 9/12/2006	TMA747,089 9/8/2009	9/8/2024 9/8/2024
Goods: 023 Yarn, namely spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn for textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed thread and yarn

SATURA & Design	Canada	Registered	1,273,863 9/23/2005	TMA683,697 3/15/2007	3/15/2022 3/15/2022
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn of textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

SEDORA	Canada	Registered	1,270,831 8/29/2005	TMA704,448 1/11/2008	1/11/2023 1/11/2023
Goods: 023 Yarn

SHEERTECH	Canada	Registered	788,278 7/24/1995	TMA501,717 10/2/1998	10/2/2013 10/2/2013
Goods: 023 Yarn; synthetic yarn

SORBTEK	Canada	Registered	1,273,865 9/23/2005	TMA677,525 11/22/2006	11/22/2021 11/22/2021
Goods: 022 Synthetic fiber for polyester based fabric

U TRUST	Canada	Filed	1,455,383 10/8/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

FIBERPRINT	Chile	Filed	875525 8/25/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

REPREVE	Chile	Registered	765.923 3/14/2007	807.470 2/1/2008	2/1/2018 2/1/2018
Goods: 023 Yarn

U TRUST	Chile	Filed	875526 8/25/200
Goods: 042 Warranty service program thread for yarn and thread; content authentication and verification program for yarn and

UNIFI	Chile	Registered	224,741 11/9/1992	677,112 10/29/2003	10/29/2013 10/29/2013
Goods: 023 Yarns and threads

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	China P.R.	Registered	4461870	4461870	10/6/2018
A.M.Y.			1/13/2005	10/7/2008	10/7/2018
Goods: 023 Yarn

	China P.R.	Registered	4907035	4907035	3/13/2019
AIO			9/20/2005	3/14/2009	3/14/2019
Goods: 023 Yarn

	China P.R.	Registered	4741298	4741298	3/6/2019
CATCH MOVE RELEASE			6/24/2005	3/7/2009	3/7/2019
Goods: 022 Raw fibrous textiles and textile fibers

	China P.R.	Registered	4741297	4741297	3/6/2019
CATCH MOVE RELEASE & Design			6/24/2005	3/7/2009	3/7/2019
Goods: 022 Raw fibrous textiles and textile fibers

	China P.R.	Filed	7651346
FIBERPRINT			8/27/2009
Goods: 042 Authentication and verification programs (content certification services) for yarn and thread

	China P.R.	Registered	4698600	4698600	1/27/2019
MicroVista (Stylized)			6/3/2005	1/28/2009	1/28/2019
Goods: 022 Raw fibrous textile and textile fibers

	China P.R.	Registered	4461869	4461869	10/6/2018
MYNX			1/13/2005	10/7/2008	10/7/2018
Goods: 023 Yarn

	China P.R.	Registered	4461871	4461871	10/6/2018
REFLEXX			1/13/2005	10/7/2008	10/7/2018
Goods: 023 Yarn

	China P.R.	Registered	5601727	5601717	9/27/2019
REPREVE			9/12/2006	9/28/2009	9/28/2019
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	China P.R.	Registered	4860665	4860665	4/20/2019
SEDORA			8/26/2005	4/21/2009	4/21/2019
Goods: 023 Yarn

	China P.R.	Registered	4461868	4461868	10/6/2018
SORBTEK			1/13/2005	10/7/2008	10/7/2018
Goods: 022 Synthetic fiber for polyester based fabric

	China P.R.	Filed	7651345
U TRUST			8/27/2009
Goods: 042 Authentication and verification programs (content certification services) for yarn and thread

UNIFI0160	Colombia	Registered	05-054140	322158	7/28/2016
A.M.Y.			6/3/2005	7/28/2006	7/28/2016
Goods: 023 Yarn

	Colombia	Registered	05-054145	307680	12/23/2015
AUGUSTA			6/3/2005	12/23/2005	12/23/2015
Goods: 023 Yarns

	Colombia	Registered	05-055955	307674	12/22/2015
CATCH MOVE RELEASE			6/9/2005	12/22/2005	12/22/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Colombia	Registered	05-056478	307442	12/20/2015
CATCH MOVE RELEASE & Design			6/10/2005	12/20/2005	12/20/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Colombia	Registered	05-054149	320512	4/24/2016
ECLYPSE			6/3/2005	4/24/2006	4/24/2016
Goods: 022 Continuous filament fiber with differential dye looks to be woven or knitted into fabric for men’s and women’s business attire, upholstery and home furnishings

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Colombia	Filed	09114873
FIBERPRINT			10/15/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Colombia	Registered	9049194	175045	3/9/2015
MICROMATTIQUE			10/28/1994	3/9/1995	3/9/2015
Goods: 025

	Colombia	Registered	94049193	175046	3/9/2015
MICROMATTIQUE			10/28/1994	3/9/1995	3/9/2015
Goods: 024

	Colombia	Registered	94049192	175047	3/9/2015
MICROMATTIQUE			10/28/1994	3/9/1995	3/9/2015
Goods: 023

	Colombia	Registered	05-054144	307679	12/23/2015
MYNX			6/3/2005	12/23/2005	12/23/2015
Goods: 023 Yarns

	Colombia	Registered	05-054139	307678	12/23/2015
NOVVA			6/3/2005	12/23/2005	12/23/2015
Goods: 023 Yarns

	Colombia	Registered	05-054111	307677	12/23/2015
REFLEXX			6/3/2005	12/23/2005	12/23/2015
Goods: 023 Yarns

	Colombia	Registered	07-026927	339614	9/26/2017
REPREVE			3/16/2007	9/26/2007	9/26/2017
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Colombia	Registered	05-084018	312545	3/28/2016
SEDORA			8/24/2005	3/28/2006	3/28/2016
Goods: 023 Yarns

	Colombia	Registered	05-054150	307681	12/23/2015
SORBTEK			6/3/2005	12/23/2005	12/23/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Colombia	Filed	09114877
U TRUST			10/15/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Colombia	Registered	366,748	173,015	12/29/2014
UNIFI			8/28/1992	12/29/1994	12/29/2014
Goods: 023 Yarns and threads

	Community Trademark	Registered	7 096 779	7 096 779	7/31/2018
4T7			7/17/2008	1/23/2009	7/17/2018
Goods: 023 Yarn

	Community Trademark	Registered	7 114 804	7 114 804	7/31/2018
4T7 (Stylized)			7/23/2008	1/16/2009	7/23/2018
Goods: 023 Yarn

	Community Trademark	Registered	4463675	4463675	5/31/2015
A.M.Y.			5/31/2005	3/17/2006	5/31/2015
Goods: 023 Yarns

	Community Trademark	Registered	4 690 392	4 690 392	10/31/2015
AIO			10/19/2005	8/14/2006	10/19/2015
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Community Trademark	Registered	004464186	004464186	5/31/2015
AUGUSTA			5/31/2005	8/5/2009	5/31/2015
Goods: 023 Yarn

	Community Trademark	Registered	4493276	4493276	6/30/2015
CATCH MOVE RELEASE			6/13/2005	5/15/2006	6/13/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Community Trademark	Registered	4493251	4493251	6/30/2015

CATCH MOVE RELEASE & Design			6/13/2005	5/12/2006	6/13/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Community Trademark	Registered	4464178	4464178	5/31/2015
ECLYPSE			5/31/2005	5/15/2006	5/31/2015
Goods: 022 Continuous filament fiber with differential dye looks to be woven or knitted into fabric for men’s and women’s business attire, upholstery and home furnishings

	Community Trademark	Registered	008513351	008513351	8/31/2019
FIBERPRINT			8/27/2009	2/22/2010	8/27/2019
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Community Trademark	Registered	4463923	4463923	5/31/2015
MYNX			5/31/2005	5/26/2006	5/31/2015
Goods: 023 Yarns

	Community Trademark	Registered	4463774	4463774	5/31/2015
REFLEXX			5/31/2005	3/31/2006	5/31/2015
Goods: 023 Yarns

	Community Trademark	Registered	5 357 074	5 357 074	9/30/2016
REPREVE			9/19/2006	7/11/2007	9/19/2016
Goods: 023 Yarns

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Community Trademark	Registered	4463758	4463758	5/31/2015

SORBTEK			5/31/2005	3/31/2006	5/31/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Community Trademark	Registered	008513355	008513355	8/31/2019
U TRUST			8/27/2009	2/22/2010	8/27/2019
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Community Trademark	Registered	004722161	004722161	11/30/2015
UNIFI			11/3/2005	8/25/2006	11/3/2015
Goods: 023 Yarns

	Costa Rica	Registered	2007-5143	175042	5/23/2018
REPREVE			5/15/2007	5/23/2008	5/23/2018
Goods: 023 Yarn

	Ecuador	Registered	51301	I-4363-95	12/18/2015
MICROMATTIQUE			10/25/1994	12/18/1995	12/18/2015
Goods: 023

	Ecuador	Registered	51302	I-4364-95	12/18/2015
MICROMATTIQUE			10/25/1994	12/18/1995	12/18/2015
Goods: 024

	Ecuador	Registered	51297	I-4359-95	12/18/2015
MICROMATTIQUE			10/25/1994	12/18/1995	12/18/2015
Goods: 025

	Ecuador	Registered	34584	3135-93	11/30/2013

UNIFI			10/1/1992	11/30/1993	11/30/2013
Goods: 023 Yarns and threads

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	El Salvador	Registered	20090126735	179 Book 147	3/5/2020
FIBERPRINT			8/25/2009	3/5/2010	3/5/2020
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	El Salvador	Registered	20090126734	115 Book 147	3/1/2020
U TRUST			8/25/2009	3/1/2010	3/1/2020
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and Thread

	France	Registered	013115568	013115568	8/5/2011
FYBERSERV			8/6/2001	1/11/2002	8/6/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	France	Registered	013115743	013115743	8/5/2011
FYBERSERV & Design			8/6/2001	1/11/2002	8/6/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	France	Registered	013115740	013115740	8/5/2011
FYBERSERV STAY CONNECTED, MOVE AHEAD & Design			8/6/2001	1/11/2002	8/6/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	France	Registered	013115569	013115569	8/5/2011
STAY CONNECTED, MOVE AHEAD			8/6/2001	1/11/2002	8/6/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	France	Registered	92/435904	92435904	9/30/2012
UNIFI			9/30/1992	9/30/1992	9/30/2012
Goods: 023 Yarns and threads

	Germany	Registered	30148480.5/42	30148480	8/31/2011
FYBERSERV			8/6/2001	10/15/2001	8/31/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Germany	Registered	30148529.1	30148529	8/31/2011
FYBERSERV & Design			8/7/2001	2/27/2002	8/31/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	Germany	Registered	30148528.3	30148528	8/31/2011
FYBERSERV STAY CONNECTED, MOVE AHEAD & Design			8/7/2001	2/27/2002	8/31/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	Germany	Registered	30148481.3/42	30148481	8/31/2011
STAY CONNECTED, MOVE AHEAD			8/6/2001	10/15/2001	8/31/2011
Goods: 042 Conception, realisation, maintenance, updating, hosting and diffusion of websites and databases for

	Great Britain	Registered	2277027	2277027	8/2/2011
FYBERSERV			8/2/2001	6/21/2002	8/2/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

	Great Britain	Registered	2277233	2277233	8/6/2011
FYBERSERV & Design			8/6/2001	7/5/2002	8/6/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

	Great Britain	Registered	2277776	2277776	8/13/2011
FYBERSERV STAY CONNECTED, MOVE AHEAD & Design			8/13/2001	8/2/2002	8/13/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

	Great Britain	Registered	2277055	2277055	8/3/2011
STAY CONNECTED, MOVE AHEAD			8/3/2001	8/2/2002	8/3/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database
042 Customer service website and database

	Guatemala	Registered	2162-07	154851	2/24/2018
REPREVE			3/13/2007	2/25/2008	2/24/2018
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Honduras	Filed	26775-09
FIBERPRINT			9/9/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Honduras	Registered	8.631-2007	103.995	2/28/2018
REPREVE			3/12/2007	2/28/2008	2/28/2018
Goods: 023 Yarn

	Honduras	Filed	26774-09
U TRUST			9/9/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Hong Kong	Registered	300343070	300343070	12/22/2014
A.M.Y.			12/23/2004	12/23/2004	12/23/2014
Goods: 023 Yarn

	Hong Kong	Registered	300496657	300496657	9/15/2015
AIO			9/16/2005	9/16/2005	9/16/2015
Goods: 023 Yarn

	Hong Kong	Filed	301413323		8/25/2019
FIBERPRINT			8/25/2009
Goods: 036 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Hong Kong	Registered	300432053	300432053	6/1/2015
MicroVista (Stylized)			6/2/2005	6/2/2005	6/2/2015
Goods: 022 Textile filaments and textile fibers

	Hong Kong	Registered	300343106	300343106	12/22/2014
MYNX			12/23/2004	12/23/2004	12/23/2014
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Hong Kong	Registered	300343089	300343089	12/23/2014
REFLEXX			12/23/2004	12/23/2004	12/24/2014
Goods: 023 Yarn

	Hong Kong	Registered	300719037	300719037	9/10/2016
REPREVE			9/11/2006	9/11/2006	9/11/2016
Goods: 023 Yarn

	Hong Kong	Registered	300483057	300483057	8/23/2015
SEDORA			8/24/2005	8/24/2005	8/24/2015
Goods: 023 Yarn

	Hong Kong	Registered	300343061	300343061	12/22/2014
SORBTEK			12/23/2004	12/23/2004	12/23/2014
Goods: 022 Synthetic fiber for polyester based fabric

	Hong Kong	Filed	301413314		8/25/2019
U TRUST			8/25/2009
Goods: 036 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	India	Registered	1334822	628983	1/28/2015
A.M.Y.			1/28/2005	3/28/2007	1/28/2015
Goods: 023 Yarn

	India	Registered	1369759	753799	7/8/2015
CATCH MOVE RELEASE			7/8/2005	7/8/2005	7/8/2015
Goods: 022 Synthetic fiber for polyester based fabric

	India	Registered	1381488	1381488	9/1/2015
CATCH MOVE RELEASE & Design			9/1/2005	9/1/2005	9/1/2015
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	India	Filed	1855620	8/27/2019
FIBERPRINT			8/27/2009		8/27/2019
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	India	Filed	01369197 940		7/6/2015
MicroVista (Stylized)			7/6/2005
Goods: 022 Textile filaments and textile yarns

	India	Registered	1334823	625,748	1/28/2015
MYNX			1/28/2005	3/27/2007	1/28/2015
Goods: 023 Yarn

	India	Filed	1334824		12/27/2014
REFLEXX			12/27/2004
Goods: 023 Yarn (Request for reconsideration to revive application was filed on February 3, 2010; awaiting hearing date from the Indian Trademarks Registry)

	India	Filed	1334825		12/27/2014
SORBTEK			12/27/2004
Goods: 022 Synthetic fiber for polyester based fabric

	India	Filed	1855619		8/27/2019
U TRUST			8/27/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Indonesia	Registered	2005 00800 00804	IDM000089969	1/11/2015
A.M.Y.			1/12/2005	9/20/2006	1/12/2015
Goods: 023 Yarn

	Indonesia	Filed	D00 2005 009788	IDM000111776	6/28/2015
CATCH MOVE RELEASE & Design			6/28/2005
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Indonesia	Registered	D00 2005 010763	IDM000112908	7/5/2015
CATCH MOVE RELEASE			7/6/2005	3/13/2007	7/6/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Indonesia	Filed	J00 2009 037775		11/20/2019
FIBERPRINT			11/20/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Indonesia	Registered	D00 2005 010762	IDM000112907	7/5/2015
MicroVista (Stylized)			7/6/2005	3/13/2007	7/6/2015
Goods: 022 Textile filaments and textile yarns

	Indonesia	Registered	2005 00798 00802	IDM000089967	1/11/2015
MYNX			1/12/2005	9/20/2006	1/12/2015
Goods: 023 Yarn

	Indonesia	Registered	2005 00799 00803	IDM000089968	1/11/2015
REFLEXX			1/12/2005	9/20/2007	1/12/2015
Goods: 023 Yarn

	Indonesia	Registered	2005 00797 00801	IDM000089966	1/11/2015
SORBTEK			1/12/2005	9/20/2006	1/12/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Indonesia	Filed	J00 2009 037774		11/20/2019
U TRUST			11/20/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Ireland	Registered	2001/2411	223308	8/1/2011
FYBERSERV			8/2/2001	11/15/2002	8/2/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Ireland	Registered	2001/02507	223310	8/6/2011
FYBERSERV & Design			8/7/2001	11/15/2002	8/7/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

	Ireland	Registered	2001/02480	223309	8/2/2011
STAY CONNECTED, MOVE AHEAD			8/3/2001	11/15/2002	8/3/2011
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

	Italy	Registered	T02001C002643	946052	8/6/2011
FYBERSERV			8/6/2001	11/23/2004	8/6/2011
Goods: 042 Customer service website and database

	Italy	Registered	T02001C002796	946191	8/24/2011
FYBERSERV & Design			8/24/2001	11/23/2004	8/24/2011
Goods: 042 Customer service website and database

	Italy	Registered	T02001C002797	946192	8/24/2011
FYBERSERV STAY CONNECTED, MOVE AHEAD & Design			8/24/2001	11/23/2004	8/24/2011
Goods: 042 Customer service website and database

	Italy	Registered	T02001C002644	946053	8/6/2011
STAY CONNECTED, MOVE AHEAD			8/6/2001	11/23/2004	8/6/2011
Goods: 042 Customer service website and database

	Japan	Registered	2004-118995	4872892	6/17/2015
A.M.Y.			12/28/2004	6/17/2005	6/17/2015
Goods: 023 Yarn

	Japan	Registered	2005-052152	4918168	12/22/2015
CATCH MOVE RELEASE			6/10/2005	12/22/2005	12/22/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Japan	Registered	2005-57243	4918178	12/22/2015
CATCH MOVE RELEASE & Design			6/10/2005	12/22/2005	12/22/2015
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Japan	Filed	2009-081241
FIBERPRINT			10/27/2009
Goods: 042 Content authentication and verification programs for yarn and thread

	Japan	Registered	2005-050087	4933787	3/3/2016
MicroVista (Stylized)			6/6/2005	3/3/2006	3/3/2016
Goods: 022 Continuous fiber for textile use, other textile fibers; chemical-giber threads and yarns for textile use

	Japan	Registered	2004-118993	4872891	6/17/2015
MYNX			12/28/2004	6/17/2005	6/17/2015
Goods: 023 Yarn

REPREVE	Japan	Registered	2006-084955 9/12/2006	5031613 3/9/2007	3/9/2017 3/9/2017
Goods: 023 Yarn

	Japan	Registered	2004-118994	4872890	6/17/2015
SORBTEK			12/28/2004	6/17/2005	6/17/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Japan	Filed	2009-081240
U TRUST			10/27/2009
Goods: 042 Content authentication and verification programs for yarn and thread

	Mexico	Registered	949488	1059496	7/22/2018
4T7			7/22/2008	8/29/2008	7/22/2018
Goods: 023 Yarn

	Mexico	Registered	949489	1062248	7/22/2018
4T7 (Stylized)			7/22/2008	9/24/2008	7/22/2018
Goods: 023 Yarn

	Mexico	Registered	741413	904577	9/26/2015
A.M.Y.			9/26/2005	10/24/2005	9/26/2015
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate
	Mexico	Registered	741414	904578	9/26/2015
AUGUSTA			9/26/2005	10/24/2005	9/26/2015
Goods: 023 Yarn

	Mexico	Registered	741415	915970	9/26/2015
CATCH MOVE RELEASE			9/26/2005	1/23/2006	9/26/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Mexico	Filed	1029262		8/25/2019
FIBERPRINT			8/25/2009
Goods: 042 Textile testing through content authentication and verification program for yarn and thread

	Mexico	Registered	741416	904,579	9/26/2015
MicroVista (Stylized)			9/26/2005	10/24/2005	9/26/2015
Goods: 022 Textile filaments and textile fibers

	Mexico	Registered	741417	904580	9/26/2015
MYNX			9/26/2005	10/24/2005	9/26/2015
Goods: 023 Yarn

	Mexico	Registered	777936	932989	4/18/2016
REFLEXX			4/18/2006	4/28/2006	4/18/2016
Goods: 023 Synthetic fiber for polyester based fabric

	Mexico	Registered	843446	983352	3/20/2017
REPREVE			3/20/2007	4/30/2007	3/20/2017
Goods: 023 Threads and yarns

	Mexico	Registered	741419	908479	9/26/2015
SATURA & Design			9/26/2005	11/18/2005	9/26/2015
Goods: 023 Yarn

	Mexico	Registered	736469	907973	8/26/2015
SEDORA			8/26/2005	11/16/2005	8/26/2015
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate
	Mexico	Registered	741420	904856	9/26/2015
SORBTEK			9/26/2005	10/25/2005	9/26/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Mexico	Filed	1029260		8/25/2019
U TRUST			8/25/2009
Goods: 042 Textile testing, namely, content authentication and verification program for yarn and thread

	Mexico	Registered	150,693	442,683	9/20/2012
UNIFI			9/20/1992	9/24/1993	9/20/2012
Goods: 023 Yarns and threads

	Pakistan	Registered	204668	204668	1/7/2015
A.M.Y.			1/7/2005	1/7/2005	1/7/2015
Goods: 023 Yarn

	Pakistan	Filed	271593		8/27/2019
FIBERPRINT			8/27/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Pakistan	Registered	204667	204667	1/7/2015
MYNX			1/7/2005	1/7/2005	1/7/2015
Goods: 023 Yarn

	Pakistan	Registered	204666	204666	1/7/2015
REFLEXX			1/7/2005	1/7/2005	1/7/2015
Goods: 023 Yarn

	Pakistan	Filed	204665	1/7/2015
SORBTEK			1/7/2005
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate
	Pakistan	Filed	271594		8/27/2019
U TRUST			8/27/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

Panama	Registered	162054-01	162054-01	6/7/2017
REPREVE			6/7/2007	6/7/2007	6/7/2017
Goods: 023 Yarn

	Peru	Registered	254083	13023	1/31/2015
MICROMATTIQUE			11/3/1994	1/31/2005	1/31/2015
Goods: 023

	Peru	Registered	254084	13392	2/14/2015
MICROMATTIQUE			11/3/1994	2/14/1995	2/14/2015
Goods: 024

	Peru	Registered	254085	12758	1/24/2015
MICROMATTIQUE			1/24/2005	1/24/2005	1/24/2015
Goods: 025

	Peru	Registered	308934	129306	7/26/2017
REPREVE			3/16/2007	7/26/2007	7/26/2017
Goods: 023 Yarn

	Peru	Registered	245,707	011676	12/2/2014
UNIFI			7/1/1994	12/2/1994	12/2/2014
Goods: 023 Yarns and threads

	South Africa	Registered	2005120285	2005/20285	9/26/2015
A.M.Y.			9/26/2005	9/26/2005	9/26/2015
Goods: 023 Yarns and threads, for textile use

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate
	South Africa	Registered	2005120286	2005120286	9/26/2015
CATCH MOVE RELEASE			9/26/2005	9/26/2005	9/26/2015
Goods: 022 Synthetic fiber for polyester based fabric

	South Africa	Registered	2005120287	2005/20287	9/26/2015
MYNX			9/26/2005	9/26/2005	9/26/2015
Goods: 023 Yarns and threads, for textile use

	South Africa	Registered	2005120288	2005/20288	9/26/2015
REFLEXX			9/26/2005	9/26/2005	9/26/2015
Goods: 023 Yarns and threads, for textile use

	South Africa	Registered	2005120289	2005/20289	9/26/2015
SORBTEK			9/26/2005	9/26/2010	9/26/2015
Goods: 022 Synthetic fiber for polyester based fabric

	South Korea	Registered	40-2004-0058271	650246	2/7/2016
A.M.Y.			12/24/2004	2/7/2006	2/7/2016
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn for textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

	South Korea	Registered	40-2005-26536	657413	4/4/2016
CATCH MOVE RELEASE			6/10/2005	4/4/2006	4/4/2016
Goods: 022 Synthetic fiber for polyester based fabric

	South Korea	Registered	40-2005-26534	657407	4/4/2016
CATCH MOVE RELEASE & Design			6/10/2005	4/4/2006	4/4/2016
Goods: 022 Synthetic fiber for polyester based fabric

	South Korea	Filed	41-2009-19708
FIBERPRINT			8/25/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate
	South Korea	Registered	40-2005-25437	657406	4/4/2016
MicroVista (Stylized)			6/3/2005	4/4/2006	4/4/2016
Goods: 022 Textile filaments, textile fibers

	South Korea	Registered	40-2004-0058273	650411	2/8/2016
REFLEXX			12/24/2004	2/8/2006	2/8/2016
Goods: 023 Spun thread and yarn, colored threads, sewing thread and yarn, semi-synthetic fiber thread and yarn for textile use, regenerated fiber thread and yarn for textile use, elastic thread and yarn for textile use, threads of plastic materials for textile use, inorganic fiber base mixed thread and yarn, chemical fiber base mixed

	South Korea	Registered	40-2004-0058270	642090	12/6/2015
SORBTEK			12/24/2004	12/6/2005	12/6/2015
Goods: 022 Synthetic fiber for polyester based fabric

	South Korea	Filed	41-2009-19706
U TRUST			8/25/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Spain	Registered	2573364	2573364	12/22/2013
FYBERSERV			12/22/2003	7/13/2004	12/22/2013
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database

	Spain	Registered	2420948	2420948	8/13/2011
FYBERSERV & Design			8/13/2001	10/7/2002	8/13/2011
Goods: 042 Customer service website and database

	Spain	Registered	2420947	2420947	8/13/2011
FYBERSERV STAY CONNECTED, MOVE AHEAD & Design			8/13/2001	10/7/2002	8/13/2011
Goods: 042 Customer service website and database

	Spain	Registered	2420083	2420083	8/7/2011
STAY CONNECTED, MOVE AHEAD			8/7/2001	9/16/2003	8/7/2011
Goods: 042 Leasing access time to databases and hosting websites for customers interested in information relating to the textile industry

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Taiwan	Registered	93060497	1173649	9/15/2015
A.M.Y.			12/27/2004	9/16/2005	9/16/2015
Goods: 023 Yarn

	Taiwan	Registered	94027783	1198442	2/29/2016
CATCH MOVE RELEASE			6/10/2005	3/1/2006	3/1/2016
Goods: 022 Synthetic fiber for polyester based fabric

	Taiwan	Registered	94027784	1223508	8/15/2016
CATCH MOVE RELEASE & Design			6/10/2005	8/16/2006	8/16/2016
Goods: 022 Synthetic fiber for polyester based fabric

	Taiwan	Filed	98037146
FIBERPRINT			8/26/2009
Goods: 042 Content authentication and verification services for yarn and thread products

	Taiwan	Registered	94026471	1204712	4/15/2016
MicroVista (Stylized)			6/3/2005	4/16/2006	4/16/2016
Goods: 022 Textile filaments and textile fibers

	Taiwan	Registered	93060496	1173648	9/15/2015
MYNX			12/27/2004	9/16/2005	9/16/2015
Goods: 023 Yarn

	Taiwan	Registered	93060495	1173647	9/15/2015
REFLEXX			12/27/2004	9/16/2005	9/16/2015
Goods: 023 Yarn

	Taiwan	Registered	93060494	1173646	9/15/2015
SORBTEK			12/27/2004	9/16/2005	9/16/2015
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Taiwan	Filed	98037144
U TRUST			8/26/2009
Goods: 042 Content authentication and verification services for yarn and thread products

	Thailand	Registered	585908	TM235573	3/28/2015
A.M.Y.			3/29/2005	2/8/2006	3/28/2015
Goods: 023 Yarn

	Thailand	Registered	593616	TM237186	6/14/2015
CATCH MOVE RELEASE			6/15/2005	3/3/2006	6/14/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Thailand	Registered	593617	TM237043	6/14/2015
CATCH MOVE RELEASE & Design			6/15/2005	3/3/2006	6/14/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Thailand	Filed	742144		8/31/2019
FIBERPRINT			9/1/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Thailand	Registered	592822	TM237185	6/7/2015
MicroVista (Stylized)			6/8/2005	3/3/2006	6/7/2015
Goods: 022 Textile filaments and textile fibers

	Thailand	Registered	577955	TM231691	1/4/2015
MYNX			1/5/2005	12/9/2005	1/4/2015
Goods: 023 Yarn

	Thailand	Registered	577956	TM256155	1/4/2015
REFLEXX			1/5/2005	2/15/2007	1/4/2015
Goods: 023 Yarn

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	Thailand	Registered	577957	TM231692	1/4/2015
SORBTEK			1/5/2005	12/9/2005	1/4/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Thailand	Filed	742143		8/31/2019
U TRUST			9/1/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Turkey	Registered	2005/45693	2005/45693	10/31/2015
A.M.Y.			10/21/2005	10/21/2005	10/21/2015
Goods: 023 Yarn

	Turkey	Registered	2005/45694
CATCH MOVE RELEASE			10/21/2005
Goods: 022 Synthetic fiber for polyester based fabric

	Turkey	Filed	2009/45659		8/31/2019
FIBERPRINT			8/26/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

	Turkey	Registered	2005/45695	2005/45695	10/31/2015
MYNX			10/21/2005	10/21/2005	10/21/2015
Goods: 023 Yarn

	Turkey	Registered	2005/45694
SORBTEK			10/21/2005
Goods: 022 Synthetic fiber for polyester based fabric

	Turkey	Filed	2009/45658		8/31/2019
U TRUST			8/26/2009
Goods: 042 Warranty service program for yarn and thread; content authentication and verification program for yarn and thread

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	United States	Registered	77/483,567	3,693,613	10/6/2019
4T7			5/27/2008	10/6/2009	10/6/2019
Goods: 023 Yarn

	United States	Filed	77/483,561
4T7 (Stylized)			5/27/2008
Goods: 023 Yarn

	United States	Registered	76/364,872	2,738,677	7/15/2013
A.M.Y.			1/31/2002	7/15/2003	7/15/2013
Goods: 023 Yarn

	United States	Registered	78/672,506	3,098,266	5/30/2016
AIO			7/18/2005	5/30/2006	5/30/2016
Goods: 023 Yarn

	United States	Registered	78/666,601	3,135,416	8/29/2016
aio (Stylized)			7/8/2005	8/29/2006	8/29/2016
Goods: 023 Yarn

	United States	Registered	76/192,695	2,737,792	7/15/2013
AUGUSTA			1/11/2001	7/15/2003	7/15/2013
Goods: 023 Yarn

	United States	Registered	78/310,167	2,877,731	8/24/2014
AVADA			10/7/2003	8/24/2004	8/24/2014
Goods: 023 Yarn

	United States	Registered	78/670,154	3,206,916	2/6/2017
CATCH MOVE RELEASE			7/14/2005	2/6/2007	2/6/2017
Goods: 022 Synthetic fiber for polyester based fabric

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	United States	Registered	78/326,706	2,897,488	10/26/2014
CIELO			11/12/2003	10/26/2004	10/26/2014
Goods: 023 Yarn

	United States	Registered	76/192,694	2,716,285	5/13/2013
ECLYPSE			1/11/2001	5/13/2003	5/13/2013
Goods: 022 Continuous filament fiber with differential dye looks to be woven or knitted into fabric for men’s and women’s business attire, upholstery and home furnishings

	United States	Filed	77/778,472
FIBERPRINT			7/10/2009
Goods: 042 Providing content authentication and verification services for yarn and thread

	United States	Registered	76/207,014	2,856,270	6/22/2014
FYBERSERV			2/6/2001	6/22/2004	6/22/2014
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database in the textiles industry

	United States	Registered	76/215,860	2,806,981	1/20/2014
FYBERSERV & Design			2/26/2001	1/20/2004	1/20/2014
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database in the textiles industry

	United States	Registered	76/216,640	2,936,585	3/29/2015
FYBERSERV STAY CONNECTED, MOVE AHEAD & Design			2/26/2001	3/29/2005	3/29/2015
Goods: 035 Customer service information and advice offered through the medium of a website and electronic database in the textiles industry

	United States	Registered	78/310,163	2,877,729	8/24/2014
INHIBIT			10/7/2003	8/24/2004	8/24/2014
Goods: 023 Yarn

			Application Number	Registration Number	Next Renewal Date
Mark Name	Country	Status	Application Date	Registration Date	Expiration Date

	United States	Registered	78/310,166	2,877,730	8/24/2014
MERANO			10/7/2003	8/24/2004	8/24/2014
Goods: 023 Yarn

	United States	Registered	76/358,700	2,757,202	8/26/2013
MicroVista (Stylized)			1/14/2002	8/26/2003	8/26/2013
Goods: 022 Textile filaments and textile fibers

	United States	Registered	78/310,162	2,947,770	5/10/2015
MYNX			10/7/2003	5/10/2005	5/10/2015
Goods: 023 Yarn

	United States	Registered	76/192,696	2,595,801	7/16/2012
NOVVA			1/11/2001	7/16/2002	7/16/2012
Goods: 023 Yarn

	United States	Registered	76/367,131	2,744,440	7/29/2013
PROVIDING INNOVATIVE FIBERS AND COMPETITIVE SOLUTIONS				2/4/2002	7/29/2003 7/29/2013
Goods: 035 Business marketing services in the textile industry

	United States	Registered	78/310,160	2,877,728	8/24/2014
REFLEXX			10/7/2003	8/24/2004	8/24/2014
Goods: 023 Yarn

	United States	Registered	76/192,693	2,691,497	2/25/2013
REPREVE			1/11/2001	2/25/2003	2/25/2013
Goods: 023 Yarn

	United States	Filed	85/055,863
REPREVE			6/7/2010
Goods: 040 Production, treatment and refinement of biofuels for others
042 Scientific research and consultation services in the field of biofuels

			ApplicationNumber	RegistrationNumber	Next Renewal Date
Mark Name	Country	Status	ApplicationDate	RegistrationDate	ExpirationDate

	United States	Filed	85/011,398
SATURA			4/12/2010
Goods: 023 Yarn

	United States	Registered	78/331,625	2,897,506	10/26/2014
SATURA & Design			11/21/2003	10/26/2004	10/26/2014
Goods: 023 Yarn

	United States	Registered	78/686,681	3.152,281	10/3/2016
SEDORA			8/5/2005	10/3/2006	10/3/2016
Goods: 023 Yarn

	United States	Registered	75/928,744	2,777,116	10/28/2013
SORBTEK			2/25/2000	10/28/2003	10/28/2013
Goods: 022 Synthetic fiber for polyester based fabric

	United States	Registered	76/206,638	2,802,860	1/6/2014
STAY CONNECTED, MOVE AHEAD			2/7/2001	1/6/2004	1/6/2014
Goods: 035 Customer service information and advice relating to the applicant’s textile products all via the Internet

	United States	Registered	76/192,692	2,716,284	5/13/2013
SULTRA			1/11/2001	5/13/2003	5/13/2013
Goods: 023 Yarn

	United States	Registered	78/310,157	2,877,727	8/24/2014
TEXTRA			10/7/2003	8/24/2004	8/24/2014
Goods: 023 Yarn

	United States	Filed	77/778,467
U TRUST			7/10/2009
Goods: 042 Providing content authentication and verification services for yarn and thread

			Application Number	Registration Number	Next Renewal Date
Mark Name	Country	Status	Application Date	Registration Date	Expiration Date

	United States	Registered	74/261,913	1,872,523	1/10/2015
UNIFI			4/2/1992	1/10/1995	1/10/2015
Goods: 023 Yarns and threads formed of natural and/or synthetic fibers, but excluding glass

	United States	Registered	74/261,912	2,161,151	6/2/2018
UNIFI (Stylized)			4/2/1992	6/2/1998	6/2/2018
Goods: 023 Yarns

	Uruguay	Registered	256316	256316	7/9/2013
MICROMATTIQUE			8/27/1992	7/9/1993	7/9/2013
Goods: 024
025

	Venezuela	Registered	16276-94	P-187904	2/9/2016
MICROMATTIQUE			12/6/1994	2/9/1996	2/9/2016
Goods: 024
025

	Venezuela	Registered	16325-94	P-187923	2/9/2016
MICROMATTIQUE			12/7/1994	2/9/1996	2/9/2016
Goods: 023

	Vietnam	Registered	4-2005-02289	77270	3/4/2015
A.M.Y. & Design (in color)			3/4/2005	11/24/2006	3/4/2015
Goods: 023 Yarn

	Vietnam	Filed	4-2009-18970		9/7/2019
FIBERPRINT			9/7/2009
Goods: 042 Authentication and verification programs (content certification services) for yarn and thread

	Vietnam	Registered	4-2005-02286	77267	3/4/2015
MYNX			3/4/2005	11/24/2006	3/4/2015
Goods: 023 Yarn

			Application Number	Registration Number	Next Renewal Date
Mark Name	Country	Status	Application Date	Registration Date	Expiration Date

	Vietnam	Registered	4-2005-02287	77268	3/4/2015
REFLEXX			3/4/2005	11/24/2006	3/4/2015
Goods: 023 Yarn

	Vietnam	Registered	4-2005-02288	77269	3/4/2015
SORBTEK			3/4/2005	11/24/2006	3/4/2015
Goods: 022 Synthetic fiber for polyester based fabric

	Vietnam	Filed	4-2009-18971		9/7/2019
U TRUST			9/7/2009
Goods: 042 Authentication and verification programs (content certification services) for yarn and thread
Licensed Patents, Trademarks and Copy Rights
DuPont Licensed Trademarks and Patents as set forth in its Licensed Fiber Processor Agreement with Unifi, dated May 7, 1999 (for Coolmax, Coolmax Alta and Thermastat), the Technology Cross-License Agreement with Unifi, effective June 1, 2000, and the Invista S.r.l. POY Intellectual Property License Agreement with Unifi, effective September 30, 2004 (for Softec, Vibrance and Dacron), as well as other Dupont Technical Information provided the said agreements.
Licensed patents, trademarks and copy rights that the Borrowers have the right to use due to the purchase of products and/or services from their various vendors and suppliers.

SCHEDULE 2(a)(iv)
COMMERCIAL TORT CLAIMS
None

SCHEDULE 4(a)(i)
CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS/EXACT LEGAL NAME
STATE OF FORMATION

			State ID	State of	Date of
Legal Name		EIN	Number	Formation	Formation	Ownership
	Domestic Entities:

1	Unifi, Inc.
	7201 W Friendly Avenue	11-2165495	N/A	NY	1/8/1969	Ultimate Parent
	Greensboro, NC 27410		152807 (NC)

2	Unifi Manufacturing, Inc.
	7201 W Friendly Avenue Greensboro, NC 27410	56-2001082	411480	NC	11/25/1996	100% - Inc

3	Unifi Sales & Distribution, Inc.
	7201 W Friendly Avenue Greensboro, NC 27410	56-2001079	411509	NC	11/25/1996	100% - Inc

4	Spanco International, Inc.
	7201 W Friendly Avenue Greensboro, NC 27410	56-1861046	335876	NC		100% - UMI

5	Unimatrix Americas, LLC
	7201 W Friendly Avenue Greensboro, NC 27410	86-1091016	693371	NC	10/2/2003	100% - UMI

6	Unifi Equipment Leasing, LLC
	(f/k/a Unifi Kings Mountain 7201 W Friendly Avenue Greensboro, NC 27410	Appl Not Filed	840276	NC	4/12/2006	100% - UMI

7	Unifi Textured Polyester, LLC
	7201 W Friendly Avenue Greensboro, NC 27410	56-2085603	457283	NC	4/23/1998	100% - UMI
ALL BOOKS AND RECORDS ARE MAINTAINED AT THE UNIFI, INC. CORPORATE HEADQUARTERS AT 7201 W. FRIENDLY AVENUE, GREENSBORO, GUILFORD COUNTY, NORTH CAROLINA, 27410, P.O. BOX 19109, GREENSBORO, NC 27419

SCHEDULE 4(a)(ii)
NAME CHANGES/CHANGES IN
CORPORATE STRUCTURE/TRADE NAMES
None, except as set forth on Schedule 4(a)(i) or Schedule 1(b)

SCHECULE 4(b)
LOCATIONS OF COLLATERAL

	Inventory/Equipment	Owned (“O”)
Owner’s	at Location	or
Name	Yes (“Y) No (“N”)	Leased (“L”)	Property Address

Unifi, Inc.	Y	O	Corporate Offices
7201 West Friendly Avenue
Greensboro, NC 27410

Unifi Manufacturing, Inc.:

	Y	O	Yadkinville–T1 & T2
& Warehouses W-1 & W-2
601 East Main Street
Yadkinville, NC 27055

	Y	O	Yadkinville – T5 & F1
1641 Shacktown Road
Yadkinville, NC 27055

	Y	O	Topsider Warehouse
(Recycling Center)
180 Beroth Drive
Yadkinville, NC 27055

	Y	O	Lynch Property (guest house)
603 East Main Street
Yadkinville, NC 27055

	Y	O	Reidsville – Plant 4
2920 Vance Street Ext.
Reidsville, NC 27320

	Y	L	Mayodan – Plant 15
271 Cardwell Road
Mayodan, NC 27027

	Y	O	Madison – Plant 3 & Warehouse
805 Island Drive
Madison, NC 27025

	Y	O	Decatur Street Warehouse
713 W. Decatur Street
Madison, NC 27025

	Y	O	Central Distribution Center
Houston Loop Road
Fort Payne, Alabama 35968

	Y	L	Cooleemee Warehouse
314 South Main Street
Cooleemee, NC 27014

Entities having possession of inventory or equipment
other than the Company or its Subsidiaries

CONSIGNMENT LOCATION	Fibretrade Canada, Inc.
925 McCaffrey
St. Laurent, Quebec
Canada

COMMISSIONING LOCATIONS	Warp Development Corp.
100 Bivens Road
Monroe, NC 28110

American Yarn, LLC
1305 Graham Street
Burlington, NC 27523

WAREHOUSE LOCATIONS	Cooleemee Warehouse
Cooleemee Partners, LLC
314 South Main Street
Cooleemee, NC 27014

Blackhawk Logistics, LLC
5801 North Rhett Ext.
Hanahan, SC 29406

Globe Con Freight Systems, Inc.
18420 South Broadwick Street, PR3
Rancho Dominguez, California 90220

Exhibit C to First Amendment to Amended and Restated Credit Agreement,
Amended and Restated Security Agreement and Pledge Agreement

EXHIBIT C
Schedule 2(a)
to
Pledge Agreement
dated as of May 26, 2006, as amended,
in favor of Bank of America, N.A.,
as Agent

			Percentage of Interest
Name of Subsidiary	Number of Shares	Certificate Number	Pledged/Pledgor
Unifi Manufacturing, Inc.	1,000	1	100% - Unifi, Inc.
Unifi Sales & Distribution, Inc.	1,000	1	100% - Unifi, Inc.
Unifi International Service, Inc. (Dissolved)	500	2	100% - Unifi, Inc.
Charlotte Technology Group, Inc. (Dissolved)	9,828,000	1
	21,996	16
	(Total: 9,849,996)		100% - Unifi Sales & Distribution, Inc.
UTG Shared Services, Inc. (Dissolved)	10	1	100% - Charlotte Technology Group, Inc.
Spanco International, Inc.	100	2	100% - Spanco Industries, Inc.
Spanco Industries, Inc. (Dissolved)	100	2	100% Unifi Manufacturing, Inc.
Unifi Latin America, S.A.	213,944	1
	567,796	6
	144,264	8
	159,816	10
	492,657	11
	(Total: 1,578,477)		67.3% - Spanco International, Inc.
(uncertificated entities):

Percentage of Interest
Name of Subsidiary	Pledged/Pledgor
Unifi Yarns Mexico, S. de RL de CV	0.01% INC
99.99% UMI
Unifi Equipment Leasing, LLC	100% UMI
Unifi Manufacturing Virginia, LLC (Dissolved)	95% Unifi, Inc.
5% Unifi Manufacturing, Inc.
95% Unifi, Inc.
Unifi Export Sales, LLC (Dissolved)	5% Unifi Manufacturing, Inc.
Glentouch Yarn Company, LLC (Dissolved)	100% Unifi, Inc.
Unifi Textured Polyester, LLC	100% Unifi, Inc.
Unifi Kinston, LLC	100% Unifi, Inc.
100% Unifi Sales &
Unifi Technical Fabrics, LLC (Dissolved)	Distribution, Inc.
Unifi Holding 1 B.V.	100% Unifi, Inc.
UniMatrix Americas, LLC	100% Unifi Manufacturing, Inc.
Unifi do Brasil, LTA	99.99% Unifi, Inc.
0.01% Unifi Manufacturing, Inc.
Parkdale America, LLC	34% Unifi Manufacturing, Inc.
Provided, however, that with respect to the Membership Interests of any Borrower in Parkdale America, LLC, the pledge thereof shall be subject to requirements and limitations set forth in that certain Limited Consent to Permit Encumbrance of Membership Interest for Collateral Security Purposes, dated as of May 15, 2006, among Unifi Manufacturing Inc., Parkdale Mills Incorporated, the Agent and the Trustee.

Exhibit 4(a)
to
Pledge Agreement
dated as of May__, 2006, as amended,
in favor of Bank of America, N.A.,
as Agent
Irrevocable Stock Power
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of _____________________, a ____________ corporation:

No. of Shares	Certificate No.

and irrevocably appoints ________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock or equity interest and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.
_______________,
a ______________ [corporation]

By:
Name:
Title: